UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09121

JNL Variable Fund LLC

(Exact Name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

ANNUAL REPORT

December 31, 2011

• JNL® Series Trust

• JNL Variable Fund LLC

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies Variable Annuity®, Fifth Third Perspective, Retirement Latitudes®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Investor VUL (New York) and Perspective Rewards (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at 1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com. Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2011, together with Management’s Discussion of Fund Performance for each of the Funds.

In 2011, United States equity markets experienced their most volatile year on record due to the combined effects of natural disasters in Japan and Thailand, global political upheaval, a worsening European debt crisis and the first ever downgrade of the U.S. credit rating. In August, the Dow Jones Industrial Average (“DJIA”) alternated between gains and losses of more than 400 points on four days for the first time in history and daily price swings in the S&P 500® Index averaged 2.2%, the most volatile since August 1932.

Even though volatility spiked significantly during the third quarter, the broader market finished the year almost exactly where it began, with the S&P 500 Index falling just 0.04 points or 0.03%. With reinvested dividends, the S&P 500 Index returned 2.11%. The DJIA delivered a stronger performance, with a gain of 5.53%, while the Nasdaq Composite Index underperformed the other two indices, with an annual loss of -1.80%. Although domestic markets struggled to post gains in 2011, U.S. equities outperformed world markets, as measured by the MSCI  World Index, MSCI EAFE Index and the  MSCI Emerging Markets Index which fell -7.61%, -12.14% and  -18.42%, respectively.

Despite the downgrade by Standard & Poor’s in August, U.S. Treasuries were one of the best performing asset classes during 2011. Overall, U.S Treasuries returned 9.81% in 2011, as measured by the Barclays Capital U.S. Treasury Index, and Treasuries due in 10- to 20- years soared by 21.76%, as measured by the Barclays Capital U.S. 10-20 Years Index. U.S. investment grade corporate bonds returned an average of 7.84%, as measured by the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds rose 4.98%, as measured by the Barclays Capital U.S. Corporate High-Yield Index.

In June, the U.S. Federal Reserve (the “Fed”) completed its $600 billion program of buying Treasuries to stimulate economic growth, in its second round of quantitative easing. However, to help calm investors and revive the U.S. housing market, the Fed announced a program in September, dubbed “Operation Twist”, which seeks to lower borrowing costs by replacing $400 billion in shorter term assets in its holdings with longer term debt. At the same time, the Fed pledged to keep the Federal Funds Rate target at the historically low range of 0.00% to 0.25% until mid 2013. As a result, the yield on the 10- year Treasury note fell from 3.30% at the beginning of the year to a record low of 1.72% in September and ended the year at 1.89%.

Economic growth in the U.S. nearly came to a standstill during the first quarter of 2011, but then rose steadily throughout the year. The nation’s gross domestic product (“GDP”) expanded at an annualized rate of only 0.4% in the first quarter, down from 2.3% during the fourth quarter of 2010. In the second and third quarters, GDP expanded at an annualized rate of 1.3% and 1.8%, respectively. Economists’ advanced estimate for GDP growth during the fourth quarter is 2.8%.

Although unemployment remained high during 2011, the unemployment rate improved throughout the year, in line with the strengthening economy. In January, the jobless rate fell to 9.1% from 9.4% in December 2010, and declined to 8.5% by the end of 2011, the lowest level since February 2009.

The extreme volatility that impacted equity markets during 2011 underscores the importance of seeking professional advice to establish an investment plan. A portfolio with broad diversification can help mitigate the impact of market volatility. Jackson National Life Insurance Company® and Jackson National Life Insurance Company of New York® (collectively, Jackson®) provide one of the widest selections of investments in the industry with 99 options, including access to alternative investments, disciplined strategies and asset allocation portfolios. During 2011, Jackson added five funds to its investment lineup: JNL/PPM America Floating Rate Income Fund, JNL/Brookfield Global Infrastructure Fund, JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Mellon Capital Management Emerging Markets Index Fund available as direct investments and JNL/AQR Managed Futures Strategy Fund available through the Jackson Fund of Funds.

At Jackson, we provide you with the freedom to choose the investment options necessary to achieve your financial goals. Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL Mellon Capital Management Funds Mellon Capital Management Corporation

Market Summary: Helped by a strong fourth quarter, U.S. stocks climbed back from steep losses during the third quarter to close mixed in 2011. Stock prices faced headwinds on concerns about Europe’s sovereign debt crisis and signs of slowing activity in developed and emerging markets, but recovered as U.S. growth surprised to the upside and earnings remained robust. The S&P 500 Index rose 11.82% in the fourth quarter, and managed to gain 2.11% for the year. Small cap stocks underperformed large caps during 2011, as the Russell 2000 Index fell -4.18%, while value stocks outperformed growth. Utilities and consumer staples were the best performing sectors in the S&P 500 Index, while financials underperformed.

    International markets fell during 2011, though there was wide dispersion among individual country markets due to exposure to the Euro area sovereign debt crisis. Unlike U.S. stocks, whose strong fourth quarter helped recoup earlier losses, international stocks did not experience as strong a fourth quarter. The MSCI EAFE Index lost -12.14% in U.S. Dollar terms. Notable underperformers on a local net basis included Greece (-61.53%), Japan (-18.73%), and Germany (-15.34%). Outperformers on a local net basis included Ireland (+17.51%) and New Zealand (+5.69%).

JNL/Mellon Capital Management DowSM 10 Fund

Sector Weightings*:

Health Care	29.7%
Consumer Staples	20.4
Telecommunication Services	18.9
Consumer Discretionary	11.9
Information Technology	10.6
Materials	7.5
Short Term Investments	1.0

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Dow 10 Fund outperformed its benchmark by posting a return of 17.98% for Class A shares compared to 8.38% for the Dow Jones Industrial Average.

    The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

    The Fund’s annual rebalance was executed in April.

    Companies that contributed to the Fund’s performance included: McDonald’s Corp. (“McDonald’s”), the world’s largest restaurant chain, gained as sales at stores open at least 13 months worldwide rose 5.5% in October 2011 as customer traffic in Asia increased and topped analysts’ projected gain of 4.6%. Pfizer Inc. (“Pfizer”), a global pharmaceutical, gained due to a multibillion dollar stock buyback program, dividend boost and a stated intention to spin off parts of the company. In addition, several new Pfizer drugs won U.S. Food and Drug Administration approval.

    Companies that detracted from the Fund’s

performance included: El du Pont de Nemours & Co., a global chemical and life sciences company, was the least contributor to the Fund’s return. The chemical maker cut its 2011 earnings forecast by 10 cents a share because of falling demand for consumer electronics and plastics and continued weak demand for construction products. Coca-Cola Co. (“Coca-Cola”), a manufacturer, marketer and distributor of soft drinks and syrups, was held in the Fund for part of the year until the April rebalance. Coca-Cola was the second least contributor to the Fund’s return. Although the company reported good operating results, the stock lagged the return of the other stocks in the Fund.

JNL/Mellon Capital Management S&P® 10 Fund

Sector Weightings*:

Energy	37.6%
Industrials	37.4
Consumer Discretionary	12.9
Financials	11.8
Short Term Investments	0.3

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management S&P 10 Fund underperformed its benchmark by posting a return of -15.45% for Class A shares compared to 2.11%

for the S&P 500 Index.

    The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

    The Fund’s annual rebalance was executed in April.

    Companies that contributed to the Fund’s performance included: Capital One Financial Corp. (“Capital One”), a diversified bank, gained during the year, as it agreed to buy ING Group NV’s U.S. online bank for $9 billion to gain deposits and access to 7 million customers. The deal would make Capital One the sixth largest U.S. lender by deposits, up from seventh. CBS Corp., a multimedia company, gained due to continued

advertising revenue growth and new revenue from digital distributors, such as Netflix Inc. (“Netflix”), which has given investors added confidence.

    Companies that detracted from the Fund’s performance included: Baker Hughes Inc., a supplier of reservoir centered products, services and systems to the worldwide oil and gas industry, declined as a result of declining demand and rising inventories of natural gas. The company also faced declining margins on its revenue. Fluor Corp., a professional services company, declined after buying a majority stake in a reactor technology firm, which curbed its earnings forecast for next year.

JNL/Mellon Capital Management Global 15 Fund

Sector Weightings*:

Financials	20.5%
Health Care	17.1
Telecommunication Services	15.6
Industrials	12.1
Consumer Discretionary	9.7
Consumer Staples	9.2
Information Technology	9.1
Energy	6.6
Short Term Investments	0.1

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Global 15 Fund under-

performed its benchmark by posting a return of -8.26% for Class A shares compared to -5.54% for the MSCI World Index.

    The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

    The Fund’s annual rebalance was executed in April.

    Companies that contributed to the Fund’s performance included: Pfizer, a global pharmaceutical company, gained during the year due to a multibillion dollar stock buyback program, dividend boost and a stated intention to spin off parts of the company. In addition, several new Pfizer drugs won U.S. Food and Drug Administration approval. Intel Corp., the world’s leading manufacturer of microprocessors, gained after setting new records for microprocessor units shipped. The company saw strong growth in data centers which was fueled by growth in mobile and cloud computing.

    Companies that detracted from the Fund’s performance included: Esprit Holdings Ltd. (“Esprit”), the biggest Hong Kong listed clothing retailer, declined. The profit plunged 98% on costs for closing stores and selling its U.S. and Canada operations. Man Group Plc, a global provider of alternative investment products, declined when the world’s biggest hedge fund announced that the assets under management will decline by $6 billion amid suppressed demand for investment products.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Nasdaq 25® Fund

Sector Weightings*:

Information Technology	40.1%
Consumer Discretionary	33.4
Consumer Staples	11.2
Industrials	6.7
Health Care	3.1
Materials	2.4
Telecommunication Services	1.1
Investment Companies	0.4
Short Term Investments	0.6

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Nasdaq 25 Fund underperformed its benchmark by posting a return of

1.98% for Class A shares compared to 3.66% for the Nasdaq 100 Index.

    The investment objective of the Fund is total return.

    Companies that contributed to the Fund’s performance included: Starbucks Corp. (“Star-bucks”), the world’s biggest coffee shop operator, gained as it acquired juice maker Evolution Fresh Inc. (“Evolution Fresh”) for $30 million and will open new retail stores selling juice next year to broaden its scope beyond coffee. Net income for the period ended October 31 increased to $358.5 million, or 47 cents a share, from $278.9 million, or 37 cents, a year earlier. Apple Inc. (“Apple”), designer, manufacturer and retailer of personal computer, mobile communication devices and related software and services, gained as it launched a new iPhone 4S in September that boasts a stronger chip for processing data and a more advanced camera. Also, the company announced plans to return capital to shareholders in the form of a stock buyback or dividend using available cash.

    Companies that detracted from the Fund’s performance included: NetApp Inc., a manufacturer of data storage products, declined after the company reported poor fiscal first quarter revenue due to declining sales from its largest clients. Broadcom Corp., the largest maker of chips that power television set top boxes, declined due to decreasing demand from phone service providers for new equipment, fewer shipments of set top boxes and personal computers and the company’s decision to close its DTV and Bluray chip businesses. The company steadily lost sales to two Taiwan based consumer chip companies, MediaTek Inc. and Mstar Semiconductor Inc.

JNL/Mellon Capital Management Value Line® 30 Fund

Sector Weightings*:

Consumer Discretionary	45.4%
Materials	19.3
Information Technology	18.7
Industrials	4.9
Telecommunication Services	3.2
Energy	2.9
Investment Companies	0.4
Short Term Investments	5.2

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Value Line 30 Fund underperformed its benchmark by posting a re turn of -22.98% for Class A shares compared to 2.11% for the S&P 500 Index.

    The investment objective of the Fund is to provide capital appreciation.

    Companies that contributed to the Fund’s performance included: Sally Beauty Holdings Inc., a distributor and retailer of beauty products, gained after the company announced the acquisition of Kappersservice Floral B.V. and two related companies, Hair Zone B.V. and Exphair B.V. Also, it announced the underwritten public offering of 15 million shares of its common stock held by investment funds associated with Clayton, Dubilier & Rice LLC. United Rentals Inc., the biggest U.S. equipment rental company, gained as the company agreed to buy RSC Holdings Inc. in a cash and stock transaction valued at $18.00 per share, or a total enterprise value of $4.2 billion, including

$2.3 billion of net debt.

    Companies that detracted from the Fund’s performance included: Magna International Inc. (“Magna”), North America’s largest auto parts supplier, fell along with the rest of the industry as macroeconomic uncertainty hurt auto sales. Cliffs Natural Resources Inc. (“Cliffs”), a diversified mining and natural resources company, declined after the company announced that its 2012 anticipated production volume at the Empire mine in Michigan would be approximately 2.7 million tons, down from 2011’s full year expected production volume of approximately 4.6 million tons. The decrease is due to the result of planned blast furnace maintenance in 2012 at one of Cliffs’ North American customer’s facilities.

JNL/Mellon Capital Management DowSM Dividend Fund

Sector Weightings*:

Utilities	34.0%
Industrials	15.1
Consumer Discretionary	12.3
Financials	12.2
Telecommunication Services	6.7
Health Care	4.3
Energy	4.2
Materials	4.1
Investment Companies	1.5
Short Term Investments	5.6

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Dow Dividend Fund underperformed its benchmark by posting a return of 5.77% for Class A shares compared to 12.42% for the Dow Jones U.S. Select Dividend Index.

    The investment objective of the Fund is to provide the potential for an above average total return.

    Companies that contributed to the Fund’s performance included: NiSource Inc., an energy utility holding company, gained as it leveraged its Marcellus Shale assets and positioned itself for ongoing growth. Garmin Ltd., the maker of global positioning equipment, gained due to strong sales growth in its fitness and aviation divisions.

    Companies that detracted from the Fund’s performance included: First Niagara Financial Group Inc., a bank holding company, declined as the impact of an extended period of low interest rates put pressure on revenue. Avery Dennison Corp., manufacturer of pressure sensitive materials, declined after second quarter results. The company reported second quarter 2011 net sales of approx. $1.7 billion, a decline versus the same period last year.

JNL/Mellon Capital Management S&P 24® Fund

Sector Weightings*:

Consumer Staples	15.2%
Health Care	13.9
Industrials	13.2
Financials	12.6
Materials	12.3
Consumer Discretionary	10.8
Information Technology	10.5
Energy	10.5

Investment Companies	0.8
Short Term Investments	0.2

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management S&P 24 Fund outperformed its benchmark by posting a return of 4.91% for

Class A shares compared to 2.11% for the S&P 500 Index.

    The investment objective of

the Fund is total return through capital appreciation.

    Companies that contributed to the Fund’s performance included: Biogen Idec Inc. (“Biogen”), the world’s largest maker of multiple sclerosis (“MS”) medicines, gained after a study showed its experimental MS pill reduced patients’ relapse rate after two years and also

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management S&P 24® Fund (continued)

raised no concerns about safety in a late stage trial. Estee Lauder Cos. Inc., manufacturer of hair care products, gained as the company reported first quarter net sales of $2.48 billion, an 18% increase compared with $2.09 billion in prior year. The company had healthy sales growth across all categories and attributed their success to a good strategy and increased efficiency.

Companies that detracted from the Fund’s performance included: Netflix, a video-rental service company, fell as it lost 800,000 U.S. subscribers in the third quarter after the company raised prices by 60% and split its streaming and DVD rental services. In addition, the company forecasted losses in 2012 due to increased costs to offer content in the UK and Ireland. Lastly, the company announced it will delay further expansion until profitability is restored. Newfield Exploration Co., a petroleum producer, fell after cutting its 2011 production forecast due to increased servicing costs. The company missed third quarter estimates due to asset sales and adverse weather in the Gulf of Mexico.

JNL/Mellon Capital Management 25 Fund

Sector Weightings*:

Consumer Staples	30.8%
Consumer Discretionary	25.0
Materials	23.3
Industrials	16.8
Information Technology	3.6
Short Term Investments	0.5

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management 25 Fund outperformed its benchmarks by posting a return of 8.87% for Class A shares compared to -2.43% for the S&P

MidCap 400/Citigroup Value Index and 2.11% for the S&P 500 Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: National Semiconductor Corp., manufacturer of analog and mixed signal integrated circuits, gained due to the company being acquired by Texas Instruments Inc. for $6.5 billion. VF Corp. (“VF”), a global leader in branded lifestyle apparel, gained as its third quarter earnings rose 24% as its sales got a boost from its $2.3 billion acquisition of footwear company

Timberland Co. in September. VF’s Outdoor & Action Sports division, which includes brands like Vans and The North Face, drove the sales with another quarter of double digit growth.

Companies that detracted from the Fund’s performance included: Thomson Reuters Corp. (“Thomson Reuter”), an electronic information and solutions company, declined after Infosys Ltd. announced that it was not in talks to acquire the health care related business of Thomson Reuter. Commercial Metals Co., a manufacturer of steel and metal products, declined as the company rejected an unsolicited takeover bid from billionaire investor Carl Icahn, saying the offer that values the steelmaker at $1.73 billion was too low.

JNL/Mellon Capital Management Select Small-Cap Fund

Sector Weightings*:

Information Technology	29.7%
Industrials	18.6
Consumer Discretionary	16.6
Health Care	8.7
Financials	7.3
Consumer Staples	5.5
Energy	3.0
Materials	2.6
Short Term Investments	8.0

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Select Small-Cap Fund

outperformed its benchmark by posting a return of 1.36% for Class A shares compared to -4.18% for the Russell 2000 Index.

The investment objective of the Fund is total return through capital appreciation.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: PriceSmart Inc., an owner and manager of international merchandising businesses, gained due to strong earnings results and revenue numbers. The company has also provided a good dividend yield while continuing to grow its business and control costs. Domino’s Pizza Inc., recognized world leader in pizza delivery, gained due to the roll out of the new Domino’s App for iPhone and iPod touch. Three months after its debut, it achieved $1 million in sales over a single week.

Companies that detracted from the Fund’s performance included: Venoco Inc., an onshore and offshore oil and gas exploration and production company, was a poor performer due to decreased production guidance and increased costs. The company also faced increased risk from oil and gas prices. EnerSys, a manufacturer, marketer and distributor of industrial batteries, performed poorly due to lower demand and excess supply throughout the solar supply chain. Costs continue to outpace price recovery, causing margins to decrease. The company also had negative forward looking guidance.

JNL/Mellon Capital Management JNL 5 Fund

Sector Weightings*:

Industrials	19.7%
Consumer Discretionary	12.9
Health Care	11.9
Consumer Staples	11.7
Telecommunication Services	9.9
Financials	8.9
Energy	8.8
Materials	7.0
Information Technology	5.5
Utilities	0.3
Investment Companies	0.8
Short Term Investments	2.6

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/ Mellon Capital Management JNL 5 Fund underperformed its benchmark by posting a return of -2.07% for Class A shares compared to 2.11% for the S&P 500 Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

Companies that contributed to the Fund’s performance included: Pfizer, a global pharmaceutical company, gained due to a multibillion dollar stock buyback program, dividend boost and a stated intention to spin off parts of the company. In addition, several new Pfizer drugs won U.S. Food and Drug Administration approval. Kraft Foods Inc. (“Kraft”), a food and beverage company, gained during the year as it planned to create the tax free spin off of its North American grocery unit to Kraft shareholders which will provide the snack foods business more flexibility to acquire or divest brands.

Companies that detracted from the Fund’s performance included: Esprit, the biggest Hong Kong listed clothing retailer, declined. The profit plunged 98% on costs for closing stores and selling its U.S. and Canada operations. American International Group Inc. (“AIG”), an international insurance organization, declined due to billions of dollars in losses on mortgage bond investments. AIG sued Bank of America Corp. (“Bank of America”) over $10 billion in losses on mortgage bond investments, saying they were the victim of a “massive fraud.”

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management VIP Fund

Sector Weightings*:

Consumer Discretionary	19.5%
Information Technology	15.9
Utilities	10.0
Industrials	9.8
Financials	8.3
Health Care	7.5
Materials	7.0
Telecommunication Services	6.9
Consumer Staples	6.2
Energy	5.1
Investment Companies	1.0
Short Term Investments	2.8

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management VIP Fund underperformed its benchmark by posting a return of -3.66% for Class A shares compared to 2.11% for the S&P 500 Index.

The investment objective of the Fund is total return.

Companies that contributed to the Fund’s performance included: Starbucks, the world’s biggest coffee shop operator, gained as it acquired juice maker Evolution Fresh for $30 million and will open new retail stores selling juice next year to broaden its scope beyond coffee. Net income in the period ended October 31 increased to $358.5 million, or 47 cents a share, from $278.9 million, or 37 cents, a year earlier. Biogen, the world’s largest maker of multiple sclerosis (“MS”) medicines, gained after a study showed its experimental MS pill reduced patients’ relapse rate after two years and also raised no concerns about safety in a late stage trial.

Companies that detracted from the Fund’s performance included: Magna, North America’s largest auto parts supplier, fell along with the rest of the industry as macroeconomic uncertainty hurt auto sales. Ford Motor Co. (“Ford”), a manufacturer of cars and trucks, declined as it missed quality targets due to glitches in new models’ high tech touch screen dashboard controls. Due to these issues, Ford’s namesake brand fell to 23rd from 5th in J.D. Power & Associates new car quality survey.

JNL/Mellon Capital Management JNL Optimized 5 Fund

Sector Weightings*:

Consumer Discretionary	21.6%
Information Technology	16.6
Telecommunication Services	12.5
Consumer Staples	8.1
Materials	7.6
Financials	7.2
Industrials	6.5
Health Care	5.7
Energy	5.6
Utilities	5.2
Investment Companies	0.9
Short Term Investments	2.5

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management JNL Optimized 5 Fund underperformed its benchmark by posting a return of -9.84% for Class A shares compared to 2.11% for the S&P 500 Index.

The investment objective of the Fund is capital appreciation.

Companies that contributed to the Fund’s performance included: Starbucks, the world’s biggest coffee shop operator, gained as it acquired juice maker Evolution Fresh for $30 million and will open new retail stores selling juice next year to broaden its scope beyond coffee. Net income for the period ended October 31 increased to $358.5 million, or 47 cents a share, from $278.9 million, or 37 cents, a year earlier. Apple, designer, manufacturer and retailer of personal computer, mobile communication devices and related software and services, gained as it launched a new iPhone 4S in September that boasts a stronger chip for processing data and a more advanced camera. Also, the company announced plans to return capital to shareholders in the form of a stock buyback or dividend using available cash.

Companies that detracted from the Fund’s performance included: Magna, North America’s largest auto parts supplier, fell along with the rest of the industry as macroeconomic uncertainty hurt auto sales. Ford, a manufacturer of cars and trucks, declined as it missed quality targets due to glitches in new models’ high tech touch screen dashboard controls. Due to these issues, Ford’s namesake brand fell to 23rd from 5th in J.D. Power & Associates new car quality survey.

JNL/Mellon Capital Management S&P® SMid 60 Fund

Sector Weightings*:

Financials	26.2%
Consumer Discretionary	13.1
Industrials	11.0
Utilities	10.0
Health Care	9.8
Information Technology	8.4
Energy	7.1
Materials	3.5
Telecommunication Services	1.5
Consumer Staples	1.3
Investment Companies	2.0
Short Term Investments	6.1

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon

Capital Management S&P SMid 60 Fund underperformed its benchmarks by posting a return of -7.72% for Class A shares compared to -1.73% for the S&P MidCap 400 Index and 1.02% for the S&P SmallCap 600 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: Omnicare, Inc., a geriatric pharmaceutical company, gained after it announced that it had entered into a confidentiality and joint defense agreement with PharMerica Corp. (“PharMerica”). The company launched its tender offer to purchase all of the outstanding shares of PharMerica common stock for $15.00 per share in cash. The company concluded the third quarter with no borrowings outstanding on its revolving credit facility and $681.6 million in cash on its balance sheet. Delphi Financial Group Inc., a leading financial services company, gained as Tokio Marine Holdings Inc. agreed to buy the company for $2.5 billion.

Companies that detracted from the Fund’s performance included: Exterran Holdings Inc., a holding company that through its subsidiaries provides natural gas compression services as well as other services and equipment, declined due to disappointing international performance and higher operating expenses. The company also announced that it was not going to meet its 2011 earnings before interest, taxes, depreciation and appreciation (“EBITDA”) growth goal of 5%. Synovus Financial Corp., a financial services company, declined after analysts downgraded the stock amid concern that the company might need to raise additional capital to repay the $968 million it received from the U.S. Treasury Department’s Troubled Asset Relief Program.

JNL/Mellon Capital Management NYSE® International 25 Fund

Sector Weightings*:

Financials	28.1%
Telecommunication Services	22.7
Consumer Discretionary	12.3
Energy	12.0
Utilities	5.4

Materials	3.5
Investment Companies	0.3
Short Term Investments	15.7

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management NYSE International 25 Fund underperformed its benchmark by posting a return of -23.86% for Class A shares compared to -11.81% for the NYSE International 100 Index.

The investment objective of the Fund is to pro-

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management NYSE® International 25 Fund (continued)

vide capital appreciation.

Companies that contributed to the Fund’s performance included: China Unicom (Hong Kong) Ltd., the nation’s second largest mobile phone company, gained as it posted second quarter profit that surpassed analysts’ estimates as the company signed up more users who surf the web with their phones. Net income rose 50% to 2.48 billion Chinese Yuan ($389 million) in the three months ended June 30 from a restated 1.66 billion Yuan a year earlier. Repsol YPF SA, Spain’s biggest oil company, gained as profits rose. The company’s third quarter operating income was 5.7% higher than third quarter for the previous year. This was mainly because of higher oil and gas realization prices and lower exploration costs in Argentina.

Companies that detracted from the Fund’s performance included: National Bank of Greece S.A. (“National Bank of Greece”), a retail and corporate bank, declined as Greece’s economy started to deteriorate. In addition, Alpha Bank SA rejected the unsolicited 2.8 billion Euro ($3.8 billion) takeover bid from National Bank of Greece, saying the offer was inadequate. Veolia Environment, the world’s biggest water utility, declined on the concern that the payouts to shareholders will be decreased following a first half loss and on plans to half its geographic reach. Also, the company is going to sell 5 billion Euros ($6.7 billion) of assets to cut debt as it exits the mass transit business to focus on water, waste and energy services.

JNL/Mellon Capital Management Communications Sector Fund

Sector Weightings*:

Telecommunication Services	86.7%
Consumer Discretionary	3.8
Financials	3.4
Short Term Investments	6.1

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Communications Sector Fund underperformed its benchmark by posting a return of -3.19% for Class A shares compared to 3.97% for the Dow Jones U.S. Telecommunications Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Due to certain regulatory restrictions on diversification, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s two largest holdings represent approximately 56.9% of the Fund. These companies are Verizon Communications Inc. (“Verizon”) and AT&T Inc. (“AT&T”). The index’s weight for these securities was approximately 70.2%. The Fund underperformed its benchmark as a result of its underweight to 2011 positive contributors, Verizon and AT&T, and its overweight to other companies that underperformed the index during the year.

Companies that contributed to the Fund’s performance included: Verizon an integrated telecommunications company, gained as it acquired the company CloudSwitch, Inc. In the third quarter the company declared a dividend of 50 cents per outstanding share, an increase of 1.25 cents per share, or 2.6%, from the previous quarter. AT&T, a communications holding company, gained as AT&T managed to win the approval of the U.S. regulators to buy QUALCOMM Inc. airwaves for

$1.93 billion, just three days after the deal with T-Mobile failed due to dismissal from authorities. The deal gives AT&T the ability to offer service on wireless spectrum that covers an area of more than 300 million people nationwide.

Companies that detracted from the Fund’s performance included: Sprint Nextel Corp., a company that offers a range of wireless and wireline communications services to consumers, declined as the company failed to disclose the future costs of selling Apple’s iPhone. The iPhone, which Sprint began selling, has upfront expenses because the company subsidizes the cost to consumers in exchange for service revenue. NII Holdings Inc., the mobile phone carrier, declined after reducing its forecasts for subscribers and sales. The company would add 1.6 million subscribers in 2011, down from an earlier forecast of 1.7 million, because of increased competition. Sales would reach $6.8 billion, compared with an earlier forecast of $7.1 billion, the company said. A reduction in foreign exchange rates contributed to the lower forecasts.

JNL/Mellon Capital Management Consumer Brands Sector Fund

Sector Weightings*:

Consumer Discretionary	71.7%
Consumer Staples	16.7
Health Care	3.0
Information Technology	2.6
Industrials	2.6
Short Term Investments	3.4

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Consumer Brands Sector Fund underperformed its benchmark by posting a return of 6.53% for Class A shares compared to 7.14% for the Dow Jones U.S. Consumer Services Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: McDonald’s, the world’s largest restaurant chain, gained as sales at stores open at least 13 months worldwide rose 5.5% in October 2011 as customer traffic in Asia increased and topped analysts’ projected gain of 4.6%. Wal-Mart Stores Inc., the nation’s largest online store and the world’s biggest retailer, gained as Black Friday sales increased by 6.6%

and consumers shopped at discount stores during the economic downturn. The company also prodded more manufacturers to change their packaging to cut waste.

Companies that detracted from the Fund’s performance included: Netflix, a video-rental service company, fell as it lost 800,000 U.S. subscribers in the third quarter after the company raised prices by 60% and split its streaming and DVD rental services. In addition, the company forecasted losses in 2012 due to increased costs to offer content in the UK and Ireland. Lastly, the company announced it will delay further expansion until profitability is restored. Staples Inc., the world’s largest office supply retailer, declined after cutting its profit forecast and expansion plans for 2011 because of the slow economic recovery.

JNL/Mellon Capital Management Financial Sector Fund

Sector Weightings*:

Financials	90.8%
Information Technology	5.3
Telecommunication Services	1.2
Materials	0.5
Industrials	0.2

Short Term Investments	2.0

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Financial Sector Fund

underperformed its benchmark by posting a return of -12.89% for Class A shares compared to -12.84% for the Dow Jones U.S. Financials Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Financial Sector Fund (continued)

return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs.

Due to certain regulatory restrictions, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s three largest holdings represent approximately 14.9% of the Fund. These companies are JPMorgan Chase & Co. (“JPMorgan Chase”), Citigroup Inc. (“Citigroup”) and Wells Fargo & Co. (“Wells Fargo”). The index’s weight for these securities was approximately 18.84%. The Fund slightly underperformed its benchmark as a result of the Fund’s operating and management fees. However, without these fees, the Fund outperformed its benchmark as a result of its underweight to 2011 negative contributors, JPMorgan Chase, Citigroup and Wells Fargo, and its overweight to other companies that outperformed the index during the year.

Companies that contributed to the Fund’s performance included: Visa Inc., a global payments technology company, gained after the U.S. Federal Reserve (“Fed”) relaxed restrictions on debit card transaction fees. MasterCard Inc., a global payment solutions company, gained during the year after the Fed relaxed restrictions on debit card transaction fees. The company’s stock price climbed the most in 2 1/2 years after second quarter profit beat analysts estimate.

Companies that detracted from the Fund’s

performance included: Bank of America, the biggest U.S. bank, declined after the company lost $7.65 billion in the third quarter due to a charge related to credit and debit card reform legislation passed over the summer. The mortgage problems also ate into revenue, which fell about 55%, to $13.2 billion. The bank reported a sharp decline in non interest income, the result of swelling mortgage provisions. Citigroup, a diversified financial services holding company, declined due to profits decrease as compared to last year. Citigroup suffered from slower U.S. economic growth and concerns that the lender may face losses linked to indebted European nations. The company stock fell to less than half of its so called book value after Standard & Poor’s cut the U.S. credit rating.

JNL/Mellon Capital Management Healthcare Sector Fund

Sector Weightings*:

Health Care	98.6%
Short Term Investments	1.4

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Healthcare Sector Fund underperformed its benchmark by posting a return of 10.88% for Class A shares compared to 11.75% for the Dow Jones U.S. Healthcare Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the

Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Pfizer, a global pharmaceutical company, gained due to a multibillion dollar stock buyback program, dividend boost and a stated intention to spin off parts of the company. In addition, several new Pfizer drugs won U.S. Food and Drug Administration approval. Bristol-Myers Squibb Co., a global biopharmaceutical company, gained after the research group Jefferies stated that the drug maker could become a prime target for acquisition. The company’s skin cancer drug Yervoy, the newly approved drug, had second quarter sales of $95 million, which were well above industry forecasts.

Companies that detracted from the Fund’s

performance included: Express Scripts Inc. (“Express Scripts”), a drug benefit manager, declined as the renewal talks between Express Scripts and Walgreen Co. broke down among a public dispute involving different views about which firm was making unreasonable demands. The ongoing dispute between the two companies has reached the courthouse, with the pharmacy benefit manager accusing the drugstore giant of violating an agreement between the two firms while making disparaging remarks. The company could lose some of its 2.5 million Medicare part D customers. Thermo Fisher Scientific Inc., a manufacturer of scientific instruments, consumables and chemicals, declined due to higher debt maintenance costs and unfavorable foreign exchange movement. The company also faces softening demand due to decreasing academic and government spending.

JNL/Mellon Capital Management Oil & Gas Sector Fund

Sector Weightings*:

Energy	96.6%
Utilities	0.6
Information Technology	0.2
Industrials	0.1
Short Term Investments	2.5

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Oil & Gas Sector Fund underperformed its benchmark by posting a return of 3.27% for Class A shares compared to 4.11% for the Dow Jones U.S. Oil & Gas Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Exxon Mobil, the largest U.S. oil company, gained as earnings rose due to rising oil and natural gas prices. In addition, the company agreed to invest $3.2 billion in a joint venture with Russian oil giants to extract oil and natural gas from the Russian Arctic. Chevron an integrated energy company, gained as the company reported increased earnings and sales compared to the prior year, mainly due to higher prices for crude oil and refined products.

Companies that detracted from the Fund’s performance included: Schlumberger Ltd., the world’s largest oilfield services provider, declined as the company reported third quarter profit that failed to meet analysts’ estimates as income from the Middle East and Asia declined. Apache Corp. an independent energy company, declined on growing unrest in Egypt, where the company has operations in the Western Desert. The stock was also under pressure from rising violence in Europe.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Technology Sector Fund

Sector Weightings*:

Information Technology	97.5%
Health Care	0.8
Consumer Discretionary	0.2
Industrials	0.2
Short Term Investments	1.3

Total Investments	100.0%

*Total Investments at December 31, 2011

Portfolio Manager Commentary: For the year ended December 31, 2011, the JNL/Mellon Capital Management Technology Sector Fund underperformed its benchmark by posting a return of -0.33% for Class A shares compared to 0.16% for the Dow Jones U.S. Technology Index. Fund performance tends to differ from that of the benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total

return through capital appreciation and dividend income. The Fund is an Index Fund. As such, the Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Apple, designer, manufacturer and retailer of personal computer, mobile communication devices and related software and services, gained as it launched a new iPhone 4S in September that boasts a stronger chip for processing data and a more advanced camera. Also, the company announced plans to return capital to shareholders in the form of a stock buyback or dividend using available cash. International Business Machines Corporation (“IBM”), the world’s biggest computer services provider, gained as Warren Buffett’s Berkshire Hathaway Inc. acquired a 5.5% stake in IBM.

Companies that detracted from the Fund’s performance included: Hewlett-Packard Co., provider of imaging and printing systems, computing systems and information technology services for business and home, declined as the iPad is wreaking havoc on the personal computer (“PC”) market. The company’s consumer PC sales plunged 23% and the company decreased its annual sales forecast by $1 billion. Oracle Corp., software designer for enterprise information management, declined as the earnings for the second quarter missed due to sluggish growth in software sales coupled with declining hardware revenue. The decline in hardware sales was primarily attributed to a shift in product mix as customers were apprehensive about purchasing older systems and moved their orders to new T4 processor based products.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

JNL/Mellon Capital Management Dow 10 Fund

COMMON STOCKS - 99.2%

CONSUMER DISCRETIONARY - 11.9%
McDonald’s Corp.	584	$58,562

CONSUMER STAPLES - 20.4%
Kraft Foods Inc. - Class A	1,405	52,494
Procter & Gamble Co.	721	48,129

		100,623

HEALTH CARE - 29.7%
Johnson & Johnson	745	48,838
Merck & Co. Inc.	1,349	50,841
Pfizer Inc.	2,158	46,707

		146,386

INFORMATION TECHNOLOGY - 10.6%
Intel Corp. (d)	2,156	52,289

MATERIALS - 7.6%
E.I. du Pont de Nemours & Co.	812	37,168

TELECOMMUNICATION SERVICES - 19.0%
AT&T Inc.	1,522	46,039
Verizon Communications Inc. (d)	1,178	47,256

		93,295

Total Common Stocks (cost $439,972)		488,323

SHORT TERM INVESTMENTS - 1.0%

Investment Company - 0.8%
JNL Money Market Fund, 0.02% (a) (b)	3,744	3,744

Securities Lending Collateral - 0.2%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	731	731
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	65	63

		794

Total Short Term Investments (cost $4,540)		4,538

Total Investments - 100.2% (cost $444,512)		492,861
Other Assets and Liabilities, Net - (0.2%)		(802)

Total Net Assets - 100.0%		$492,059

JNL/Mellon Capital Management S&P 10 Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 13.0%
CBS Corp.	985	$26,722

ENERGY - 37.6%
Baker Hughes Inc.	343	16,669
ConocoPhillips (d)	303	22,055
Marathon Oil Corp.	471	13,791
Marathon Petroleum Corp.	236	7,842
Valero Energy Corp.	814	17,132

		77,489

FINANCIALS - 11.8%
Discover Financial Services	1,012	24,289

INDUSTRIALS - 37.4%
Caterpillar Inc.	223	20,168

	Shares/Par	Value

Cummins Inc.	232	20,447
Deere & Co.	258	19,931
Fluor Corp.	329	16,543

		77,089

Total Common Stocks (cost $240,221)		205,589

SHORT TERM INVESTMENTS - 0.3%

Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	218	218

Securities Lending Collateral - 0.2%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	366	366
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	6	6

		372

Total Short Term Investments (cost $591)		590

Total Investments - 100.1% (cost $240,812)		206,179
Other Assets and Liabilities, Net - (0.1%)		(292)

Total Net Assets - 100.0%		$205,887

JNL/Mellon Capital Management Global 15 Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 9.7%
Esprit Holdings Ltd.	7,014	$9,049
Ladbrokes Plc	14,680	29,638

		38,687

CONSUMER STAPLES - 9.1%
Kraft Foods Inc. - Class A	980	36,624

ENERGY - 6.6%
PetroChina Co. Ltd.	21,194	26,388

FINANCIALS - 20.5%
Bank of China Ltd.	55,948	20,603
BOC Hong Kong Holdings Ltd.	9,794	23,203
Man Group Plc	7,621	14,876
RSA Insurance Group Plc	14,196	23,193

		81,875

HEALTH CARE - 17.0%
Merck & Co. Inc.	941	35,470
Pfizer Inc.	1,506	32,584

		68,054

INDUSTRIALS - 12.0%
BAE Systems Plc	5,861	25,949
Cathay Pacific Airways Ltd.	12,987	22,273

		48,222

INFORMATION TECHNOLOGY - 9.1%
Intel Corp. (d)	1,504	36,481

TELECOMMUNICATION SERVICES - 15.5%
AT&T Inc.	1,062	32,117
Vodafone Group Plc	10,820	30,060

		62,177

Total Common Stocks (cost $426,010)		398,508

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

SHORT TERM INVESTMENTS - 0.1%

Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	227	227
Securities Lending Collateral - 0.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	100	100
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	89	87

		187

Total Short Term Investments (cost $416)		414

Total Investments - 99.6% (cost $426,426)		398,922
Other Assets and Liabilities, Net - 0.4%		1,441

Total Net Assets - 100.0%		$400,363

JNL/Mellon Capital Management Nasdaq 25 Fund

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 34.1%
Bed Bath & Beyond Inc. (c)	236	$13,702
Dollar Tree Inc. (c)	114	9,454
Expedia Inc. (d)	114	3,312
Liberty Media Corp. (c)	517	8,377
O’Reilly Automotive Inc. (c)	127	10,190
Starbucks Corp.	676	31,083
TripAdvisor Inc. (c) (d)	114	2,877
Virgin Media Inc.	295	6,304
Wynn Resorts Ltd. (d)	113	12,497

		97,796

CONSUMER STAPLES - 11.4%
Costco Wholesale Corp.	393	32,766

HEALTH CARE - 3.2%
Cerner Corp. (c)	151	9,219

INDUSTRIALS - 6.8%
Joy Global Inc.	94	7,056
PACCAR Inc.	331	12,419

		19,475

INFORMATION TECHNOLOGY - 40.9%
Altera Corp.	285	10,585
Apple Inc. (c)	88	35,653
Autodesk Inc. (c)	206	6,262
BMC Software Inc. (c)	162	5,325
Broadcom Corp.	417	12,230
Check Point Software Technologies Ltd. (c)	189	9,956
Fiserv Inc. (c)	135	7,933
KLA-Tencor Corp.	152	7,320
Lam Research Corp. (c)	112	4,129
Linear Technology Corp.	205	6,144
NetApp Inc. (c)	330	11,962

		117,499

MATERIALS - 2.4%
Sigma-Aldrich Corp.	110	6,879

TELECOMMUNICATION SERVICES - 1.2%
NII Holdings Inc. (c)	155	3,305

Total Common Stocks (cost $276,527)		286,939

	Shares/Par	Value

INVESTMENT COMPANIES - 0.4%
PowerShares QQQ Trust	24	1,340

Total Investment Companies (cost $1,348)		1,340

SHORT TERM INVESTMENTS - 1.6%

Investment Company - 0.6%
JNL Money Market Fund, 0.02% (a) (b)	1,720	1,720
Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	2,776	2,776
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	99	96

		2,872

Total Short Term Investments (cost $4,595)		4,592

Total Investments - 102.0% (cost $282,470)		292,871
Other Assets and Liabilities, Net - (2.0%)		(5,844)

Total Net Assets - 100.0%		$287,027

JNL/Mellon Capital Management Value Line 30 Fund

COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 47.7%
Autoliv Inc. (d)	711	$38,013
Dana Holding Corp. (c)	1,135	13,791
Deckers Outdoor Corp. (c)	310	23,412
Dillard’s Inc. (d)	467	20,967
Ford Motor Co.	5,445	58,592
Fossil Inc. (c)	521	41,362
Magna International Inc.	1,760	58,610
Pier 1 Imports Inc. (c)	942	13,123
Sally Beauty Holdings Inc. (c)	1,470	31,066
Tenneco Inc. (c)	482	14,359
TRW Automotive Holdings Corp. (c)	967	31,536

		344,831

ENERGY - 3.0%
RPC Inc. (d)	1,191	21,731

INDUSTRIALS - 5.2%
Avis Budget Group Inc. (c)	827	8,863
Sauer-Danfoss Inc. (c)	387	14,027
United Rentals Inc. (c) (d)	487	14,378

		37,268

INFORMATION TECHNOLOGY - 19.7%
Atmel Corp. (c)	3,670	29,726
Cypress Semiconductor Corp.	1,333	22,516
Fairchild Semiconductor International Inc. (c)	995	11,985
Finisar Corp. (c)	649	10,873
Jabil Circuit Inc.	1,752	34,446
Power-One Inc. (c) (d)	899	3,514
RF Micro Devices Inc. (c)	2,209	11,929
TriQuint Semiconductor Inc. (c)	1,279	6,226
Vishay Intertechnology Inc. (c)	1,210	10,880

		142,095

MATERIALS - 20.3%
Cabot Corp.	526	16,892
Cliffs Natural Resources Inc.	1,086	67,720
Eastman Chemical Co.	1,159	45,290
Solutia Inc.	979	16,914

		146,816

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

TELECOMMUNICATION SERVICES - 3.4%
MetroPCS Communications Inc. (c)	2,848	24,723

Total Common Stocks (cost $915,037)		717,464

INVESTMENT COMPANIES - 0.4%
SPDR S&P 500 ETF Trust	26	3,274

Total Investment Companies (cost $3,264)		3,274

SHORT TERM INVESTMENTS - 5.4%

Investment Company - 0.3%
JNL Money Market Fund, 0.02% (a) (b)	1,849	1,849

Securities Lending Collateral - 5.1%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	36,837	36,837
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	391	381

		37,218

Total Short Term Investments (cost $39,077)		39,067

Total Investments - 105.1% (cost $957,378)		759,805
Other Assets and Liabilities, Net - (5.1%)		(37,087)

Total Net Assets - 100.0%		$722,718

JNL/Mellon Capital Management Dow Dividend Fund

COMMON STOCKS - 97.5%

CONSUMER DISCRETIONARY - 12.9%
Garmin Ltd. (d)	391	$15,550
Leggett & Platt Inc.	534	12,310
Mattel Inc.	476	13,216

		41,076

ENERGY - 4.4%
Chevron Corp.	133	14,116

FINANCIALS - 12.8%
Allstate Corp.	380	10,417
Cincinnati Financial Corp.	382	11,642
First Niagara Financial Group Inc.	868	7,487
People’s United Financial Inc.	868	11,155

		40,701

HEALTH CARE - 4.5%
Eli Lilly & Co.	347	14,417

INDUSTRIALS - 15.9%
Avery Dennison Corp.	287	8,243
Eaton Corp.	239	10,390
Huntington Ingalls Industries Inc. (c)	32	987
Masco Corp.	957	10,033
Northrop Grumman Systems Corp.	188	10,981
RR Donnelley & Sons Co.	696	10,048

		50,682

MATERIALS - 4.3%
MeadWestvaco Corp.	465	13,918

TELECOMMUNICATION SERVICES - 7.0%
AT&T Inc.	414	12,515
CenturyLink Inc.	264	9,803

		22,318

	Shares/Par	Value

UTILITIES - 35.7%
Alliant Energy Corp.	329	14,523
Dominion Resources Inc.	285	15,103
DTE Energy Co.	268	14,605
Edison International	314	12,988
Entergy Corp.	172	12,540
Integrys Energy Group Inc.	250	13,524
NiSource Inc. (d)	687	16,356
Pinnacle West Capital Corp.	292	14,072

		113,711

Total Common Stocks (cost $299,397)		310,939

INVESTMENT COMPANIES - 1.6%
iShares Dow Jones Select Dividend Fund	93	4,980

Total Investment Companies (cost $5,018)		4,980

SHORT TERM INVESTMENTS - 5.8%

Investment Company - 1.2%
JNL Money Market Fund, 0.02% (a) (b)	4,009	4,009

Securities Lending Collateral - 4.6%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	14,180	14,180
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	450	438

		14,618

Total Short Term Investments (cost $18,639)		18,627

Total Investments - 104.9% (cost $323,054)		334,546
Other Assets and Liabilities, Net - (4.9%)		(15,756)

Total Net Assets - 100.0%		$318,790

JNL/Mellon Capital Management S&P 24 Fund

COMMON STOCKS - 99.1%

CONSUMER DISCRETIONARY - 10.8%
AutoZone Inc. (c)	77	$25,158
Family Dollar Stores Inc.	424	24,477
NetFlix Inc. (c)	120	8,340

		57,975

CONSUMER STAPLES - 15.2%
Brown-Forman Corp.	304	24,456
Estee Lauder Cos. Inc.	261	29,326
Hershey Co.	447	27,599

		81,381

ENERGY - 10.5%
FMC Technologies Inc. (c)	476	24,847
Newfield Exploration Co. (c)	293	11,065
Occidental Petroleum Corp.	216	20,199

		56,111

FINANCIALS - 12.6%
Berkshire Hathaway Inc. (c)	264	20,142
Chubb Corp.	354	24,490
Torchmark Corp.	531	23,040

		67,672

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

HEALTH CARE - 13.9%
Biogen Idec Inc. (c)	314	34,543
CR Bard Inc.	230	19,703
Varian Medical Systems Inc. (c)	305	20,491

		74,737

INDUSTRIALS - 13.2%
Huntington Ingalls Industries Inc. (c)	52	1,618
Northrop Grumman Systems Corp.	326	19,091
United Parcel Service Inc.	291	21,325
WW Grainger Inc.	152	28,500

		70,534

INFORMATION TECHNOLOGY - 10.6%
Broadcom Corp.	486	14,257
Texas Instruments Inc.	651	18,942
Xilinx Inc.	730	23,395

		56,594

MATERIALS - 12.3%
Ball Corp.	622	22,195
PPG Industries Inc.	252	21,002
Sherwin-Williams Co.	253	22,541

		65,738

Total Common Stocks (cost $512,587)		530,742

INVESTMENT COMPANIES - 0.8%
SPDR S&P 500 ETF Trust	34	4,323

Total Investment Companies (cost $4,253)		4,323

SHORT TERM INVESTMENTS - 0.2%

Investment Company - 0.2%
JNL Money Market Fund, 0.02% (a) (b)	916	916

Total Short Term Investments (cost $916)		916

Total Investments - 100.1% (cost $517,756)		535,981
Other Assets and Liabilities, Net - (0.1%)		(452)

Total Net Assets - 100.0%		$535,529

JNL/Mellon Capital Management 25 Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 25.1%
American Eagle Outfitters Inc.	1,601	$24,478
Darden Restaurants Inc.	544	24,785
Thomson Reuters Corp.	641	17,096
Time Warner Cable Inc.	353	22,446
Time Warner Inc.	707	25,540
VF Corp.	261	33,188

		147,533

CONSUMER STAPLES - 30.9%
Clorox Co.	359	23,901
Colgate-Palmolive Co.	311	28,751
Dr. Pepper Snapple Group Inc. (d)	659	26,000
Flowers Foods Inc.	1,401	26,599
General Mills Inc.	683	27,616
Kellogg Co.	465	23,504
PepsiCo Inc.	390	25,870

		182,241

INDUSTRIALS - 16.8%
GATX Corp.	667	29,132
Huntington Ingalls Industries Inc. (c)	60	1,872

	Shares/Par	Value

Northrop Grumman Systems Corp.	363	21,212
Republic Services Inc.	835	23,013
Watsco Inc.	361	23,706

		98,935

INFORMATION TECHNOLOGY - 3.6%
Diebold Inc.	704	21,177

MATERIALS - 23.4%
Bemis Co. Inc.	774	23,272
Commercial Metals Co.	1,510	20,880
International Paper Co.	898	26,570
Nucor Corp.	533	21,092
Packaging Corp. of America	899	22,687
Sonoco Products Co.	705	23,231

		137,732

Total Common Stocks (cost $591,077)		587,618

SHORT TERM INVESTMENTS - 0.6%

Investment Company - 0.6%
JNL Money Market Fund, 0.02% (a) (b)	3,182	3,182

Securities Lending Collateral - 0.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	84	84
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	120	117

		201

Total Short Term Investments (cost $3,386)		3,383

Total Investments - 100.4% (cost $594,463)		591,001
Other Assets and Liabilities, Net - (0.4%)		(2,233)

Total Net Assets - 100.0%		$588,768

JNL/Mellon Capital Management Select Small-Cap Fund * (f)

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 18.0%
Aaron’s Inc.	192	$5,119
BJ’s Restaurants Inc. (c)	66	2,980
Cabela’s Inc. - Class A (c)	164	4,165
Coinstar Inc. (c) (d)	76	3,480
Domino’s Pizza Inc. (c)	148	5,014
Genesco Inc. (c)	57	3,495
Jos. A. Bank Clothiers Inc. (c)	66	3,228
Monro Muffler Brake Inc.	72	2,806
Steven Madden Ltd. (c)	101	3,474
Vitamin Shoppe Inc. (c)	69	2,738
Other Securities		8,007

		44,506

CONSUMER STAPLES - 6.0%
Boston Beer Co. Inc. (c) (d)	22	2,426
Darling International Inc. (c)	278	3,698
PriceSmart Inc.	72	4,982
Other Securities		3,630

		14,736

ENERGY - 3.3%
Bill Barrett Corp. (c)	112	3,826
Other Securities		4,330

		8,156

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

FINANCIALS - 8.0%
Cardtronics Inc. (c)	103	2,789
Extra Space Storage Inc.	211	5,103
EZCORP Inc. - Class A (c)	112	2,949
Financial Engines Inc. (c) (d)	105	2,345
Portfolio Recovery Associates Inc. (c)	41	2,750
Texas Capital Bancshares Inc. (c)	89	2,714
Other Securities		1,032

		19,682

HEALTH CARE - 9.4%
Molina Healthcare Inc. (c)	109	2,434
ViroPharma Inc. (c)	187	5,128
Zoll Medical Corp. (c)	52	3,279
Other Securities		12,355

		23,196

INDUSTRIALS - 20.2%
CoStar Group Inc. (c)	49	3,300
Cubic Corp.	64	2,774
EnerSys (c)	120	3,112
Franklin Electric Co. Inc.	56	2,440
Hexcel Corp. (c)	234	5,672
II-VI Inc. (c)	148	2,724
MasTec Inc. (c)	189	3,276
Middleby Corp. (c)	44	4,157
Old Dominion Freight Line Inc. (c)	134	5,427
Textainer Group Holdings Ltd. (d)	117	3,397
Other Securities		13,675

		49,954

INFORMATION TECHNOLOGY - 32.3%
Cabot Microelectronics Corp. (c)	56	2,633
Cavium Inc. (c)	112	3,187
Cognex Corp.	99	3,535
Cymer Inc. (c)	72	3,595
Entegris Inc. (c)	319	2,787
FEI Co. (c)	92	3,767
Hittite Microwave Corp. (c)	75	3,697
InterDigital Inc. (d)	109	4,730
MAXIMUS Inc.	82	3,383
MKS Instruments Inc.	124	3,440
Progress Software Corp. (c)	159	3,086
Semtech Corp. (c)	152	3,768
Synchronoss Technologies Inc. (c)	90	2,713
Taleo Corp. (c)	98	3,782
Ultimate Software Group Inc. (c)	61	3,997
Wright Express Corp. (c)	92	4,996
Other Securities		22,597

		79,693

MATERIALS - 2.8%
Innophos Holdings Inc.	51	2,484
Other Securities		4,478

		6,962

Total Common Stocks (cost $249,112)		246,885

SHORT TERM INVESTMENTS - 8.7%

Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	318	318
Securities Lending Collateral - 8.6%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	20,227	20,227

	Shares/Par	Value

Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	927	903

		21,130

Total Short Term Investments (cost $21,473)		21,448

Total Investments - 108.7% (cost $270,585)		268,333
Other Assets and Liabilities, Net - (8.7%)		(21,375)

Total Net Assets - 100.0%		$246,958

JNL/Mellon Capital Management JNL 5 Fund * (f)

COMMON STOCKS - 98.9%

CONSUMER DISCRETIONARY - 13.2%
Ford Motor Co.	3,871	$41,654
Genuine Parts Co.	507	31,031
Marks & Spencer Group Plc	7,528	36,358
McDonald’s Corp.	849	85,199
Time Warner Cable Inc.	985	62,616
Other Securities		145,114

		401,972

CONSUMER STAPLES - 12.0%
Campbell Soup Co.	747	24,840
Clorox Co.	410	27,321
General Mills Inc.	731	29,554
HJ Heinz Co.	529	28,602
Kellogg Co.	508	25,711
Kraft Foods Inc. - Class A	3,442	128,603
SUPERVALU Inc. (d)	2,716	22,053
Sysco Corp.	883	25,910
Other Securities		53,145

		365,739

ENERGY - 9.0%
Chevron Corp.	713	75,853
ConocoPhillips	383	27,944
Enbridge Inc.	925	34,604
National Oilwell Varco Inc.	969	65,890
Spectra Energy Corp.	1,044	32,092
Teekay Corp.	789	21,087
Other Securities		16,370

		273,840

FINANCIALS - 9.1%
American International Group Inc. (c)	1,131	26,235
Bank of China Ltd.	82,254	30,290
BOC Hong Kong Holdings Ltd.	12,750	30,207
China Construction Bank Corp.	48,406	33,781
Industrial & Commercial Bank of China	58,161	34,522
RSA Insurance Group Plc	22,100	36,106
Other Securities		86,850

		277,991

HEALTH CARE - 12.2%
Abbott Laboratories	543	30,550
Johnson & Johnson	1,052	68,969
Merck & Co. Inc.	1,805	68,042
Pfizer Inc.	6,195	134,053
Other Securities		68,278

		369,892

INDUSTRIALS - 20.2%
BAE Systems Plc	8,385	37,126
Caterpillar Inc.	696	63,042

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

Cummins Inc.	592	52,133
Deere & Co.	783	60,573
Eaton Corp.	1,284	55,883
General Electric Co.	5,930	106,198
Parker Hannifin Corp.	755	57,576
Raytheon Co.	561	27,117
Waste Management Inc.	707	23,114
Watsco Inc.	412	27,039
Other Securities		104,404

		614,205

INFORMATION TECHNOLOGY - 5.7%
Diebold Inc.	813	24,451
Other Securities		148,054

		172,505

MATERIALS - 7.1%
E.I. du Pont de Nemours & Co.	1,304	59,690
MeadWestvaco Corp.	997	29,854
Nucor Corp.	593	23,447
RPM International Inc.	1,180	28,961
Sonoco Products Co.	771	25,423
Other Securities		49,932

		217,307

TELECOMMUNICATION SERVICES - 10.1%
AT&T Inc.	3,691	111,629
Rogers Communications Inc. - Class B	750	28,888
Verizon Communications Inc.	3,031	121,618
Vodafone Group Plc	16,728	46,475

		308,610

UTILITIES - 0.3%
Other Securities		8,846

Total Common Stocks (cost $3,032,125)		3,010,907

INVESTMENT COMPANIES - 0.8%
SPDR S&P 500 ETF Trust	200	25,078

Total Investment Companies (cost $25,184)		25,078

SHORT TERM INVESTMENTS - 2.6%

Investment Company - 0.0%
JNL Money Market Fund, 0.02% (a) (b)	542	542

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	73,281	73,281
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	7,001	6,820

		80,101

Total Short Term Investments (cost $80,824)		80,643

Total Investments - 102.3% (cost $3,138,133)		3,116,628
Other Assets and Liabilities, Net - (2.3%)		(70,787)

Total Net Assets - 100.0%		$3,045,841

JNL/Mellon Capital Management VIP Fund * (f)

COMMON STOCKS - 98.9%

CONSUMER DISCRETIONARY - 20.1%
Autoliv Inc.	35	$1,882
AutoZone Inc. (c)	7	2,240
Bed Bath & Beyond Inc. (c)	38	2,175

	Shares/Par	Value

Family Dollar Stores Inc.	38	2,183
Ford Motor Co.	270	2,901
Fossil Inc. (c)	26	2,046
Garmin Ltd. (d)	58	2,316
Magna International Inc.	87	2,912
Mattel Inc.	71	1,962
Starbucks Corp.	107	4,942
Wynn Resorts Ltd.	18	1,987
Other Securities		24,156

		51,702

CONSUMER STAPLES - 6.4%
Brown-Forman Corp.	27	2,165
Costco Wholesale Corp.	63	5,211
Estee Lauder Cos. Inc.	23	2,628
Hershey Co.	40	2,459
Other Securities		3,924

		16,387

ENERGY - 5.2%
Chevron Corp.	20	2,110
ENI SpA	103	2,131
FMC Technologies Inc. (c)	42	2,199
Total SA	43	2,175
Other Securities		4,901

		13,516

FINANCIALS - 8.5%
Chubb Corp.	31	2,180
Torchmark Corp.	47	2,039
Zurich Financial Services AG	9	1,973
Other Securities		15,745

		21,937

HEALTH CARE - 7.7%
AstraZeneca Plc	50	2,288
Biogen Idec Inc. (c)	28	3,095
Eli Lilly & Co.	51	2,131
GlaxoSmithKline Plc	116	2,662
Other Securities		9,738

		19,914

INDUSTRIALS - 10.1%
Northrop Grumman Systems Corp.	57	3,327
PACCAR Inc.	53	1,984
United Parcel Service Inc.	26	1,894
WW Grainger Inc.	14	2,556
Other Securities		16,114

		25,875

INFORMATION TECHNOLOGY - 16.3%
Apple Inc. (c)	14	5,624
Broadcom Corp.	109	3,210
NetApp Inc. (c)	53	1,904
Xilinx Inc.	65	2,078
Other Securities		29,151

		41,967

MATERIALS - 7.2%
Ball Corp.	55	1,964
Cliffs Natural Resources Inc.	54	3,343
Eastman Chemical Co.	57	2,225
MeadWestvaco Corp.	69	2,058
Sherwin-Williams Co.	22	1,995
Other Securities		7,001

		18,586

TELECOMMUNICATION SERVICES - 7.1%
Deutsche Telekom AG	174	1,997
Vodafone Group Plc	873	2,424
Other Securities		13,737

		18,158

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

UTILITIES - 10.3%
Alliant Energy Corp.	49	2,163
Dominion Resources Inc.	42	2,252
DTE Energy Co.	40	2,174
Edison International	47	1,944
Integrys Energy Group Inc.	37	2,007
National Grid Plc	261	2,535
NiSource Inc.	102	2,438
Pinnacle West Capital Corp.	44	2,110
Other Securities		8,768

		26,391

Total Common Stocks (cost $263,352)		254,433

INVESTMENT COMPANIES - 1.0%
SPDR S&P 500 ETF Trust	20	2,570

Total Investment Companies (cost $2,580)		2,570

SHORT TERM INVESTMENTS - 2.9%

Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	417	417
Securities Lending Collateral - 2.8%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	6,637	6,637
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	480	468

		7,105

Total Short Term Investments (cost $7,534)		7,522

Total Investments - 102.8% (cost $273,466)		264,525
Other Assets and Liabilities, Net - (2.8%)		(7,313)

Total Net Assets - 100.0%		$257,212

JNL/Mellon Capital Management JNL Optimized 5 Fund * (f)

COMMON STOCKS - 98.7%

CONSUMER DISCRETIONARY - 22.1%
Autoliv Inc. (d)	78	$4,175
Bed Bath & Beyond Inc. (c)	83	4,839
Dollar Tree Inc. (c)	41	3,368
Ford Motor Co.	598	6,433
Fossil Inc. (c)	57	4,542
Liberty Media Corp. (c)	183	2,975
Magna International Inc.	193	6,430
Marks & Spencer Group Plc	651	3,147
O’Reilly Automotive Inc. (c)	45	3,595
Sally Beauty Holdings Inc. (c)	144	3,036
Starbucks Corp.	239	10,992
TRW Automotive Holdings Corp. (c)	94	3,080
Wynn Resorts Ltd.	40	4,411
Other Securities		17,864

		78,887

CONSUMER STAPLES - 8.3%
Costco Wholesale Corp.	139	11,587
Kraft Foods Inc. - Class A	119	4,442
Other Securities		13,644

		29,673

	Shares/Par	Value

ENERGY - 5.7%
ENI SpA	220	4,553
Total SA	91	4,629
Other Securities		11,265

		20,447

FINANCIALS - 7.4%
Banco Santander SA	453	3,439
Industrial & Commercial Bank of China	5,036	2,989
RSA Insurance Group Plc	1,920	3,137
Zurich Financial Services AG	19	4,193
Other Securities		12,547

		26,305

HEALTH CARE - 5.8%
AstraZeneca Plc	105	4,865
Cerner Corp. (c)	54	3,285
GlaxoSmithKline Plc	248	5,671
Pfizer Inc.	214	4,630
Other Securities		2,270

		20,721

INDUSTRIALS - 6.6%
BAE Systems Plc	728	3,225
General Electric Co.	205	3,667
PACCAR Inc.	117	4,402
Other Securities		12,333

		23,627

INFORMATION TECHNOLOGY - 16.9%
Altera Corp.	101	3,734
Apple Inc. (c)	31	12,610
Broadcom Corp.	147	4,327
Check Point Software Technologies Ltd. (c)	67	3,511
Jabil Circuit Inc.	192	3,770
NetApp Inc. (c)	116	4,222
Other Securities		28,352

		60,526

MATERIALS - 7.8%
Cliffs Natural Resources Inc.	119	7,435
Eastman Chemical Co.	127	4,958
Other Securities		15,325

		27,718

TELECOMMUNICATION SERVICES - 12.8%
AT&T Inc.	127	3,855
Deutsche Telekom AG	372	4,267
France Telecom SA	231	3,623
Koninklijke KPN NV	329	3,933
Telecom Italia SpA	3,712	3,993
Telefonica SA	212	3,665
Verizon Communications Inc.	105	4,209
Vivendi SA	178	3,900
Vodafone Group Plc	3,301	9,171
Other Securities		5,254

		45,870

UTILITIES - 5.3%
E.ON AG	156	3,376
Enel SpA	960	3,906
GDF Suez	134	3,662
National Grid Plc	558	5,414
Other Securities		2,526

		18,884

Total Common Stocks (cost $399,799)		352,658

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

INVESTMENT COMPANIES - 0.9%
SPDR S&P 500 ETF Trust	27	3,326

Total Investment Companies (cost $3,327)		3,326

SHORT TERM INVESTMENTS - 2.5%

Securities Lending Collateral - 2.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	8,743	8,743
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	296	288

		9,031

Total Short Term Investments (cost $9,039)		9,031

Total Investments - 102.1% (cost $412,165)		365,015
Other Assets and Liabilities, Net - (2.1%)		(7,594)

Total Net Assets - 100.0%		$357,421

JNL/Mellon Capital Management S&P SMid 60 Fund

COMMON STOCKS - 97.7%

CONSUMER DISCRETIONARY - 13.9%
Boyd Gaming Corp. (c) (d)	1,050	$7,831
Group 1 Automotive Inc.	133	6,904
Helen of Troy Ltd. (c)	187	5,738
Meritage Homes Corp. (c)	250	5,806
Mohawk Industries Inc. (c)	197	11,764
Scholastic Corp.	393	11,781
Standard Motor Products Inc.	407	8,154
Standard-Pacific Corp. (c) (d)	1,204	3,830
Zale Corp. (c) (d)	1,363	5,194

		67,002

CONSUMER STAPLES - 1.3%
Spartan Stores Inc.	344	6,371

ENERGY - 7.5%
Exterran Holdings Inc. (c) (d)	464	4,218
Helix Energy Solutions Group Inc. (c)	937	14,800
Pioneer Drilling Co. (c)	632	6,115
Unit Corp. (c)	240	11,140

		36,273

FINANCIALS - 27.8%
American Financial Group Inc.	346	12,752
Apollo Investment Corp.	1,006	6,476
BancorpSouth Inc. (d)	698	7,693
Cathay General Bancorp	669	9,994
Delphi Financial Group Inc. - Class A	193	8,531
Duke Realty Corp.	895	10,787
Forestar Group Inc. (c)	287	4,347
HCC Insurance Holdings Inc.	385	10,600
Lexington Realty Trust (d)	709	5,309
Parkway Properties Inc.	316	3,119
Pennsylvania Real Estate Investment Trust	381	3,980
Pinnacle Financial Partners Inc. (c)	415	6,700
Piper Jaffray Cos. (c)	158	3,191
Protective Life Corp.	419	9,442
Reinsurance Group of America Inc.	208	10,852
Selective Insurance Group	306	5,427
StanCorp Financial Group Inc.	247	9,074
Synovus Financial Corp.	4,211	5,938

		134,212

	Shares/Par	Value

HEALTH CARE - 10.4%
Amedisys Inc. (c)	163	1,780
Amsurg Corp. (c)	267	6,948
Kindred Healthcare Inc. (c)	616	7,249
LifePoint Hospitals Inc. (c)	313	11,623
Omnicare Inc. (d)	440	15,153
PharMerica Corp. (c)	486	7,383

		50,136

INDUSTRIALS - 11.7%
Federal Signal Corp. (c)	798	3,311
GATX Corp.	316	13,817
Harsco Corp.	393	8,097
SkyWest Inc.	357	4,500
Trinity Industries Inc.	419	12,608
Universal Forest Products Inc.	144	4,456
URS Corp. (c)	268	9,411

		56,200

INFORMATION TECHNOLOGY - 9.0%
Arris Group Inc. (c)	495	5,357
Arrow Electronics Inc. (c)	326	12,188
Ciber Inc. (c)	1,238	4,777
Convergys Corp. (c)	847	10,816
SYNNEX Corp. (c)	178	5,424
United Online Inc.	852	4,637

		43,199

MATERIALS - 3.8%
Headwaters Inc. (c)	1,254	2,784
Olympic Steel Inc.	202	4,700
Reliance Steel & Aluminum Co.	218	10,628

		18,112

TELECOMMUNICATION SERVICES - 1.6%
Telephone & Data Systems Inc.	305	7,890

UTILITIES - 10.7%
Atmos Energy Corp.	358	11,928
CH Energy Group Inc.	114	6,644
El Paso Electric Co.	202	7,002
NV Energy Inc.	794	12,988
Westar Energy Inc.	444	12,767

		51,329

Total Common Stocks (cost $484,563)		470,724

INVESTMENT COMPANIES - 2.2%
iShares S&P 400 Index Fund (d)	81	7,079
iShares S&P SmallCap 600 Index Fund (d)	51	3,466

Total Investment Companies (cost $10,541)		10,545

SHORT TERM INVESTMENTS - 6.5%

Investment Company - 0.7%
JNL Money Market Fund, 0.02% (a) (b)	3,503	3,503

Securities Lending Collateral - 5.8%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	27,570	27,570

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	160	156

		27,726

Total Short Term Investments (cost $31,232)		31,229

Total Investments - 106.4% (cost $526,336)		512,498
Other Assets and Liabilities, Net - (6.4%)		(30,603)

Total Net Assets - 100.0%		$481,895

JNL/Mellon Capital Management NYSE International 25 Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 14.6%
Honda Motor Co. Ltd. - ADR (d)	98	$2,982
Panasonic Corp. - ADR	274	2,295
Sony Corp. - ADR	108	1,951
Toyota Motor Corp. - ADR	49	3,253

		10,481

ENERGY - 14.2%
EnCana Corp.	132	2,455
ENI SpA - ADR	88	3,648
Repsol YPF SA - ADR (d)	136	4,137

		10,240

FINANCIALS - 33.3%
AXA SA - ADR	230	2,962
Banco Santander SA - ADR	363	2,732
Barclays Plc - ADR (d)	233	2,566
Lloyds Banking Group Plc - ADR (c) (d)	940	1,477
Manulife Financial Corp.	225	2,393
Mitsubishi UFJ Financial Group Inc. - ADR	715	2,996
Mizuho Financial Group Inc. - ADR (d)	1,029	2,757
National Bank of Greece SA - ADR (c)	461	912
Sun Life Financial Inc.	129	2,382
UBS AG (c)	235	2,779

		23,956

MATERIALS - 4.1%
POSCO - ADR (d)	36	2,940

TELECOMMUNICATION SERVICES - 26.9%
China Unicom Ltd. - ADR (d)	267	5,642
Deutsche Telekom AG - ADR (d)	300	3,430
France Telecom SA - ADR	184	2,874
Nippon Telegraph & Telephone Corp. - ADR	165	4,184
Telecom Italia SpA - ADR	299	3,184

		19,314

UTILITIES - 6.4%
Korea Electric Power Corp. - ADR (c)	284	3,118
Veolia Environnement - ADR	132	1,454

		4,572

Total Common Stocks (cost $98,617)		71,503

INVESTMENT COMPANIES - 0.4%
Vanguard MSCI EAFE ETF	10	303

Total Investment Companies (cost $307)		303

SHORT TERM INVESTMENTS - 18.6%

Investment Company - 0.2%
JNL Money Market Fund, 0.02% (a) (b)	113	113

	Shares/Par	Value

Securities Lending Collateral - 18.4%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	12,980	12,980
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	268	261

		13,241

Total Short Term Investments (cost $13,360)		13,354

Total Investments - 118.5% (cost $112,284)		85,160
Other Assets and Liabilities, Net - (18.5%)		(13,313)

Total Net Assets - 100.0%		$71,847

JNL/Mellon Capital Management Communications Sector Fund

COMMON STOCKS - 100.1%

CONSUMER DISCRETIONARY - 4.1%
Virgin Media Inc.	113	$2,409

FINANCIALS - 3.6%
Leucadia National Corp.	95	2,169

TELECOMMUNICATION SERVICES - 92.4%
AboveNet Inc. (c)	7	433
AT&T Inc.	573	17,323
CenturyLink Inc.	76	2,844
Cincinnati Bell Inc. (c)	94	286
Crown Castle International Corp. (c)	60	2,703
Frontier Communications Corp.	374	1,928
Leap Wireless International Inc. (c)	31	285
Level 3 Communications Inc. (c)	49	839
MetroPCS Communications Inc. (c)	87	755
NII Holdings Inc. - Class B (c)	84	1,799
SBA Communications Corp. (c)	53	2,269
Sprint Nextel Corp. (c)	988	2,311
Telephone & Data Systems Inc. (d)	24	615
Telephone & Data Systems Inc. - Special Shares	20	471
tw telecom inc. (c)	47	910
US Cellular Corp. (c)	7	308
Verizon Communications Inc. (d)	410	16,465
Windstream Corp.	196	2,305

		54,849

Total Common Stocks (cost $60,516)		59,427

SHORT TERM INVESTMENTS - 6.5%

Investment Companies - 3.0%
JNL Money Market Fund, 0.02% (a) (b)	1,763	1,763

Securities Lending Collateral - 3.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	1,994	1,994
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	80	78

		2,072

Total Short Term Investments (cost $3,837)		3,835

Total Investments - 106.6% (cost $64,353)		63,262
Other Assets and Liabilities, Net - (6.6%)		(3,900)

Total Net Assets - 100.0%		$59,362

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

JNL/Mellon Capital Management Consumer Brands Sector Fund * (f)

COMMON STOCKS - 99.4%

CONSUMER DISCRETIONARY - 73.8%
Amazon.com Inc. (c)	24	$4,202
AutoZone Inc. (c)	2	668
Bed Bath & Beyond Inc. (c)	17	974
Carnival Corp.	28	899
CBS Corp. - Class B	43	1,164
Chipotle Mexican Grill Inc. - Class A (c)	2	722
Comcast Corp. - Class A	144	3,413
Comcast Corp. - Special Class A	45	1,052
DIRECTV - Class A (c)	51	2,175
Discovery Communications Inc. - Class A (c)	10	397
Discovery Communications Inc. - Class C (c)	8	300
Dollar Tree Inc. (c)	8	697
Home Depot Inc.	106	4,464
Kohl’s Corp.	17	861
Las Vegas Sands Corp. (c)	27	1,160
Liberty Global Inc. (c)	9	339
Liberty Global Inc. - Class A (c)	10	403
Liberty Media Corp. (c)	39	638
Liberty Media Corp. - Class A (c)	8	631
Limited Brands Inc.	17	706
Lowe’s Cos. Inc.	87	2,204
Macy’s Inc.	29	941
Marriott International Inc. - Class A	20	587
Marriott Vacations Worldwide Corp. (c) (d)	2	34
McDonald’s Corp.	71	7,129
McGraw-Hill Cos. Inc.	20	906
News Corp. - Class A	125	2,231
News Corp. - Class B	30	544
Nordstrom Inc.	11	564
O’Reilly Automotive Inc. (c)	9	705
Omnicom Group Inc.	19	845
Priceline.com Inc. (c)	3	1,605
Ross Stores Inc.	16	768
Staples Inc.	49	681
Starbucks Corp.	51	2,357
Starwood Hotels & Resorts Worldwide Inc.	13	643
Target Corp.	42	2,159
Tiffany & Co.	9	582
Time Warner Cable Inc.	22	1,398
Time Warner Inc.	69	2,492
TJX Cos. Inc.	26	1,678
Viacom Inc. - Class B	36	1,638
Walt Disney Co.	119	4,453
Wynn Resorts Ltd.	6	673
Yum! Brands Inc.	32	1,900
Other Securities		17,733

		83,315

CONSUMER STAPLES - 17.2%
Costco Wholesale Corp.	30	2,488
CVS Caremark Corp.	93	3,778
Kroger Co.	38	924
Safeway Inc.	23	492
Sysco Corp.	41	1,192
Wal-Mart Stores Inc.	122	7,289
Walgreen Co.	60	2,000
Whole Foods Market Inc.	11	748
Other Securities		559

		19,470

HEALTH CARE - 3.0%
AmerisourceBergen Corp.	19	688

	Shares/Par	Value

Cardinal Health Inc.	24	961
McKesson Corp.	17	1,323
Other Securities		467

		3,439

INDUSTRIALS - 2.7%
Other Securities		2,995

INFORMATION TECHNOLOGY - 2.7%
eBay Inc. (c)	76	2,315
Other Securities		730

		3,045

Total Common Stocks (cost $104,838)		112,264

SHORT TERM INVESTMENTS - 3.5%

Investment Company - 1.5%
JNL Money Market Fund, 0.02% (a) (b)	1,727	1,727
Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	2,186	2,186
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	25	24

		2,210

Total Short Term Investments (cost $3,938)		3,937

Total Investments - 102.9% (cost $108,776)		116,201
Other Assets and Liabilities, Net - (2.9%)		(3,309)

Total Net Assets - 100.0%		$112,892

JNL/Mellon Capital Management Financial Sector Fund * (f)

COMMON STOCKS - 99.3%

FINANCIALS - 92.1%
ACE Ltd.	28	$1,988
AFLAC Inc.	39	1,705
Allstate Corp.	39	1,081
American Express Co.	85	4,014
American International Group Inc. (c)	36	838
Ameriprise Financial Inc.	19	931
Annaly Capital Management Inc.	81	1,292
AON Corp.	27	1,277
AvalonBay Communities Inc.	8	1,024
Bank of America Corp.	834	4,636
Bank of New York Mellon Corp. (a)	104	2,067
BB&T Corp.	58	1,454
Berkshire Hathaway Inc. - Class B (c)	80	6,076
BlackRock Inc.	8	1,468
Boston Properties Inc.	12	1,211
Capital One Financial Corp.	38	1,605
Charles Schwab Corp.	86	965
Chubb Corp.	23	1,585
Citigroup Inc.	240	6,308
CME Group Inc.	5	1,300
Discover Financial Services	45	1,087
Equity Residential	25	1,404
Fifth Third Bancorp	76	972
Franklin Resources Inc.	12	1,196
Goldman Sachs Group Inc.	35	3,186
HCP Inc.	34	1,405
Host Hotels & Resorts Inc.	59	868
JPMorgan Chase & Co.	250	8,316
Loews Corp.	29	1,078

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
M&T Bank Corp.	11	803
Marsh & McLennan Cos. Inc.	45	1,431
MetLife Inc.	69	2,149
Morgan Stanley	110	1,658
PNC Financial Services Group Inc.	44	2,541
Progressive Corp.	50	984
ProLogis Inc.	38	1,095
Prudential Financial Inc.	40	2,028
Public Storage	12	1,585
Simon Property Group Inc.	25	3,165
State Street Corp.	41	1,650
T. Rowe Price Group Inc.	21	1,195
Travelers Cos. Inc.	34	2,034
U.S. Bancorp	158	4,275
Ventas Inc.	22	1,206
Vornado Realty Trust	15	1,182
Wells Fargo & Co.	340	9,363
Other Securities		47,765

		148,446

INDUSTRIALS - 0.2%
Other Securities		395

INFORMATION TECHNOLOGY - 5.3%
MasterCard Inc. - Class A	9	3,258
Visa Inc. - Class A	43	4,392
Western Union Co.	52	955

		8,605

MATERIALS - 0.5%
Weyerhaeuser Co.	44	827

TELECOMMUNICATION SERVICES - 1.2%
American Tower Corp. - Class A	31	1,880

Total Common Stocks (cost $164,902)		160,153

SHORT TERM INVESTMENTS - 2.1%

Investment Company - 0.4%
JNL Money Market Fund, 0.02% (a) (b)	628	628

Securities Lending Collateral - 1.7%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	2,493	2,493
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	185	180

		2,673

Total Short Term Investments (cost $3,306)		3,301

Total Investments - 101.4% (cost $168,208)		163,454
Other Assets and Liabilities, Net - (1.4%)		(2,246)

Total Net Assets - 100.0%		$161,208

JNL/Mellon Capital Management Healthcare Sector Fund * (f)

COMMON STOCKS - 99.7%

HEALTH CARE - 99.7%
Abbott Laboratories	286	$16,081
Aetna Inc.	66	2,791
Alexion Pharmaceuticals Inc. (c)	34	2,420
Allergan Inc.	57	4,967
Amgen Inc.	161	10,346
Baxter International Inc.	106	5,225
Becton Dickinson & Co.	38	2,834
Biogen Idec Inc. (c)	44	4,888

	Shares/Par	Value
Boston Scientific Corp. (c)	273	1,458
Bristol-Myers Squibb Co.	316	11,127
CareFusion Corp. (c)	41	1,032
Celgene Corp. (c)	84	5,707
CIGNA Corp.	53	2,214
Coventry Health Care Inc. (c)	28	839
Covidien Plc	90	4,065
CR Bard Inc.	16	1,338
DaVita Inc. (c)	17	1,283
Dentsply International Inc.	26	899
Edwards Lifesciences Corp. (c)	21	1,475
Eli Lilly & Co.	181	7,504
Express Scripts Inc. (c)	83	3,702
Forest Laboratories Inc. (c)	47	1,422
Gilead Sciences Inc. (c)	138	5,658
Henry Schein Inc. (c)	17	1,085
Hologic Inc. (c)	48	840
Hospira Inc. (c)	30	915
Humana Inc.	30	2,643
Idexx Laboratories Inc. (c)	10	801
Intuitive Surgical Inc. (c)	7	3,336
Johnson & Johnson	502	32,942
Laboratory Corp. of America Holdings (c)	19	1,614
Life Technologies Corp. (c)	33	1,290
Medco Health Solutions Inc. (c)	71	3,942
Medtronic Inc.	195	7,463
Merck & Co. Inc.	565	21,285
Mylan Inc. (c)	78	1,681
Perrigo Co.	16	1,522
Pfizer Inc.	1,412	30,550
Pharmasset Inc. (c)	13	1,700
Quest Diagnostics Inc.	29	1,688
St. Jude Medical Inc.	60	2,054
Stryker Corp.	54	2,693
Thermo Fisher Scientific Inc. (c)	70	3,155
UnitedHealth Group Inc.	198	10,025
Varian Medical Systems Inc. (c)	22	1,448
Vertex Pharmaceuticals Inc. (c)	39	1,282
Waters Corp. (c)	17	1,255
Watson Pharmaceuticals Inc. (c)	23	1,411
WellPoint Inc.	64	4,244
Zimmer Holdings Inc.	35	1,887
Other Securities		26,700

Total Common Stocks (cost $254,398)		270,726

SHORT TERM INVESTMENTS - 1.3%

Investment Company - 0.8%
JNL Money Market Fund, 0.02% (a) (b)	2,312	2,312

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	1,425	1,425
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	40	39

		1,464

Total Short Term Investments (cost $3,777)		3,776

Total Investments - 101.0% (cost $258,175)		274,502
Other Assets and Liabilities, Net - (1.0%)		(2,836)

Total Net Assets - 100.0%		$271,666

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value

JNL/Mellon Capital Management Oil & Gas Sector Fund * (f)
COMMON STOCKS - 99.8%
ENERGY - 98.9%
Anadarko Petroleum Corp.	342	$26,090
Apache Corp.	263	23,811
Baker Hughes Inc.	257	12,514
Cabot Oil & Gas Corp. - Class A	60	4,572
Cameron International Corp. (c)	141	6,959
Chesapeake Energy Corp.	394	8,784
Chevron Corp.	1,092	116,146
Cimarex Energy Co.	50	3,091
Concho Resources Inc. (c)	60	5,639
ConocoPhillips	704	51,280
Continental Resources Inc. (c) (d)	34	2,260
Core Laboratories NV (d)	27	3,083
Denbury Resources Inc. (c)	232	3,508
Devon Energy Corp.	235	14,593
Dresser-Rand Group Inc. (c)	47	2,353
El Paso Corp.	451	11,971
EOG Resources Inc.	159	15,694
EQT Corp.	86	4,690
Exxon Mobil Corp.	2,645	224,219
FMC Technologies Inc. (c)	140	7,290
Halliburton Co.	600	20,700
Helmerich & Payne Inc.	57	3,322
Hess Corp.	177	10,071
HollyFrontier Corp.	113	2,652
Marathon Oil Corp.	420	12,301
Marathon Petroleum Corp.	202	6,712
Murphy Oil Corp.	113	6,271
Nabors Industries Ltd. (c)	167	2,903
National Oilwell Varco Inc.	251	17,064
Newfield Exploration Co. (c)	78	2,949
Noble Corp.	151	4,570
Noble Energy Inc.	101	9,570
Occidental Petroleum Corp.	423	39,607
Oceaneering International Inc.	63	2,925
Oil States International Inc. (c)	30	2,300
Pioneer Natural Resources Co.	68	6,082
Plains Exploration & Production Co. (c)	82	3,024
QEP Resources Inc.	103	3,006
Range Resources Corp.	92	5,725
Schlumberger Ltd.	743	50,744
SM Energy Co.	37	2,716
Southern Union Co.	68	2,869
Southwestern Energy Co. (c)	201	6,419
Sunoco Inc.	71	2,896
Transocean Ltd.	184	7,064
Ultra Petroleum Corp. (c)	89	2,639
Valero Energy Corp.	330	6,948
Weatherford International Ltd. (c)	430	6,290
Whiting Petroleum Corp. (c)	69	3,200
Williams Cos. Inc.	339	11,199
Other Securities		43,189

		856,474
INDUSTRIALS - 0.1%
Other Securities		955
INFORMATION TECHNOLOGY - 0.2%
Other Securities		1,734
UTILITIES - 0.6%
OGE Energy Corp.	57	3,207

	Shares/Par	Value

Other Securities		2,133

		5,340

Total Common Stocks (cost $810,799)		864,503

SHORT TERM INVESTMENTS - 2.6%
Investment Company - 1.1%
JNL Money Market Fund, 0.02% (a) (b)	9,506	9,506
Securities Lending Collateral - 1.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	12,509	12,509
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	142	138

		12,647

Total Short Term Investments (cost $22,156)		22,153

Total Investments - 102.4% (cost $832,955)		886,656
Other Assets and Liabilities, Net - (2.4%)		(20,808)

Total Net Assets - 100.0%		$865,848

JNL/Mellon Capital Management Technology Sector Fund * (f)
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 0.2%
Other Securities		$775
HEALTH CARE - 0.8%
Cerner Corp. (c)	23	1,379
Other Securities		1,154

		2,533
INDUSTRIALS - 0.2%
Other Securities		644
INFORMATION TECHNOLOGY - 98.8%
Adobe Systems Inc. (c)	78	2,212
Akamai Technologies Inc. (c)	29	952
Altera Corp.	51	1,904
Amdocs Ltd. (c)	34	974
Analog Devices Inc.	47	1,687
Apple Inc. (c)	144	58,314
Applied Materials Inc.	209	2,242
Autodesk Inc. (c)	36	1,099
Broadcom Corp. - Class A	77	2,254
CA Inc.	64	1,289
Check Point Software Technologies Ltd. (c)	26	1,392
Cisco Systems Inc.	849	15,355
Citrix Systems Inc. (c)	30	1,806
Cognizant Technology Solutions Corp. - Class A (c)	48	3,092
Corning Inc.	250	3,248
Dell Inc. (c)	258	3,780
EMC Corp. (c)	327	7,038
F5 Networks Inc. (c)	13	1,366
Google Inc. - Class A (c)	37	23,863
Hewlett-Packard Co.	315	8,117
Intel Corp.	781	18,937
International Business Machines Corp.	177	32,460
Intuit Inc.	44	2,312
Juniper Networks Inc. (c)	84	1,707
KLA-Tencor Corp.	27	1,280
Linear Technology Corp.	33	1,001

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Marvell Technology Group Ltd. (c)	82	1,138
Maxim Integrated Products Inc.	46	1,209
Microchip Technology Inc. (d)	30	1,100
Microsoft Corp.	1,104	28,666
Motorola Mobility Holdings Inc. (c)	47	1,809
Motorola Solutions Inc.	45	2,098
NetApp Inc. (c)	60	2,171
Nuance Communications Inc. (c) (d)	41	1,020
Nvidia Corp. (c)	94	1,307
Oracle Corp.	554	14,211
QUALCOMM Inc.	265	14,506
Red Hat Inc. (c)	31	1,262
Salesforce.com Inc. (c)	19	1,939
SanDisk Corp. (c)	38	1,858
Seagate Technology	66	1,090
Symantec Corp. (c)	119	1,859
Teradata Corp. (c)	27	1,287
Texas Instruments Inc.	183	5,327
VMware Inc. - Class A (c)	13	1,102
Western Digital Corp. (c)	37	1,137
Xerox Corp.	222	1,770
Xilinx Inc.	42	1,344
Yahoo! Inc. (c)	188	3,025
Other Securities		40,973

		332,889

Total Common Stocks (cost $306,799)		336,841

SHORT TERM INVESTMENTS - 1.3%

Investment Companies - 0.3%
JNL Money Market Fund, 0.02% (a) (b)	998	998

Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	3,443	3,443
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	31	30

		3,473

Total Short Term Investments (cost $4,472)		4,471

Total Investments - 101.3% (cost $311,271)		341,312
Other Assets and Liabilities, Net - (1.3%)		(4,534)

Total Net Assets - 100.0%		$336,778

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2011

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2011.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.
(e)	Security fair valued in good faith in accordance with the procedures established by the Funds’ Board of Managers (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in these Notes to the Schedules of Investments.
(f)	For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2011. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 1-800-873-5654.

Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depository Receipt

Investments in Affiliates - See Note 4 in the Notes to the Financial Statements for discussion of investments in affiliates. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian.

The following table details the Fund’s long-term investment in this affiliate held at December 31, 2011.

Fund	Affiliate	Beginning Value	Purchases	Sales Proceeds	Dividend Income	Realized Gain	Ending Value
JNL/Mellon Capital Management Financial Sector Fund	Bank of New York Mellon Corp.	$3,267	$940	$1,024	$52	$(6)	$2,067

The following table details cash management investments in affiliates held at December 31, 2011. Purchase and sales proceeds are not shown for these investments. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2011.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Mellon Capital Management Dow 10 Fund	$604	$3,744	$1
JNL/Mellon Capital Management S&P 10 Fund	136	218	-
JNL/Mellon Capital Management Global 15 Fund	184	227	-
JNL/Mellon Capital Management Nasdaq 25 Fund	1,343	1,720	1
JNL/Mellon Capital Management Value Line 30 Fund	5,799	1,849	1
JNL/Mellon Capital Management Dow Dividend Fund	526	4,009	1
JNL/Mellon Capital Management S&P 24 Fund	2,131	916	1
JNL/Mellon Capital Management 25 Fund	1,421	3,182	1
JNL/Mellon Capital Management Select Small-Cap Fund	1,017	318	-
JNL/Mellon Capital Management JNL 5 Fund	5,688	542	1
JNL/Mellon Capital Management VIP Fund	1,456	417	1
JNL/Mellon Capital Management JNL Optimized 5 Fund	829	-	-
JNL/Mellon Capital Management S&P SMid 60 Fund	7,698	3,503	2
JNL/Mellon Capital Management NYSE International 25 Fund	137	113	1
JNL/Mellon Capital Management Communications Sector Fund	751	1,763	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	398	1,727	-
JNL/Mellon Capital Management Financial Sector Fund	1,519	628	-
JNL/Mellon Capital Management Healthcare Sector Fund	522	2,312	1
JNL/Mellon Capital Management Oil & Gas Sector Fund	4,469	9,506	3
JNL/Mellon Capital Management Technology Sector Fund	1,977	998	1

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2011

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange, investments in mutual funds, or securities lending collateral, which are valued as a practical expedient at its daily reported net asset value (“NAV”). Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. There were no indirect observable inputs used to value Level 2 securities during the period. Level 2 includes securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service or ADRs and GDRs for which quoted prices in active markets are not available. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics; or industry specific inputs such as: trading activity of similar markets or securities, or changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are otherwise not available. The Funds held no Level 3 securities at December 31, 2011. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

Significant transfers between Level 1 and Level 2 valuations during the year ended December 31, 2011 related to certain Fund’s using an independent statistical fair value model pricing service to value certain foreign securities as described in Security Valuation in the Notes to the Financial Statements. In instances when criteria constituting a significant event exist and foreign investments are valued using an independent statistical fair value pricing service, they are considered Level 2 valuations. In the absence of the existence of such criteria, the same foreign investments are generally valued using market prices from the applicable exchange and are considered Level 1 valuations. Significant event criteria existed as of December 31, 2010 and did not exist at December 31, 2011, and therefore, certain foreign investments were valued as Level 2 valuations at December 31, 2010 and Level 1 at December 31, 2011. There were no significant transfers into or out of Level 3 during the year.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2011 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management Dow 10 Fund
Common Stocks	$488,323	$—	$—	$488,323
Short Term Investments	4,538	—	—	4,538

Fund Total	$492,861	$—	$—	$492,861

JNL/Mellon Capital Management S&P 10 Fund
Common Stocks	$205,589	$—	$—	$205,589
Short Term Investments	590	—	—	590

Fund Total	$206,179	$—	$—	$206,179

JNL/Mellon Capital Management Global 15 Fund
Common Stocks	$398,508	$—	$—	$398,508
Short Term Investments	414	—	—	414

Fund Total	$398,922	$—	$—	$398,922

JNL/Mellon Capital Management Nasdaq 25 Fund
Common Stocks	$286,939	$—	$—	$286,939
Investment Companies	1,340	—	—	1,340
Short Term Investments	4,592	—	—	4,592

Fund Total	$292,871	$—	$—	$292,871

JNL/Mellon Capital Management Value Line 30 Fund
Common Stocks	$717,464	$—	$—	$717,464
Investment Companies	3,274	—	—	3,274
Short Term Investments	39,067	—	—	39,067

Fund Total	$759,805	$—	$—	$759,805

JNL/Mellon Capital Management Dow Dividend Fund
Common Stocks	$310,939	$—	$—	$310,939
Investment Companies	4,980	—	—	4,980
Short Term Investments	18,627	—	—	18,627

Fund Total	$334,546	$—	$—	$334,546

JNL/Mellon Capital Management S&P 24 Fund
Common Stocks	$530,742	$—	$—	$530,742
Investment Companies	4,323	—	—	4,323
Short Term Investments	916	—	—	916

Fund Total	$535,981	$—	$—	$535,981

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2011

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management 25 Fund
Common Stocks	$587,618	$—	$—	$587,618
Short Term Investments	3,383	—	—	3,383

Fund Total	$591,001	$—	$—	$591,001

JNL/Mellon Capital Management Select Small-Cap Fund
Common Stocks	$246,885	$—	$—	$246,885
Short Term Investments	21,448	—	—	21,448

Fund Total	$268,333	$—	$—	$268,333

JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$3,010,907	$—	$—	$3,010,907
Investment Companies	25,078	—	—	25,078
Short Term Investments	80,643	—	—	80,643

Fund Total	$3,116,628	$—	$—	$3,116,628

JNL/Mellon Capital Management VIP Fund
Common Stocks	$254,433	$—	$—	$254,433
Investment Companies	2,570	—	—	2,570
Short Term Investments	7,522	—	—	7,522

Fund Total	$264,525	$—	$—	$264,525

JNL/Mellon Capital Management JNL Optimized 5 Fund
Common Stocks	$352,658	$—	$—	$352,658
Investment Companies	3,326	—	—	3,326
Short Term Investments	9,031	—	—	9,031

Fund Total	$365,015	$—	$—	$365,015

JNL/Mellon Capital Management S&P SMid 60 Fund
Common Stocks	$470,724	$—	$—	$470,724
Investment Companies	10,545	—	—	10,545
Short Term Investments	31,229	—	—	31,229

Fund Total	$512,498	$—	$—	$512,498

JNL/Mellon Capital Management NYSE International 25 Fund
Common Stocks	$71,503	$—	$—	$71,503
Investment Companies	303	—	—	303
Short Term Investments	13,354	—	—	13,354

Fund Total	$85,160	$—	$—	$85,160

JNL/Mellon Capital Management Communications Sector Fund
Common Stocks	$59,427	$—	$—	$59,427
Short Term Investments	3,835	—	—	3,835

Fund Total	$63,262	$—	$—	$63,262

JNL/Mellon Capital Management Consumer Brands Sector Fund
Common Stocks	$112,169	$95	$—	$112,264
Short Term Investments	3,937	—	—	3,937

Fund Total	$116,106	$95	$—	$116,201

JNL/Mellon Capital Management Financial Sector Fund
Common Stocks	$160,153	$—	$—	$160,153
Short Term Investments	3,301	—	—	3,301

Fund Total	$163,454	$—	$—	$163,454

JNL/Mellon Capital Management Healthcare Sector Fund
Common Stocks	$270,726	$—	$—	$270,726
Short Term Investments	3,776	—	—	3,776

Fund Total	$274,502	$—	$—	$274,502

JNL/Mellon Capital Management Oil & Gas Sector Fund
Common Stocks	$864,503	$—	$—	$864,503
Short Term Investments	22,153	—	—	22,153

Fund Total	$886,656	$—	$—	$886,656

JNL/Mellon Capital Management Technology Sector Fund
Common Stocks	$336,841	$—	$—	$336,841
Short Term Investments	4,471	—	—	4,471

Fund Total	$341,312	$—	$—	$341,312

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to the Schedules of Investments

December 31, 2011

Summary of Investments by Country (as a percentage of total long-term investments)* :

	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management NYSE International 25 Fund

Bermuda	– %	0.1%	– %
Canada	–	3.5	10.1
China	11.8	2.4	–
Finland	–	0.6	–
France	–	4.4	10.1
Germany	–	2.9	4.8
Hong Kong	13.7	1.0	7.9
Israel	–	1.0	–
Italy	–	3.5	9.5
Japan	–	–	28.4
Netherlands	–	1.1	–
South Korea	–	–	8.4
Spain	–	2.0	9.6
Switzerland	–	2.0	3.9
United Kingdom	31.0	10.2	5.6
United States	43.5	65.3	1.7

Total Long-Term Investments	100.0%	100.0%	100.0%

* The Funds presented in the table are those whose strategies included investment in non-U.S. securities as deemed significant by the Funds’ Adviser.

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2011

	JNL/Mellon Capital Management Dow 10 Fund		JNL/Mellon Capital Management S&P 10 Fund		JNL/Mellon Capital Management Global 15 Fund		JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Assets
Investments - unaffiliated, at value (a)(d)		$488,323		$205,589		$398,508	$288,279	$720,738	$315,919	$535,065
Investments - affiliated, at value (b)		4,538		590		414	4,592	39,067	18,627	916

Total investments, at value (c)		492,861		206,179		398,922	292,871	759,805	334,546	535,981
Cash		–		–		–	–	–	–	–
Foreign currency (e)		–		–		100	–	–	–	–
Receivable for investments sold		–		–		–	–	–	–	–
Receivable for fund shares sold		1,972		219		464	344	628	1,885	659
Receivable for dividends and interest		958		348		1,869	232	434	638	320

Total assets		495,791		206,746		401,355	293,447	760,867	337,069	536,960

Liabilities
Cash overdraft		–		–		–	–	–	–	–
Payable for advisory fees		115		53		98	73	177	76	133
Payable for administrative fees		60		26		67	37	93	38	68
Payable for 12b-1 fee (Class A)		79		35		67	49	124	51	92
Payable for investment securities purchased		1,889		–		–	1,348	–	3,332	896
Payable for fund shares redeemed		752		352		532	2,009	310	127	236
Payable for manager fees		20		19		30	5	30	11	5
Payable for other expenses		21		1		9	24	187	14	1
Payable upon return of securities loaned		796		373		189	2,875	37,228	14,630	–

Total liabilities		3,732		859		992	6,420	38,149	18,279	1,431

Net assets		$492,059		$205,887		$400,363	$287,027	$722,718	$318,790	$535,529

Net assets consist of:
Paid-in capital		$443,710		$240,520		$427,883	$275,801	$1,237,181	$487,747	$472,258
Undistributed net investment income		–		–		–	844	424	10,757	2,660
Accumulated net realized gain (loss)		–		–		–	(19)	(317,314)	(191,206)	42,386
Net unrealized appreciation (depreciation) on investments and foreign currency		48,349		(34,633)		(27,520)	10,401	(197,573)	11,492	18,225

		$492,059		$205,887		$400,363	$287,027	$722,718	$318,790	$535,529

Class A
Net assets		$492,059		$205,887		$400,363	$286,871	$722,540	$318,594	$535,213
Shares outstanding (no par value), unlimited shares authorized		41,648		22,257		25,768	24,573	71,425	46,640	50,503
Net asset value per share		$11.81		$9.25		$15.54	$11.67	$10.12	$6.83	$10.60

Class B
Net assets	$	n/a	$	n/a	$	n/a	$156	$178	$196	$316
Shares outstanding (no par value), unlimited shares authorized		n/a		n/a		n/a	17	35	34	33
Net asset value per share	$	n/a	$	n/a	$	n/a	$8.97	$5.12	$5.84	$9.50

(a) Investments - unaffiliated, at cost		$439,972		$240,221		$426,010	$277,875	$918,301	$304,415	$516,840
(b) Investments - affiliated, at cost		4,540		591		416	4,595	39,077	18,639	916

(c) Total investments, at cost		$444,512		$240,812		$426,426	$282,470	$957,378	$323,054	$517,756

(d) Including value of securities on loan		$776		$364		$182	$2,840	$36,212	$13,803	$–
(e) Foreign currency, at cost		–		–		100	–	–	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2011

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Assets
Investments - unaffiliated, at value (a)(d)	$587,618	$246,885	$3,035,985	$257,003	$355,984	$481,269	$71,806
Investments - affiliated, at value (b)	3,383	21,448	80,643	7,522	9,031	31,229	13,354

Total investments, at value (c)	591,001	268,333	3,116,628	264,525	365,015	512,498	85,160
Cash	191	–	–	–	–	93	–
Foreign currency (e)	–	–	8	105	145	–	–
Receivable for investments sold	–	–	29,866	1,853	2,602	–	–
Receivable for fund shares sold	931	302	1,295	51	103	569	36
Receivable for dividends and interest	1,132	37	7,323	389	1,068	653	–

Total assets	593,255	268,672	3,155,120	266,923	368,933	513,813	85,196

Liabilities
Cash overdraft	–	–	–	–	4	–	–
Payable for advisory fees	140	62	702	65	89	118	20
Payable for administrative fees	72	32	384	33	45	61	12
Payable for 12b-1 fee (Class A)	97	42	511	43	61	82	12
Payable for investment securities purchased	2,950	–	25,184	2,343	2,162	3,530	–
Payable for fund shares redeemed	1,001	406	2,020	81	65	390	45
Payable for manager fees	22	17	151	13	15	6	3
Payable for other expenses	1	1	45	16	32	1	10
Payable upon return of securities loaned	204	21,154	80,282	7,117	9,039	27,730	13,247

Total liabilities	4,487	21,714	109,279	9,711	11,512	31,918	13,349

Net assets	$588,768	$246,958	$3,045,841	$257,212	$357,421	$481,895	$71,847

Net assets consist of:
Paid-in capital	$577,853	$471,997	$4,795,087	$376,559	$506,587	$465,753	$129,426
Undistributed net investment income	13,655	588	91,353	5,059	10,516	4,214	2,961
Accumulated net realized gain (loss)	722	(223,375)	(1,819,063)	(115,461)	(112,527)	25,766	(33,416)
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,462)	(2,252)	(21,536)	(8,945)	(47,155)	(13,838)	(27,124)

	$588,768	$246,958	$3,045,841	$257,212	$357,421	$481,895	$71,847

Class A
Net assets	$588,267	$246,853	$3,037,863	$256,342	$356,585	$481,692	$71,733
Shares outstanding (no par value), unlimited shares authorized	44,349	22,202	369,003	38,716	45,449	48,498	13,151
Net asset value per share	$13.26	$11.12	$8.23	$6.62	$7.85	$9.93	$5.45

Class B
Net assets	$501	$105	$7,978	$870	$836	$203	$114
Shares outstanding (no par value), unlimited shares authorized	37	9	967	131	107	21	21
Net asset value per share	$13.37	$11.10	$8.25	$6.63	$7.81	$9.85	$5.36

(a) Investments - unaffiliated, at cost	$591,077	$249,112	$3,057,309	$265,932	$403,126	$495,104	$98,924
(b) Investments - affiliated, at cost	3,386	21,473	80,824	7,534	9,039	31,232	13,360

(c) Total investments, at cost	$594,463	$270,585	$3,138,133	$273,466	$412,165	$526,336	$112,284

(d) Including value of securities on loan	$197	$20,537	$77,832	$6,871	$8,780	$26,486	$12,979
(e) Foreign currency, at cost	–	–	8	106	146	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2011

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Assets
Investments - unaffiliated, at value (a)(d)	$59,427	$112,264	$158,086	$270,726	$864,503	$336,841
Investments - affiliated, at value (b)	3,835	3,937	5,368	3,776	22,153	4,471

Total investments, at value (c)	63,262	116,201	163,454	274,502	886,656	341,312
Cash	–	1	–	–	–	–
Foreign currency (e)	–	–	–	–	–	–
Receivable for investments sold	–	–	–	–	–	–
Receivable for fund shares sold	37	524	312	522	620	163
Receivable for dividends and interest	50	192	294	299	423	67

Total assets	63,349	116,918	164,060	275,323	887,699	341,542

Liabilities
Cash overdraft	–	–	–	–	–	–
Payable for advisory fees	16	29	42	66	206	85
Payable for administrative fees	7	13	20	33	108	43
Payable for 12b-1 fee (Class A)	10	18	27	44	145	58
Payable for investment securities purchased	1,687	1,669	–	1,869	8,097	–
Payable for fund shares redeemed	185	80	72	163	584	1,078
Payable for manager fees	2	2	5	6	20	7
Payable for other expenses	6	4	8	11	41	19
Payable upon return of securities loaned	2,074	2,211	2,678	1,465	12,650	3,474

Total liabilities	3,987	4,026	2,852	3,657	21,851	4,764

Net assets	$59,362	$112,892	$161,208	$271,666	$865,848	$336,778

Net assets consist of:
Paid-in capital	$76,818	$102,737	$208,388	$272,474	$822,970	$295,170
Undistributed net investment income	2,124	852	2,163	3,207	9,638	1,189
Accumulated net realized gain (loss)	(18,489)	1,878	(44,589)	(20,342)	(20,461)	10,378
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,091)	7,425	(4,754)	16,327	53,701	30,041

	$59,362	$112,892	$161,208	$271,666	$865,848	$336,778

Class A
Net assets	$59,255	$112,726	$160,983	$271,364	$864,716	$336,473
Shares outstanding (no par value), unlimited shares authorized	18,194	10,703	25,930	21,741	31,521	47,893
Net asset value per share	$3.26	$10.53	$6.21	$12.48	$27.43	$7.03

Class B
Net assets	$107	$166	$225	$302	$1,132	$305
Shares outstanding (no par value), unlimited shares authorized	34	16	36	24	41	43
Net asset value per share	$3.11	$10.63	$6.19	$12.47	$27.77	$7.10

(a) Investments - unaffiliated, at cost	$60,516	$104,838	$161,922	$254,398	$810,799	$306,799
(b) Investments - affiliated, at cost	3,837	3,938	6,286	3,777	22,156	4,472

(c) Total investments, at cost	$64,353	$108,776	$168,208	$258,175	$832,955	$311,271

(d) Including value of securities on loan	$2,029	$2,127	$2,601	$1,423	$12,384	$3,357
(e) Foreign currency, at cost	–	–	–	–	–	–

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Investment income
Dividends (a)	$15,274	$3,832	$23,353	$2,544	$5,993	$12,360	$6,135
Foreign taxes withheld	–	–	(1,266)	–	(236)	–	–
Securities lending	2	7	1	65	589	296	11

Total investment income	15,276	3,839	22,088	2,609	6,346	12,656	6,146

Expenses
Advisory fees	1,134	740	1,356	758	2,274	833	1,374
Administrative fees	583	372	936	382	1,198	422	711
12b-1 fees (Class A)	778	496	936	509	1,597	562	949
Licensing fees	87	40	35	102	798	63	17
Legal fees	3	2	4	2	6	2	3
Manager fees	8	5	10	5	17	6	9
Other expenses	6	6	8	4	12	3	5

Total expenses	2,599	1,661	3,285	1,762	5,902	1,891	3,068

Net investment income	12,677	2,178	18,803	847	444	10,765	3,078

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	24,819	15,812	33,407	19,565	140,023	11,518	42,253
Affiliated investments	–	–	–	–	–	–	–
Foreign currency related items	–	–	2	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	29,587	(58,958)	(89,165)	(18,920)	(341,654)	(5,553)	(28,498)
Foreign currency related items	–	–	(7)	–	–	–	–

Net realized and unrealized gain (loss)	54,406	(43,146)	(55,763)	645	(201,631)	5,965	13,755

Net increase (decrease) in net assets from operations	$67,083	$(40,968)	$(36,960)	$1,492	$(201,187)	$16,730	$16,833

(a) Income from affiliated investments	$3	$7	$1	$66	$590	$297	$12

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Investment income
Dividends (a)	$17,162	$2,023	$111,662	$7,114	$13,894	$6,971	$4,061
Foreign taxes withheld	(171)	–	(2,525)	(405)	(1,098)	–	(508)
Securities lending	218	410	3,310	364	553	96	210

Total investment income	17,209	2,433	112,447	7,073	13,349	7,067	3,763

Expenses
Advisory fees	1,589	797	9,001	835	1,235	1,218	335
Administrative fees	828	402	4,934	423	638	629	209
12b-1 fees (Class A)	1,102	537	6,561	562	848	838	209
Licensing fees	–	–	284	84	153	24	42
Legal fees	4	2	27	2	4	3	1
Manager fees	11	6	70	6	9	8	2
Other expenses	9	4	48	6	11	5	1

Total expenses	3,543	1,748	20,925	1,918	2,898	2,725	799

Net investment income	13,666	685	91,522	5,155	10,451	4,342	2,964

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	63,152	39,212	206,342	29,208	41,230	29,892	(330)
Affiliated investments	–	–	–	–	–	–	–
Foreign currency related items	10	–	10	5	94	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(29,692)	(35,652)	(366,261)	(44,195)	(90,168)	(63,721)	(29,128)
Foreign currency related items	(4)	–	(26)	(8)	(9)	–	–

Net realized and unrealized gain (loss)	33,466	3,560	(159,935)	(14,990)	(48,853)	(33,829)	(29,458)

Net increase (decrease) in net assets from operations	$47,132	$4,245	$(68,413)	$(9,835)	$(38,402)	$(29,487)	$(26,494)

(a) Income from affiliated investments	$219	$410	$3,311	$365	$553	$98	$210

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Investment income
Dividends (a)	$2,558	$1,421	$3,325	$4,758	$15,005	$3,394
Foreign taxes withheld	–	–	(2)	–	(4)	–
Securities lending	6	36	51	8	220	24

Total investment income	2,564	1,457	3,374	4,766	15,221	3,418

Expenses
Advisory fees	206	280	540	689	2,397	974
Administrative fees	92	129	265	345	1,265	498
12b-1 fees (Class A)	123	171	353	459	1,685	663
Licensing fees	14	19	40	52	190	75
Legal fees	1	1	1	2	5	2
Manager fees	1	2	4	4	15	6
Other expenses	2	2	5	3	11	7

Total expenses	439	604	1,208	1,554	5,568	2,225

Net investment income	2,125	853	2,166	3,212	9,653	1,193

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	3,584	9,072	9,036	(284)	12,254	21,701
Affiliated investments	–	–	(6)	–	–	–
Foreign currency related items	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(8,722)	(5,095)	(35,002)	13,241	(17,859)	(27,932)
Foreign currency related items	–	–	–	–	–	–

Net realized and unrealized gain (loss)	(5,138)	3,977	(25,972)	12,957	(5,605)	(6,231)

Net increase (decrease) in net assets from operations	$(3,013)	$4,830	$(23,806)	$16,169	$4,048	$(5,038)

(a) Income from affiliated investments	$6	$36	$103	$9	$223	$25

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

December 31, 2011

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income (loss)	$12,677	$2,178	$18,803	$847	$444	$10,765	$3,078
Net realized gain (loss)	24,819	15,812	33,409	19,565	140,023	11,518	42,253
Net change in unrealized appreciation (depreciation)	29,587	(58,958)	(89,172)	(18,920)	(341,654)	(5,553)	(28,498)

Net increase (decrease) in net assets from operations	67,083	(40,968)	(36,960)	1,492	(201,187)	16,730	16,833

Distributions to shareholders
From net investment income
Class A	–	–	–	(1,477)	–	(8,727)	(2,573)
Class B	–	–	–	(1)	–	(6)	(2)
From net realized gains
Class A	–	–	–	–	–	–	–
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	–	–	–	(1,478)	–	(8,733)	(2,575)

Share transactions[1]
Proceeds from the sale of shares
Class A	234,901	66,130	90,479	200,328	379,102	119,177	320,120
Class B	–	–	–	51	381	96	165
Reinvestment of distributions
Class A	–	–	–	1,477	–	8,727	2,573
Class B	–	–	–	1	–	6	2
Cost of shares redeemed
Class A	(186,669)	(108,923)	(176,056)	(124,225)	(271,635)	(88,528)	(169,165)
Class B	–	–	–	(36)	(401)	(44)	(27)

Net increase (decrease) in net assets from share transactions	48,232	(42,793)	(85,577)	77,596	107,447	39,434	153,668

Net increase (decrease) net assets	115,315	(83,761)	(122,537)	77,610	(93,740)	47,431	167,926

Net assets beginning of year	376,744	289,648	522,900	209,417	816,458	271,359	367,603

Net assets end of year	$492,059	$205,887	$400,363	$287,027	$722,718	$318,790	$535,529

Undistributed net investment income	$–	$–	$–	$844	$424	$10,757	$2,660

[1] Share transactions
Shares sold
Class A	21,448	6,420	5,515	16,827	31,383	17,814	30,449
Class B	–	–	–	5	60	18	17
Reinvestment of distributions
Class A	–	–	–	124	–	1,314	241
Class B	–	–	–	–	–	1	–
Shares redeemed
Class A	(17,450)	(10,630)	(10,618)	(10,569)	(22,053)	(13,264)	(16,395)
Class B	–	–	–	(4)	(64)	(8)	(3)

Net increase/(decrease)
Class A	3,998	(4,210)	(5,103)	6,382	9,330	5,864	14,295

Class B	–	–	–	1	(4)	11	14

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$213,434	$272,647	$208,991	$259,450	$971,545	$220,773	$561,329
Proceeds from sales of securities	155,563	313,446	276,280	181,235	866,302	180,650	406,147

See accompanying Notes to the Financial Statements

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

December 31, 2011

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Operations
Net investment income (loss)	$13,666	$685	$91,522	$5,155	$10,451	$4,342	$2,964
Net realized gain (loss)	63,162	39,212	206,352	29,213	41,324	29,892	(330)
Net change in unrealized appreciation (depreciation)	(29,696)	(35,652)	(366,287)	(44,203)	(90,177)	(63,721)	(29,128)

Net increase (decrease) in net assets from operations	47,132	4,245	(68,413)	(9,835)	(38,402)	(29,487)	(26,494)

Distributions to shareholders
From net investment income
Class A	(14,522)	(2,665)	(103,525)	(3,678)	(7,534)	(3,802)	(2,082)
Class B	(14)	(1)	(292)	(14)	(20)	(2)	(4)
From net realized gains
Class A	–	–	–	–	–	(21,925)	–
Class B	–	–	–	–	–	(9)	–

Total distributions to shareholders	(14,536)	(2,666)	(103,817)	(3,692)	(7,554)	(25,738)	(2,086)

Share transactions1
Proceeds from the sale of shares
Class A	259,756	58,606	337,376	49,231	77,284	342,166	70,898
Class B	377	21	1,246	151	217	387	197
Reinvestment of distributions
Class A	14,522	2,665	103,525	3,678	7,534	25,727	2,082
Class B	14	1	292	14	20	11	4
Cost of shares redeemed
Class A	(263,179)	(103,054)	(777,163)	(80,582)	(179,444)	(208,710)	(74,057)
Class B	(331)	(28)	(2,492)	(230)	(347)	(484)	(185)

Net increase (decrease) in net assets from share transactions	11,159	(41,789)	(337,216)	(27,738)	(94,736)	159,097	(1,061)

Net increase (decrease) net assets	43,755	(40,210)	(509,446)	(41,265)	(140,692)	103,872	(29,641)

Net assets beginning of year	545,013	287,168	3,555,287	298,477	498,113	378,023	101,488

Net assets end of year	$588,768	$246,958	$3,045,841	$257,212	$357,421	$481,895	$71,847

Undistributed net investment income	$13,655	$588	$91,353	$5,059	$10,516	$4,214	$2,961

1 Share transactions
Shares sold
Class A	19,796	5,137	39,339	7,005	8,794	32,630	9,447
Class B	27	1	145	22	26	38	26
Reinvestment of distributions
Class A	1,104	238	12,640	548	939	2,604	361
Class B	1	–	36	2	2	1	1
Shares redeemed
Class A	(20,109)	(9,064)	(90,416)	(11,537)	(20,170)	(20,078)	(10,436)
Class B	(25)	(2)	(289)	(33)	(39)	(47)	(25)

Net increase/(decrease)
Class A	791	(3,689)	(38,437)	(3,984)	(10,437)	15,156	(628)

Class B	3	(1)	(108)	(9)	(11)	(8)	2

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$563,736	$249,257	$2,114,886	$224,086	$329,981	$441,796	$87,400
Proceeds from sales of securities	552,671	293,914	2,484,137	251,201	422,159	303,389	87,590

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income (loss)	$2,125	$853	$2,166	$3,212	$9,653	$1,193
Net realized gain (loss)	3,584	9,072	9,030	(284)	12,254	21,701
Net change in unrealized appreciation (depreciation)	(8,722)	(5,095)	(35,002)	13,241	(17,859)	(27,932)

Net increase (decrease) in net assets from operations	(3,013)	4,830	(23,806)	16,169	4,048	(5,038)

Distributions to shareholders
From net investment income
Class A	(1,671)	(482)	(1,381)	(2,139)	(6,467)	(658)
Class B	(3)	(1)	(2)	(3)	(10)	(1)
From net realized gains
Class A	–	–	–	–	–	(7,388)
Class B	–	–	–	–	–	(7)

Total distributions to shareholders	(1,674)	(483)	(1,383)	(2,142)	(6,477)	(8,054)

Share transactions[1]
Proceeds from the sale of shares
Class A	45,163	95,585	120,661	213,825	618,205	257,526
Class B	18	28	78	106	767	206
Reinvestment of distributions
Class A	1,671	482	1,381	2,139	6,467	8,046
Class B	3	1	2	3	10	8
Cost of shares redeemed
Class A	(46,580)	(65,744)	(118,045)	(129,118)	(413,543)	(208,226)
Class B	(59)	(22)	(68)	(113)	(735)	(360)

Net increase (decrease) in net assets from share transactions	216	30,330	4,009	86,842	211,171	57,200

Net increase (decrease) net assets	(4,471)	34,677	(21,180)	100,869	208,742	44,108

Net assets beginning of year	63,833	78,215	182,388	170,797	657,106	292,670

Net assets end of year	$59,362	$112,892	$161,208	$271,666	$865,848	$336,778

Undistributed net investment income	$2,124	$852	$2,163	$3,207	$9,638	$1,189

[1] Share transactions
Shares sold
Class A	12,978	9,238	17,662	17,345	21,493	35,102
Class B	5	3	12	9	27	28
Reinvestment of distributions
Class A	524	46	221	176	233	1,111
Class B	1	–	–	–	–	1
Shares redeemed
Class A	(13,638)	(6,444)	(17,301)	(10,810)	(14,719)	(28,808)
Class B	(18)	(2)	(10)	(10)	(26)	(48)

Net increase/(decrease)
Class A	(136)	2,840	582	6,711	7,007	7,405

Class B	(12)	1	2	(1)	1	(19)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$26,952	$61,249	$59,859	$150,426	$329,449	$138,537
Proceeds from sales of securities	26,106	30,986	54,924	62,840	114,753	87,122

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2010

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income (loss)	$11,426	$2,797	$19,416	$1,476	$(386)	$8,730	$2,679
Net realized gain (loss)	81,067	67,431	57,278	8,945	68,577	(9,577)	12,318
Net change in unrealized appreciation (depreciation)	(17,337)	(42,815)	(12,513)	17,053	76,270	29,133	34,154

Net increase (decrease) in net assets from operations	75,156	27,413	64,181	27,474	144,461	28,286	49,151

Distributions to shareholders
From net investment income
Class A	–	–	–	(366)	(4,381)	(7,146)	(906)
Class B	–	–	–	(1)	(2)	(4)	(1)

Total distributions to shareholders	–	–	–	(367)	(4,383)	(7,150)	(907)

Share transactions[1]
Proceeds from the sale of shares
Class A	90,589	46,833	85,689	132,181	274,683	85,801	267,132
Class B	–	–	–	43	169	71	49
Reinvestment of distributions
Class A	–	–	–	366	4,381	7,146	906
Class B	–	–	–	1	2	4	1
Cost of shares redeemed
Class A	(127,068)	(104,975)	(198,323)	(68,503)	(232,143)	(87,455)	(87,466)
Class B	–	–	–	(17)	(43)	(104)	(11)

Net increase (decrease) in net assets from share transactions	(36,479)	(58,142)	(112,634)	64,071	47,049	5,463	180,611

Net increase (decrease) net assets	38,677	(30,729)	(48,453)	91,178	187,127	26,599	228,855

Net assets beginning of year	338,067	320,377	571,353	118,239	629,331	244,760	138,748

Net assets end of year	$376,744	$289,648	$522,900	$209,417	$816,458	$271,359	$367,603

Undistributed (excess of distributions over) net investment income	$–	$–	$–	$1,475	$(18)	$8,726	$2,572

[1] Share transactions
Shares sold
Class A	10,106	4,911	5,734	12,853	24,409	13,572	30,138
Class B	–	–	–	6	27	13	6
Reinvestment of distributions
Class A	–	–	–	32	338	1,094	90
Class B	–	–	–	–	–	1	–
Shares redeemed
Class A	(14,582)	(11,068)	(13,542)	(6,717)	(20,974)	(14,010)	(9,910)
Class B	–	–	–	(2)	(8)	(20)	(1)

Net increase (decrease)
Class A	(4,476)	(6,157)	(7,808)	6,168	3,773	656	20,318

Class B	–	–	–	4	19	(6)	5

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$201,376	$313,482	$316,299	$169,075	$701,714	$224,799	$310,938
Proceeds from sales of securities	225,629	367,738	409,114	103,641	655,881	219,081	129,755

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Change in Net Assets (in thousands)

For the Year Ended December 31, 2010

	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small-Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund
Operations
Net investment income (loss)	$14,526	$2,750	$103,980	$4,932	$9,589	$3,802	$2,087
Net realized gain (loss)	181,609	58,121	73,487	32,799	62,485	36,309	1,276
Net change in unrealized appreciation (depreciation)	(102,805)	(23,686)	349,125	(254)	(13,591)	12,667	(3,453)

Net increase (decrease) in net assets from operations	93,330	37,185	526,592	37,477	58,483	52,778	(90)

Distributions to shareholders
From net investment income
Class A	(11,698)	(1,347)	(69,935)	(6,495)	(9,192)	(295)	(2,075)
Class B	(10)	(1)	(200)	(23)	(21)	–	(3)

Total distributions to shareholders	(11,708)	(1,348)	(70,135)	(6,518)	(9,213)	(295)	(2,078)

Share transactions[1]
Proceeds from the sale of shares
Class A	251,417	69,894	424,466	44,546	113,515	288,592	61,521
Class B	257	32	1,583	200	337	463	47
Reinvestment of distributions
Class A	11,698	1,347	69,935	6,495	9,192	295	2,075
Class B	10	1	200	23	21	–	3
Cost of shares redeemed
Class A	(209,828)	(157,399)	(908,619)	(114,754)	(133,046)	(159,976)	(45,238)
Class B	(153)	(37)	(2,450)	(195)	(374)	(331)	(49)

Net increase (decrease) in net assets from share transactions	53,401	(86,162)	(414,885)	(63,685)	(10,355)	129,043	18,359

Net increase (decrease) net assets	135,023	(50,325)	41,572	(32,726)	38,915	181,526	16,191

Net assets beginning of year	409,990	337,493	3,513,715	331,203	459,198	196,497	85,297

Net assets end of year	$545,013	$287,168	$3,555,287	$298,477	$498,113	$378,023	$101,488

Undistributed (excess of distributions over) net investment income	$14,514	$2,738	$103,900	$3,696	$7,526	$3,800	$2,082

[1] Share transactions
Shares sold
Class A	21,457	7,110	54,048	7,144	14,138	29,066	8,303
Class B	22	3	201	32	42	45	7
Reinvestment of distributions
Class A	946	124	8,142	943	1,045	27	285
Class B	1	–	23	3	2	–	–
Shares redeemed
Class A	(18,244)	(16,244)	(116,984)	(18,808)	(16,809)	(16,656)	(6,395)
Class B	(13)	(3)	(315)	(31)	(46)	(36)	(7)

Net increase (decrease)
Class A	4,159	(9,010)	(54,794)	(10,721)	(1,626)	12,437	2,193

Class B	10	–	(91)	4	(2)	9	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$557,794	$268,378	$2,979,725	$285,512	$423,866	$338,197	$77,423
Proceeds from sales of securities	502,771	353,770	3,360,670	349,648	433,921	206,029	58,978

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2010

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income (loss)	$1,674	$483	$1,382	$2,140	$6,472	$657
Net realized gain (loss)	(936)	894	(6,644)	(4,141)	(8,329)	10,284
Net change in unrealized appreciation (depreciation)	9,449	9,100	23,433	7,449	99,013	15,137

Net increase (decrease) in net assets from operations	10,187	10,477	18,171	5,448	97,156	26,078

Distributions to shareholders
From net investment income
Class A	(1,217)	(283)	(2,019)	(1,736)	(5,553)	(432)
Class B	(3)	(1)	(3)	(3)	(10)	(1)

Total distributions to shareholders	(1,220)	(284)	(2,022)	(1,739)	(5,563)	(433)

Share transactions1
Proceeds from the sale of shares
Class A	47,626	66,713	102,721	86,934	284,086	202,098
Class B	69	32	149	88	396	83
Reinvestment of distributions
Class A	1,217	283	2,019	1,736	5,553	432
Class B	3	1	3	3	10	1
Cost of shares redeemed
Class A	(34,969)	(33,995)	(85,844)	(82,066)	(206,825)	(181,998)
Class B	(54)	(17)	(169)	(66)	(370)	(86)

Net increase (decrease) in net assets from share transactions	13,892	33,017	18,879	6,629	82,850	20,530

Net increase (decrease) net assets	22,859	43,210	35,028	10,338	174,443	46,175

Net assets beginning of year	40,974	35,005	147,360	160,459	482,663	246,495

Net assets end of year	$63,833	$78,215	$182,388	$170,797	$657,106	$292,670

Undistributed (excess of distributions over) net investment income	$1,672	$483	$1,382	$2,137	$6,463	$655
1 Share transactions
Shares sold
Class A	15,320	7,442	15,015	7,881	12,326	31,048
Class B	24	4	22	9	17	13
Reinvestment of distributions
Class A	358	29	290	153	215	61
Class B	1	–	–	–	–	–
Shares redeemed
Class A	(11,488)	(3,907)	(12,896)	(7,520)	(9,281)	(28,779)
Class B	(19)	(2)	(25)	(6)	(16)	(13)

Net increase (decrease)
Class A	4,190	3,564	2,409	514	3,260	2,330

Class B	6	2	(3)	3	1	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$36,971	$48,614	$54,364	$35,730	$153,147	$106,057
Proceeds from sales of securities	22,703	15,525	37,442	28,188	72,044	86,513

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Expenses to Average Net Assets(d)	Net Investment Income (Loss) to Average Net Assets(d)

JNL/Mellon Capital Management Dow 10 Fund
Class A
12/31/2011	$10.01	$0.35	$1.45	$1.80	$–		$–	$11.81	17.98%	$492,059	40%	0.67%	3.26%
12/31/2010	8.03	0.29	1.69	1.98	–		–	10.01	24.66	376,744	60	0.67	3.35
12/31/2009	6.93	0.29	0.81	1.10	–		–	8.03	15.87	338,067	45	0.68	4.37
12/31/2008	12.84	0.43	(6.34)	(5.91)	–		–	6.93	(46.03)	335,802	24	0.67	4.24
12/31/2007	12.71	0.39	(0.26)	0.13	–		–	12.84	1.02	815,451	11	0.66	2.92

JNL/Mellon Capital Management S&P 10 Fund
Class A
12/31/2011	10.94	0.09	(1.78)	(1.69)	–		–	9.25	(15.45)	205,887	109	0.67	0.88
12/31/2010	9.82	0.10	1.02	1.12	–		–	10.94	11.41	289,648	114	0.67	1.01
12/31/2009	8.20	0.15	1.47	1.62	–		–	9.82	19.76	320,377	98	0.67	1.84
12/31/2008	16.28	0.10	(8.18)	(8.08)	–		–	8.20	(49.63)	319,682	109	0.67	0.74
12/31/2007	15.50	0.14	0.64	0.78	–		–	16.28	5.03	833,585	111	0.65	0.87

JNL/Mellon Capital Management Global 15 Fund
Class A
12/31/2011	16.94	0.67	(2.07)	(1.40)	–		–	15.54	(8.26)	400,363	45	0.70	4.02
12/31/2010	14.77	0.57	1.60	2.17	–		–	16.94	14.69	522,900	63	0.70	3.81
12/31/2009	11.27	0.54	2.96	3.50	–		–	14.77	31.06	571,353	64	0.71	4.39
12/31/2008	21.89	0.75	(11.37)	(10.62)	–		–	11.27	(48.52)	523,669	66	0.70	4.32
12/31/2007	19.70	0.68	1.51	2.19	–		–	21.89	11.12	1,308,309	34	0.69	3.13

JNL/Mellon Capital Management Nasdaq 25 Fund
Class A
12/31/2011	11.50	0.04	0.19	0.23	(0.06)		–	11.67	1.98	286,871	71	0.69	0.33
12/31/2010	9.83	0.10	1.59	1.69	(0.02)		–	11.50	17.20	209,278	67	0.70	0.95
12/31/2009	7.33	0.04	2.46	2.50	–		–	9.83	34.11	118,145	19	0.72	0.46
12/31/2008	13.42	(0.01)	(5.58)	(5.59)	(0.00	)(e)	(0.50)	7.33	(41.51)	55,091	87	0.75	(0.07)
12/31/2007	11.26	(0.02)	2.18	2.16	–		–	13.42	19.18	111,306	161	0.74	(0.20)
Class B
12/31/2011	8.84	0.04	0.16	0.20	(0.07)		–	8.97	2.27	156	71	0.49	0.49
12/31/2010	7.55	0.09	1.23	1.32	(0.03)		–	8.84	17.48	139	67	0.50	1.15
12/31/2009	5.62	0.04	1.89	1.93	–		–	7.55	34.34	94	19	0.52	0.70
12/31/2008	10.52	0.01	(4.38)	(4.37)	(0.03)		(0.50)	5.62	(41.41)	68	87	0.55	0.14
12/31/2007*	10.00	0.00	0.52	0.52	–		–	10.52	5.20	105	161	0.54	0.42

JNL/Mellon Capital Management Value Line 30 Fund
Class A
12/31/2011	13.14	0.01	(3.03)	(3.02)	–		–	10.12	(22.98)	722,540	107	0.74	0.06
12/31/2010	10.79	(0.01)	2.43	2.42	(0.07)		–	13.14	22.45	816,198	100	0.79	(0.06)
12/31/2009	9.44	0.08	1.28	1.36	(0.01)		–	10.79	14.44	629,223	24	0.80	0.80
12/31/2008	18.77	0.01	(8.91)	(8.90)	(0.05)		(0.38)	9.44	(47.36)	553,390	88	0.79	0.09
12/31/2007	15.70	0.04	3.03	3.07	–		–	18.77	19.55	1,166,889	159	0.79	0.23
Class B
12/31/2011	6.64	0.01	(1.53)	(1.52)	–		–	5.12	(22.89)	178	107	0.54	0.21
12/31/2010	5.48	0.01	1.24	1.25	(0.09)		–	6.64	22.82	260	100	0.59	0.15
12/31/2009	4.83	0.05	0.64	0.69	(0.04)		–	5.48	14.37	108	24	0.60	1.08
12/31/2008	10.13	0.03	(4.87)	(4.84)	(0.08)		(0.38)	4.83	(47.63)	79	88	0.59	0.31
12/31/2007*	10.00	0.02	0.11	0.13	–		–	10.13	1.30	101	159	0.59	3.20

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from			Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Expenses to Average Net Assets(d)	Net Investment Income (Loss) to Average Net Assets(d)

JNL/Mellon Capital Management Dow Dividend Fund
Class A
12/31/2011	$6.65	$0.26	$0.12	$0.38	$(0.20)	$–	$6.83	5.77%	$318,594	64%	0.67%	3.83%
12/31/2010	6.10	0.23	0.50	0.73	(0.18)	–	6.65	12.05	271,225	90	0.68	3.58
12/31/2009	5.40	0.19	0.89	1.08	(0.38)	–	6.10	20.03	244,605	18	0.68	3.66
12/31/2008	10.79	0.39	(5.71)	(5.32)	(0.04)	(0.03)	5.40	(49.27)	197,854	87	0.68	4.67
12/31/2007	11.99	0.37	(1.57)	(1.20)	–	–	10.79	(10.01)	400,792	110	0.67	3.08
Class B
12/31/2011	5.71	0.23	0.11	0.34	(0.21)	–	5.84	6.05	196	64	0.47	4.03
12/31/2010	5.26	0.20	0.44	0.64	(0.19)	–	5.71	12.27	134	90	0.48	3.70
12/31/2009	4.70	0.17	0.79	0.96	(0.40)	–	5.26	20.39	155	18	0.48	3.73
12/31/2008	9.46	0.35	(5.02)	(4.67)	(0.06)	(0.03)	4.70	(49.31)	86	87	0.48	4.92
12/31/2007*	10.00	0.03	(0.57)	(0.54)	–	–	9.46	(5.40)	95	110	0.48	4.57

JNL/Mellon Capital Management S&P 24 Fund
Class A
12/31/2011	10.15	0.07	0.43	0.50	(0.05)	–	10.60	4.91	535,213	85	0.65	0.65
12/31/2010	8.72	0.10	1.35	1.45	(0.02)	–	10.15	16.70	367,430	56	0.66	1.16
12/31/2009	7.36	0.13	1.25	1.38	(0.02)	–	8.72	18.70	138,638	27	0.70	1.61
12/31/2008	11.08	0.09	(3.72)	(3.63)	–	(0.09)	7.36	(32.73)	32,072	117	0.74	0.93
12/31/2007	10.30	0.11	0.67	0.78	–	–	11.08	7.57	23,326	184	0.73	1.03
Class B
12/31/2011	9.09	0.08	0.39	0.47	(0.06)	–	9.50	5.14	316	85	0.45	0.84
12/31/2010	7.81	0.11	1.20	1.31	(0.03)	–	9.09	16.76	173	56	0.46	1.33
12/31/2009	6.57	0.12	1.14	1.26	(0.02)	–	7.81	19.18	110	27	0.50	1.81
12/31/2008	9.89	0.09	(3.32)	(3.23)	–	(0.09)	6.57	(32.63)	80	117	0.54	1.10
12/31/2007*	10.00	0.00	(0.11)	(0.11)	–	–	9.89	(1.10)	99	184	0.54	0.06

JNL/Mellon Capital Management 25 Fund
Class A
12/31/2011	12.50	0.33	0.78	1.11	(0.35)	–	13.26	8.87	588,267	100	0.64	2.48
12/31/2010	10.40	0.36	2.01	2.37	(0.27)	–	12.50	22.85	544,590	109	0.65	3.11
12/31/2009	7.07	0.28	3.46	3.74	(0.41)	–	10.40	52.94	409,737	67	0.65	3.43
12/31/2008	13.25	0.35	(5.06)	(4.71)	(0.41)	(1.06)	7.07	(35.23)	343,607	80	0.65	3.04
12/31/2007	14.13	0.31	(0.70)	(0.39)	(0.24)	(0.25)	13.25	(2.83)	705,842	66	0.64	2.15
Class B
12/31/2011	12.59	0.35	0.80	1.15	(0.37)	–	13.37	9.15	501	100	0.44	2.66
12/31/2010	10.46	0.39	2.03	2.42	(0.29)	–	12.59	23.16	423	109	0.45	3.30
12/31/2009	7.11	0.30	3.49	3.79	(0.44)	–	10.46	53.31	253	67	0.45	3.62
12/31/2008	13.36	0.37	(5.11)	(4.74)	(0.45)	(1.06)	7.11	(35.17)	151	80	0.45	3.23
12/31/2007	14.14	0.33	(0.69)	(0.36)	(0.17)	(0.25)	13.36	(2.59)	293	66	0.44	2.29

JNL/Mellon Capital Management Select Small-Cap Fund
Class A
12/31/2011	11.09	0.03	0.12	0.15	(0.12)	–	11.12	1.36	246,853	92	0.65	0.25
12/31/2010	9.67	0.09	1.38	1.47	(0.05)	–	11.09	15.23	287,058	95	0.65	0.97
12/31/2009	9.30	0.05	0.40	0.45	(0.08)	–	9.67	4.89	337,393	91	0.65	0.55
12/31/2008	19.17	0.10	(7.95)	(7.85)	(0.05)	(1.97)	9.30	(40.06)	308,084	115	0.65	0.58
12/31/2007	23.79	0.04	(2.46)	(2.42)	–	(2.20)	19.17	(10.45)	639,967	107	0.65	0.19
Class B
12/31/2011	11.07	0.05	0.13	0.18	(0.15)	–	11.10	1.59	105	92	0.45	0.45
12/31/2010	9.66	0.12	1.36	1.48	(0.07)	–	11.07	15.38	110	95	0.45	1.21
12/31/2009	9.30	0.07	0.40	0.47	(0.11)	–	9.66	5.10	100	91	0.45	0.78
12/31/2008	19.22	0.13	(7.97)	(7.84)	(0.11)	(1.97)	9.30	(39.91)	72	115	0.45	0.74
12/31/2007	23.81	0.10	(2.49)	(2.39)	–	(2.20)	19.22	(10.32)	179	107	0.45	0.43

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Expenses to Average Net Assets(d)	Net Investment Income (Loss) to Average Net Assets(d)

JNL/Mellon Capital Management JNL 5 Fund
Class A
12/31/2011	$8.70	$0.24	$(0.42)	$(0.18)	$(0.29)		$–	$8.23	(2.07)%	$3,037,863	64%	0.64%	2.78%
12/31/2010	7.58	0.24	1.05	1.29	(0.17)		–	8.70	17.11	3,545,906	90	0.64	3.11
12/31/2009	6.33	0.15	1.35	1.50	(0.25)		–	7.58	23.74	3,504,852	28	0.64	2.32
12/31/2008	14.24	0.30	(6.40)	(6.10)	(0.27)		(1.54)	6.33	(42.39)	3,049,435	74	0.64	2.59
12/31/2007	14.31	0.29	(0.08)	0.21	(0.11)		(0.17)	14.24	1.51	5,684,481	90	0.64	1.95
Class B
12/31/2011	8.72	0.26	(0.42)	(0.16)	(0.31)		–	8.25	(1.85)	7,978	64	0.44	2.98
12/31/2010	7.60	0.26	1.05	1.31	(0.19)		–	8.72	17.27	9,381	90	0.44	3.31
12/31/2009	6.34	0.16	1.37	1.53	(0.27)		–	7.60	24.19	8,863	28	0.44	2.51
12/31/2008	14.29	0.32	(6.44)	(6.12)	(0.29)		(1.54)	6.34	(42.35)	7,172	74	0.44	2.81
12/31/2007	14.35	0.32	(0.07)	0.25	(0.14)		(0.17)	14.29	1.78	10,550	90	0.44	2.15

JNL/Mellon Capital Management VIP Fund
Class A
12/31/2011	6.97	0.13	(0.38)	(0.25)	(0.10)		–	6.62	(3.66)	256,342	79	0.68	1.83
12/31/2010	6.18	0.11	0.83	0.94	(0.15)		–	6.97	15.32	297,498	101	0.69	1.73
12/31/2009	5.06	0.09	1.12	1.21	(0.09)		–	6.18	23.95	330,358	18	0.69	1.81
12/31/2008	14.55	0.16	(6.51)	(6.35)	(0.18)		(2.96)	5.06	(42.83)	250,184	79	0.69	1.39
12/31/2007	13.56	0.17	1.30	1.47	(0.10)		(0.38)	14.55	10.91	448,864	148	0.69	1.18
Class B
12/31/2011	6.98	0.14	(0.38)	(0.24)	(0.11)		–	6.63	(3.45)	870	79	0.48	2.03
12/31/2010	6.20	0.12	0.83	0.95	(0.17)		–	6.98	15.31	979	101	0.49	1.95
12/31/2009	5.07	0.11	1.12	1.23	(0.10)		–	6.20	24.37	845	18	0.49	2.03
12/31/2008	14.59	0.18	(6.53)	(6.35)	(0.21)		(2.96)	5.07	(42.70)	695	79	0.49	1.60
12/31/2007	13.61	0.20	1.29	1.49	(0.13)		(0.38)	14.59	11.07	1,180	148	0.49	1.36

JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A
12/31/2011	8.89	0.22	(1.09)	(0.87)	(0.17)		–	7.85	(9.84)	356,585	77	0.68	2.46
12/31/2010	7.97	0.17	0.92	1.09	(0.17)		–	8.89	13.67	497,065	95	0.69	2.13
12/31/2009	5.92	0.12	2.11	2.23	(0.18)		–	7.97	37.72	458,245	19	0.70	1.73
12/31/2008	11.99	0.23	(5.77)	(5.54)	(0.00	)(e)	(0.53)	5.92	(46.08)	316,910	72	0.70	2.48
12/31/2007	10.79	0.19	1.27	1.46	(0.10)		(0.16)	11.99	13.58	407,297	116	0.71	1.58
Class B
12/31/2011	8.86	0.23	(1.09)	(0.86)	(0.19)		–	7.81	(9.77)	836	77	0.48	2.68
12/31/2010	7.93	0.19	0.92	1.11	(0.18)		–	8.86	14.04	1,048	95	0.49	2.32
12/31/2009	5.89	0.13	2.11	2.24	(0.20)		–	7.93	38.00	953	19	0.50	1.91
12/31/2008	11.91	0.24	(5.73)	(5.49)	(0.00	)(e)	(0.53)	5.89	(45.97)	648	72	0.50	2.60
12/31/2007	10.79	0.21	1.27	1.48	(0.20)		(0.16)	11.91	13.80	540	116	0.52	1.81

JNL/Mellon Capital Management S&P SMid 60 Fund
Class A
12/31/2011	11.33	0.11	(0.98)	(0.87)	(0.08)		(0.45)	9.93	(7.72)	481,692	71	0.65	1.04
12/31/2010	9.39	0.14	1.81	1.95	(0.01)		–	11.33	20.76	377,694	75	0.66	1.38
12/31/2009	5.85	0.03	3.57	3.60	(0.06)		–	9.39	61.59	196,309	40	0.69	0.33
12/31/2008	8.66	0.20	(2.84)	(2.64)	(0.00	)(e)	(0.17)	5.85	(30.22)	45,155	152	0.73	2.74
12/31/2007 *	10.00	0.27	(1.34)	(1.07)	(0.17)		(0.10)	8.66	(10.71)	37,981	130	0.73	4.26
Class B
12/31/2011	11.22	0.12	(0.95)	(0.83)	(0.09)		(0.45)	9.85	(7.42)	203	71	0.45	1.12
12/31/2010	9.30	0.15	1.78	1.93	(0.01)		–	11.22	20.81	329	75	0.46	1.57
12/31/2009	5.79	0.04	3.54	3.58	(0.07)		–	9.30	61.79	188	40	0.49	0.57
12/31/2008	8.56	0.21	(2.81)	(2.60)	(0.00	)(e)	(0.17)	5.79	(30.10)	65	152	0.53	2.86
12/31/2007 *	10.00	0.24	(1.30)	(1.06)	(0.28)		(0.10)	8.56	(10.58)	97	130	0.53	3.81

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Expenses to Average Net Assets(d)	Net Investment Income (Loss) to Average Net Assets(d)

JNL/Mellon Capital Management NYSE International 25 Fund
Class A
12/31/2011	$7.36	$0.20	$(1.95)	$(1.75)	$(0.16)		$–	$5.45	(23.86)%	$71,733	84%	0.77%	2.84%
12/31/2010	7.35	0.16	0.00	0.16	(0.15)		–	7.36	2.26	101,350	64	0.77	2.21
12/31/2009	5.65	0.19	1.82	2.01	(0.31)		–	7.35	35.56	85,158	43	0.78	2.92
12/31/2008	11.30	0.40	(5.60)	(5.20)	(0.00	)(e)	(0.45)	5.65	(45.79)	54,050	71	0.80	4.47
12/31/2007 *	10.00	0.52	1.16	1.68	(0.29)		(0.09)	11.30	16.91	67,684	100	0.81	6.94
Class B
12/31/2011	7.24	0.22	(1.92)	(1.70)	(0.18)		–	5.36	(23.64)	114	84	0.57	3.13
12/31/2010	7.23	0.17	0.00	0.17	(0.16)		–	7.24	2.45	138	64	0.57	2.38
12/31/2009	5.57	0.20	1.78	1.98	(0.32)		–	7.23	35.60	139	43	0.58	3.14
12/31/2008	11.12	0.42	(5.52)	(5.10)	(0.00	)(e)	(0.45)	5.57	(45.62)	111	71	0.60	4.76
12/31/2007 *	10.00	0.49	1.19	1.68	(0.47)		(0.09)	11.12	17.03	188	100	0.61	6.66

JNL/Mellon Capital Management Communications Sector Fund
Class A
12/31/2011	3.47	0.12	(0.23)	(0.11)	(0.10)		–	3.26	(3.19)	59,255	42	0.71	3.45
12/31/2010	2.89	0.11	0.54	0.65	(0.07)		–	3.47	22.53	63,680	50	0.72	3.70
12/31/2009	2.39	0.11	0.50	0.61	(0.11)		–	2.89	25.59	40,864	31	0.72	4.17
12/31/2008	5.78	0.16	(2.49)	(2.33)	(0.24)		(0.82)	2.39	(39.64)	28,835	53	0.76	3.51
12/31/2007	5.88	0.13	0.11	0.24	(0.05)		(0.29)	5.78	4.30	86,673	38	0.72	1.98
Class B
12/31/2011	3.32	0.12	(0.23)	(0.11)	(0.10)		–	3.11	(3.18)	107	42	0.51	3.73
12/31/2010	2.77	0.11	0.51	0.62	(0.07)		–	3.32	22.55	153	50	0.52	3.84
12/31/2009	2.29	0.11	0.49	0.60	(0.12)		–	2.77	26.12	110	31	0.52	4.34
12/31/2008	5.66	0.15	(2.43)	(2.28)	(0.27)		(0.82)	2.29	(39.64)	72	53	0.56	3.36
12/31/2007	5.79	0.14	0.11	0.25	(0.09)		(0.29)	5.66	4.46	231	38	0.52	2.15

JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A
12/31/2011	9.93	0.10	0.55	0.65	(0.05)		–	10.53	6.53	112,726	36	0.70	0.99
12/31/2010	8.12	0.08	1.77	1.85	(0.04)		–	9.93	22.76	78,065	30	0.71	0.91
12/31/2009	6.13	0.07	1.96	2.03	(0.04)		–	8.12	33.14	34,896	27	0.72	1.08
12/31/2008	11.05	0.08	(3.60)	(3.52)	(0.03)		(1.37)	6.13	(31.29)	23,446	56	0.75	0.84
12/31/2007	12.54	0.04	(1.03)	(0.99)	(0.05)		(0.45)	11.05	(7.86)	19,065	65	0.75	0.30
Class B
12/31/2011	10.01	0.12	0.56	0.68	(0.06)		–	10.63	6.79	166	36	0.50	1.16
12/31/2010	8.18	0.09	1.78	1.87	(0.04)		–	10.01	22.92	150	30	0.51	1.08
12/31/2009	6.17	0.09	1.97	2.06	(0.05)		–	8.18	33.41	109	27	0.52	1.31
12/31/2008	11.12	0.09	(3.62)	(3.53)	(0.05)		(1.37)	6.17	(31.20)	86	56	0.55	0.99
12/31/2007	12.61	0.07	(1.04)	(0.97)	(0.07)		(0.45)	11.12	(7.67)	112	65	0.55	0.53

JNL/Mellon Capital Management Financial Sector Fund
Class A
12/31/2011	7.19	0.08	(1.01)	(0.93)	(0.05)		–	6.21	(12.89)	160,983	31	0.68	1.23
12/31/2010	6.41	0.06	0.80	0.86	(0.08)		–	7.19	13.49	182,141	24	0.69	0.86
12/31/2009	5.48	0.10	0.92	1.02	(0.09)		–	6.41	18.62	147,124	22	0.70	1.79
12/31/2008	12.38	0.24	(6.56)	(6.32)	(0.11)		(0.47)	5.48	(50.64)	75,650	32	0.73	2.71
12/31/2007	16.02	0.33	(3.12)	(2.79)	(0.22)		(0.63)	12.38	(17.36)	54,961	40	0.74	2.15
Class B
12/31/2011	7.17	0.10	(1.01)	(0.91)	(0.07)		–	6.19	(12.76)	225	31	0.48	1.43
12/31/2010	6.39	0.07	0.80	0.87	(0.09)		–	7.17	13.68	247	24	0.49	1.05
12/31/2009	5.46	0.11	0.92	1.03	(0.10)		–	6.39	18.80	236	22	0.50	2.05
12/31/2008	12.34	0.26	(6.55)	(6.29)	(0.12)		(0.47)	5.46	(50.54)	141	32	0.53	2.79
12/31/2007	15.93	0.36	(3.10)	(2.74)	(0.22)		(0.63)	12.34	(17.17)	209	40	0.54	2.38

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Expenses to Average Net Assets(d)	Net Investment Income (Loss) to Average Net Assets(d)
JNL/Mellon Capital Management Healthcare Sector Fund
Class A
12/31/2011	$11.35	$0.17	$1.06	$1.23	$(0.10)		$–	$12.48	10.88%	$271,364	27%	0.68%	1.40%
12/31/2010	11.04	0.15	0.28	0.43	(0.12)		–	11.35	3.88	170,516	17	0.69	1.31
12/31/2009	9.53	0.13	1.87	2.00	(0.13)		(0.36)	11.04	20.97	160,212	29	0.70	1.37
12/31/2008	13.34	0.15	(3.29)	(3.14)	(0.09)		(0.58)	9.53	(23.20)	127,267	41	0.70	1.31
12/31/2007	12.89	0.15	0.84	0.99	(0.08)		(0.46)	13.34	7.65	113,281	31	0.72	1.09
Class B
12/31/2011	11.33	0.19	1.07	1.26	(0.12)		–	12.47	11.13	302	27	0.48	1.59
12/31/2010	11.01	0.17	0.28	0.45	(0.13)		–	11.33	4.13	281	17	0.49	1.52
12/31/2009	9.51	0.15	1.86	2.01	(0.15)		(0.36)	11.01	21.12	247	29	0.50	1.56
12/31/2008	13.31	0.17	(3.28)	(3.11)	(0.11)		(0.58)	9.51	(23.05)	200	41	0.50	1.50
12/31/2007	12.91	0.17	0.84	1.01	(0.15)		(0.46)	13.31	7.83	166	31	0.52	1.28
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A
12/31/2011	26.76	0.32	0.56	0.88	(0.21)		–	27.43	3.27	864,716	14	0.66	1.14
12/31/2010	22.67	0.28	4.04	4.32	(0.23)		–	26.76	19.11	656,024	14	0.67	1.26
12/31/2009	20.47	0.30	3.76	4.06	(0.20)		(1.66)	22.67	19.97	481,777	19	0.67	1.39
12/31/2008	36.83	0.27	(14.16)	(13.89)	(0.20)		(2.27)	20.47	(37.80)	340,494	39	0.67	0.81
12/31/2007	28.99	0.23	9.91	10.14	(0.16)		(2.14)	36.83	35.29	515,660	28	0.67	0.67
Class B
12/31/2011	27.06	0.38	0.57	0.95	(0.24)		–	27.77	3.50	1,132	14	0.46	1.34
12/31/2010	22.90	0.33	4.10	4.43	(0.27)		–	27.06	19.37	1,082	14	0.47	1.45
12/31/2009	20.66	0.34	3.81	4.15	(0.25)		(1.66)	22.90	20.22	886	19	0.47	1.57
12/31/2008	37.17	0.34	(14.32)	(13.98)	(0.26)		(2.27)	20.66	(37.70)	721	39	0.47	1.06
12/31/2007	29.21	0.29	10.01	10.30	(0.20)		(2.14)	37.17	35.57	865	28	0.47	0.85
JNL/Mellon Capital Management Technology Sector Fund
Class A
12/31/2011	7.22	0.03	(0.05)	(0.02)	(0.01)		(0.16)	7.03	(0.33)	336,473	26	0.67	0.36
12/31/2010	6.45	0.02	0.76	0.78	(0.01)		–	7.22	12.11	292,219	34	0.68	0.26
12/31/2009	3.94	0.02	2.49	2.51	(0.00	)(e)	–	6.45	63.82	246,091	25	0.69	0.31
12/31/2008	7.68	0.01	(3.35)	(3.34)	(0.00	)(e)	(0.40)	3.94	(43.42)	52,884	70	0.73	0.20
12/31/2007	6.84	0.00	0.99	0.99	–		(0.15)	7.68	14.56	104,335	33	0.73	0.02
Class B
12/31/2011	7.29	0.04	(0.05)	(0.01)	(0.02)		(0.16)	7.10	(0.18)	305	26	0.47	0.54
12/31/2010	6.51	0.03	0.77	0.80	(0.02)		–	7.29	12.26	451	34	0.48	0.45
12/31/2009	3.97	0.03	2.52	2.55	(0.01)		–	6.51	64.21	404	25	0.49	0.55
12/31/2008	7.74	0.02	(3.38)	(3.36)	(0.01)		(0.40)	3.97	(43.31)	104	70	0.53	0.37
12/31/2007	6.88	0.02	0.99	1.01	–		(0.15)	7.74	14.77	245	33	0.53	0.21

*

Commencement of operations was as follows: JNL/Mellon Capital Management Nasdaq 25 Fund Class B - December 3, 2007; JNL/Mellon Capital Management Value Line 30 Fund Class B – December 3, 2007; JNL/Mellon Capital Management Dow Dividend Fund Class B – December 3, 2007; JNL/Mellon Capital Management S&P 24 Fund Class B – December 3, 2007; JNL/Mellon Capital Management S&P SMid 60 Fund – April 30, 2007; JNL/Mellon Capital Management NYSE International 25 Fund – April 30, 2007.

(a)	Calculated using the average shares method.
(b)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)	Not annualized for periods of less than one year.
(d)	Annualized for periods less than one year.
(e)	Amount represents less than $0.005.

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

NOTE 1.  ORGANIZATION

The JNL Variable Fund LLC is a limited liability company organized under the laws of Delaware, by an Operating Agreement dated February 11, 1999 as amended December 13, 2001. The JNL Variable Fund LLC includes the following twenty (20) separate Funds, (each a “Fund”, and collectively, “Funds”), each sub-advised by Mellon Capital Management Corporation: JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Nasdaq 25 Fund, JNL/Mellon Capital Management Value Line 30 Fund, JNL/Mellon Capital Management Dow Dividend Fund, JNL/Mellon Capital Management S&P 24 Fund, JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management S&P SMid 60 Fund, JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund. The composition of portfolios for certain Funds is determined on an annual basis utilizing stock selection criteria described in the Funds’ prospectus. The Funds are registered with the U.S. Securities and Exchange Commission (“SEC”) as non-diversified funds under the Investment Company Act of 1940, as amended (“1940 Act”).

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”) and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM serves as investment adviser to each of the Funds. Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and affiliated separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified and non-qualified retirement plans as well as certain affiliated “funds of funds”.

All Funds, except for JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, and JNL/Mellon Capital Management Global 15 Fund, are regulated investment companies (each a “RIC Fund”) and offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests solely owned by Jackson National Separate Account-I.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”):

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The securities lending collateral funds, which provide daily liquidity, are valued at the daily reported NAV of the funds, as a practical expedient, as of the close of the NYSE on each valuation date. Other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures adopted by the Funds’ Board of Managers (“Board” or “Managers”). Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s own assumptions in determining fair value of an investment. Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Board has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

Please see the Notes to the Schedules of Investments, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”, for expanded disclosure of fair value measurements.

Recent Accounting Pronouncements - In April 2011, FASB released Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. ASU 2011-03 eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing. ASU 2011-03 may cause certain dollar roll transactions that are currently accounted for as purchase and sale to be characterized as a secured borrowing transaction. ASU 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact ASU 2011-03 will have on the Funds’ financial statement disclosures.

In May 2011, FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”. ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures. Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities, quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuation inputs. Management is currently evaluating the impact ASU 2011-04 will have on the Funds’ financial statement disclosures.

Distributions to Shareholders - The amount and timing of distributions for the RIC Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. For all the RIC Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, for the RIC Funds will be distributed at least annually, to the extent they exceed available capital loss carryforwards. For all other Funds, no distributions of net investment income or realized capital gains are required; therefore, undistributed (excess of distributions over) net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Federal Income Taxes - Each RIC Fund is a separate taxpayer for federal income tax purposes. Each RIC Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest and dividend income and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications – Under the Funds’ organizational documents, its Officers and Managers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Funds that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Fund level expenses are allocated to the Funds based on the average daily net assets of each Fund.

NOTE 3.  INVESTMENTS AND RISKS

Securities Lending and Securities Lending Collateral – A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income. The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction. The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked-to-market daily. Any shortfalls are adjusted the next business day. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Funds. The Funds have cash collateral invested in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, each a limited liability company sponsored by the Adviser. As the assets in the Securities Lending Liquidating Fund LLC mature or are liquidated, the proceeds are invested in the Securities Lending Cash Collateral Fund LLC. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds. The Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are only offered to the Funds and JNAM affiliated funds.

Short-term securities in the Securities Lending Cash Collateral Fund LLC and securities maturing within 60 days in Securities Lending Liquidating LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. Securities that are not valued at amortized cost in the Securities Lending Liquidating Fund LLC are generally valued based on prices furnished by pricing services. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Industry Concentration Risk – A Fund may concentrate its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Market, Credit and Counterparty Risk - In the normal course of business the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

NOTE 4.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee - Each Fund has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid to Mellon Capital Management Corporation as compensation for sub-advisory services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

Assets	Annual Rate
$0 to $50 million	0.34%
$50 million to $100 million	0.31
$100 million to $750 million	0.28
Over $750 million	0.27

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The Funds pay an annual administrative fee of 0.15% of the average daily net assets of each Fund, accrued daily and paid monthly, except for the JNL/Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE International 25 Fund, which each pay an annual administrative fee of 0.20% of the average daily net assets.

In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Managers and independent legal counsel to the disinterested Managers, and a portion of the costs associated with the Chief Compliance Officer.

Rule 12b-1 Fee - The Funds adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Funds). Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. The maximum annual Rule 12b-1 fee allowed is 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees (Class A) in the Statements of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2011, the following Funds paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Mellon Capital Management Global 15 Fund $1; JNL/Mellon Capital Management 25 Fund $1; and JNL/Mellon Capital Management S&P SMid 60 Fund $13.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Managers may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Manager. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Prior to January 1, 2007, Managers were able to defer the receipt of their compensation under a separate plan. Deferred amounts under this plan are credited at a fixed annual rate of return of five percent (5%). Liabilities related to deferred balances are included in payable for manager fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in manager fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2011, certain Funds invested in a money market fund which is managed by the Adviser. JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, which are affiliates of the Funds’ Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC and Securities Lending Liquidating Fund LLC. JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of the Fund’s Sub-Adviser. The total value and cost of such affiliated investments are disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

NOTE 5.  INCOME TAX MATTERS

JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests owned by a single entity: Jackson National Separate Account-I. Accordingly, such Funds are not considered separate entities for federal income tax purposes, and therefore, are taxed as part of the operations of Jackson.

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

To the extent there are differences between the amounts recognized for financial statements and federal income tax purposes that are permanent in nature, such amounts (in thousands) are reclassified within the capital accounts based on their federal income tax treatment as indicated below. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

JNL/Mellon Capital Management Nasdaq 25 Fund	$–	$(42)	$42
JNL/Mellon Capital Management S&P 24 Fund	(416)	416	–
JNL/Mellon Capital Management 25 Fund	10	(10)	–
JNL/Mellon Capital Management Select Small-Cap Fund	(170)	170	–
JNL/Mellon Capital Management JNL 5 Fund	(251)	251	–
JNL/Mellon Capital Management VIP Fund	(99)	99	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	94	(94)	–
JNL/Mellon Capital Management S&P SMid 60 Fund	(124)	124	–

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act are effective for the Funds’ fiscal year ending December 31, 2011. Under the Act, a Fund is permitted to carry forward capital losses for an unlimited period. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At December 31, 2011, the following Funds had post-enactment unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short Term Capital Losses	Long Term Capital Losses

JNL/Mellon Capital Management NYSE International 25 Fund	$209	$4,307

At December 31, 2011, the following Funds had unused pre-enactment capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains. If not used, the capital loss carryovers will expire as follows:

	Amount	Year(s) of Expiration

JNL/Mellon Capital Management Value Line 30 Fund	$313,232	2017
JNL/Mellon Capital Management Dow Dividend Fund	187,859	2016-2018
JNL/Mellon Capital Management Select Small-Cap Fund	221,691	2017
JNL/Mellon Capital Management JNL 5 Fund	1,794,172	2017
JNL/Mellon Capital Management VIP Fund	114,748	2017
JNL/Mellon Capital Management JNL Optimized 5 Fund	109,562	2017
JNL/Mellon Capital Management NYSE International 25 Fund	20,164	2016-2017
JNL/Mellon Capital Management Communications Sector Fund	15,492	2016-2018
JNL/Mellon Capital Management Financial Sector Fund	7,548	2017-2018

At December 31, 2011, the Funds had no capital, currency and/or passive foreign investment company (“PFIC”) mark to market losses realized after October 31, 2011 (“Post-October losses”).

As of December 31, 2011, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains for U.S. federal income tax purposes (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain

JNL/Mellon Capital Management Nasdaq 25 Fund	$285,337	$39,806	$(32,272)	$7,534	$849	$2,849
JNL/Mellon Capital Management Value Line 30 Fund	961,461	26,390	(228,046)	(201,656)	450	–
JNL/Mellon Capital Management Dow Dividend Fund	326,401	29,621	(21,476)	8,145	10,766	–
JNL/Mellon Capital Management S&P 24 Fund	520,115	55,558	(39,692)	15,866	45,328	2,082
JNL/Mellon Capital Management 25 Fund	596,907	23,036	(28,942)	(5,906)	13,675	3,166
JNL/Mellon Capital Management Select Small-Cap Fund	272,032	28,919	(32,618)	(3,699)	368	–
JNL/Mellon Capital Management JNL 5 Fund	3,162,742	301,120	(347,234)	(46,114)	91,222	–
JNL/Mellon Capital Management VIP Fund	274,159	30,065	(39,699)	(9,634)	5,050	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	415,129	32,629	(82,743)	(50,114)	10,530	–

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain

JNL/Mellon Capital Management S&P SMid 60 Fund	$532,559	$40,778	$(60,839)	$(20,061)	$21,540	$14,669
JNL/Mellon Capital Management NYSE International 25 Fund	121,019	2,177	(38,036)	(35,859)	2,963	–
JNL/Mellon Capital Management Communications Sector Fund	67,350	4,623	(8,711)	(4,088)	2,126	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	113,324	9,567	(6,690)	2,877	853	6,426
JNL/Mellon Capital Management Financial Sector Fund	205,248	9,579	(51,373)	(41,794)	2,168	–
JNL/Mellon Capital Management Healthcare Sector Fund	280,482	12,427	(18,407)	(5,980)	3,213	1,964
JNL/Mellon Capital Management Oil & Gas Sector Fund	856,542	110,144	(80,030)	30,114	9,657	3,127
JNL/Mellon Capital Management Technology Sector Fund	323,732	47,545	(29,965)	17,580	1,684	22,351
*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2011 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**

JNL/Mellon Capital Management Nasdaq 25 Fund	$1,478	$–
JNL/Mellon Capital Management Dow Dividend Fund	8,733	–
JNL/Mellon Capital Management S&P 24 Fund	2,575	–
JNL/Mellon Capital Management 25 Fund	14,536	–
JNL/Mellon Capital Management Select Small-Cap Fund	2,666	–
JNL/Mellon Capital Management JNL 5 Fund	103,817	–
JNL/Mellon Capital Management VIP Fund	3,692	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	7,554	–
JNL/Mellon Capital Management S&P SMid 60 Fund	13,684	12,054
JNL/Mellon Capital Management NYSE International 25 Fund	2,086	–
JNL/Mellon Capital Management Communications Sector Fund	1,674	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	483	–
JNL/Mellon Capital Management Financial Sector Fund	1,384	–
JNL/Mellon Capital Management Healthcare Sector Fund	2,142	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	6,477	–
JNL/Mellon Capital Management Technology Sector Fund	660	7,394
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2011.

The tax character of distribution paid (in thousands) during the fiscal year ended December 31, 2010 was as follows:

	Net Ordinary Income*	Long-term Capital Gain

JNL/Mellon Capital Management Nasdaq 25 Fund	$367	$–
JNL/Mellon Capital Management Value Line 30 Fund	4,383	–
JNL/Mellon Capital Management Dow Dividend Fund	7,150	–
JNL/Mellon Capital Management S&P 24 Fund	907	–
JNL/Mellon Capital Management 25 Fund	11,708	–
JNL/Mellon Capital Management Select Small-Cap Fund	1,348	–
JNL/Mellon Capital Management JNL 5 Fund	70,135	–
JNL/Mellon Capital Management VIP Fund	6,518	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	9,213	–
JNL/Mellon Capital Management S&P SMid 60 Fund	295	–
JNL/Mellon Capital Management NYSE International 25 Fund	2,078	–
JNL/Mellon Capital Management Communications Sector Fund	1,220	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	284	–
JNL/Mellon Capital Management Financial Sector Fund	2,022	–
JNL/Mellon Capital Management Healthcare Sector Fund	1,739	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	5,563	–
JNL/Mellon Capital Management Technology Sector Fund	433	–
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2008, 2009, 2010 and 2011 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements for the year ended December 31, 2011.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2011

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Variable Fund LLC (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2011, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

February 28, 2012

Chicago, Illinois

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2011

Disclosure of Fund Expenses

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management Dow 10 Fund
Class A	$1,000.00	$1,055.40	0.67%	$3.47	$1,000.00	$1,021.84	0.67%	$3.41
JNL/Mellon Capital Management S&P 10 Fund
Class A	1,000.00	866.90	0.68	3.20	1,000.00	1,021.79	0.68	3.47
JNL/Mellon Capital Management Global 15 Fund
Class A	1,000.00	887.00	0.70	3.33	1,000.00	1,021.66	0.70	3.57
JNL/Mellon Capital Management Nasdaq 25 Fund
Class A	1,000.00	938.20	0.69	3.37	1,000.00	1,021.72	0.69	3.52
Class B	1,000.00	939.80	0.49	2.40	1,000.00	1,022.74	0.49	2.50
JNL/Mellon Capital Management Value Line 30 Fund
Class A	1,000.00	724.90	0.74	3.22	1,000.00	1,021.48	0.74	3.77
Class B	1,000.00	725.20	0.54	2.35	1,000.00	1,022.49	0.54	2.75
JNL/Mellon Capital Management Dow Dividend Fund
Class A	1,000.00	999.10	0.67	3.38	1,000.00	1,021.82	0.67	3.41
Class B	1,000.00	1,000.90	0.47	2.37	1,000.00	1,022.83	0.47	2.40
JNL/Mellon Capital Management S&P 24 Fund
Class A	1,000.00	947.40	0.64	3.14	1,000.00	1,021.96	0.64	3.26
Class B	1,000.00	948.10	0.44	2.16	1,000.00	1,022.97	0.44	2.24
JNL/Mellon Capital Management 25 Fund
Class A	1,000.00	981.20	0.64	3.20	1,000.00	1,021.97	0.64	3.26
Class B	1,000.00	983.00	0.44	2.20	1,000.00	1,022.97	0.44	2.24
JNL/Mellon Capital Management Select Small-Cap Fund
Class A	1,000.00	922.90	0.65	3.15	1,000.00	1,021.92	0.65	3.31
Class B	1,000.00	923.30	0.45	2.18	1,000.00	1,022.93	0.45	2.29
JNL/Mellon Capital Management JNL 5 Fund
Class A	1,000.00	938.30	0.64	3.13	1,000.00	1,021.99	0.64	3.26
Class B	1,000.00	939.50	0.44	2.15	1,000.00	1,023.00	0.44	2.24
JNL/Mellon Capital Management VIP Fund
Class A	1,000.00	891.70	0.68	3.24	1,000.00	1,021.77	0.68	3.47
Class B	1,000.00	891.40	0.48	2.29	1,000.00	1,022.78	0.48	2.45
JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A	1,000.00	851.70	0.68	3.17	1,000.00	1,021.76	0.68	3.47
Class B	1,000.00	852.30	0.48	2.24	1,000.00	1,022.77	0.48	2.45

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2011

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management S&P SMid 60 Fund
Class A	$1,000.00	$902.10	0.65%	$3.12	$1,000.00	$1,021.94	0.65%	$3.31
Class B	1,000.00	904.00	0.45	2.16	1,000.00	1,022.95	0.45	2.29
JNL/Mellon Capital Management NYSE International 25 Fund
Class A	1,000.00	728.80	0.78	3.40	1,000.00	1,021.30	0.78	3.97
Class B	1,000.00	730.30	0.58	2.53	1,000.00	1,022.30	0.58	2.96
JNL/Mellon Capital Management Communications Sector Fund
Class A	1,000.00	912.90	0.71	3.42	1,000.00	1,021.60	0.71	3.62
Class B	1,000.00	913.20	0.51	2.46	1,000.00	1,022.63	0.51	2.60
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A	1,000.00	985.00	0.70	3.50	1,000.00	1,021.66	0.70	3.57
Class B	1,000.00	985.20	0.50	2.50	1,000.00	1,022.68	0.50	2.55
JNL/Mellon Capital Management Financial Sector Fund
Class A	1,000.00	879.70	0.69	3.27	1,000.00	1,021.74	0.69	3.52
Class B	1,000.00	879.80	0.49	2.32	1,000.00	1,022.75	0.49	2.50
JNL/Mellon Capital Management Healthcare Sector Fund
Class A	1,000.00	977.10	0.68	3.39	1,000.00	1,021.80	0.68	3.47
Class B	1,000.00	978.30	0.48	2.39	1,000.00	1,022.79	0.48	2.45
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A	1,000.00	928.30	0.66	3.21	1,000.00	1,021.87	0.66	3.36
Class B	1,000.00	929.60	0.46	2.24	1,000.00	1,022.88	0.46	2.35
JNL/Mellon Capital Management Technology Sector Fund
Class A	1,000.00	984.50	0.67	3.35	1,000.00	1,021.82	0.67	3.41
Class B	1,000.00	984.70	0.47	2.35	1,000.00	1,022.83	0.47	2.40

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Guidelines

The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to the Sub-Adviser. The Funds have adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders. The Sub-Adviser generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the Sub-Adviser will monitor situations that may result in a conflict of interest in accordance with their Procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2011 are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Variable Fund LLC, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Interested Manager
Mark D. Nerud (45) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	106

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Chief Financial Officer of the Adviser (11/2000 to 1/2007) and Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Disinterested Managers
Michael Bouchard (55) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/2000 to present)	106
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/1999 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
William J. Crowley, Jr. (66) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	106

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Bio Veris Corporation (from 5/2003 until 6/2007 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when the company was acquired)

Dominic D’Annunzio (73) 1 Corporate Way Lansing, MI 48951	Manager [2] (6/2003 to present) Chairman of the Board (2/2004 to 12/2010)	106
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Michelle Engler (53) 1 Corporate Way Lansing, MI 48951	Chairperson of the Board [3] (1/2011 to present) Manager [2] (4/2000 to present)	106
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

[1]	Mr. Nerud is an “interested person” of the JNL Variable Funds due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and disinterested Managers are elected to serve for an indefinite term.
[3]

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Engler’s term will lapse at the end of 2013.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Disinterested Managers
James Henry, Ph.D. (73) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	106
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to 7/2009)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Richard McLellan (69) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2003 to present)	106

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (2010 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009); Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Adjunct Associate Professor, Michigan State University (2008 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (60) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	106
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 3/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chairman of the Board of Trustees of St. Coletta’s of Illinois (2004 to 2007) and Member of the Board (2000 to 2007)

Patricia A. Woodworth (56) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	106

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Officers
Danielle A. Bergandine (31) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Anti-Money Laundering Officer of other Investment Company advised by Curian Capital, LLC (10/2011 to present)

Karen J. Buiter (46) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Financial Reporting of the Adviser (7/2011 to present); Assistant Vice President – Fund Reporting of the Adviser (4/2008 to 6/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Officers
Kelly L. Crosser (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/2006 to 4/2007)

Steven J. Fredricks (41) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to present)

Daniel W. Koors (41) 1 Corporate Way Lansing, MI 48951	Vice President (11/2011 to present) Vice President, Treasurer and Chief Financial Officer (12/2006 to 11/2011)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (1/2009 to present) and Chief Operating Officer of the Adviser (4/2011 to present); Chief Financial Officer of the Adviser (1/2007 to 4/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Gerard A. M. Oprins (52) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (Principal Financial Officer) (11/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (4/2011 to present); Treasurer and Chief Financial Officer of the Trust (11/2011 to present); Business Consultant (5/2009 to 3/2011); Partner, Ernst & Young LLP (10/1995 to 4/2009)

Michael Piszczek (54) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of the Adviser (7/2011 to present); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 6/2011); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

Susan S. Rhee (40) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel (Chief Legal Officer) and Secretary (2/2004 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer), and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Vice president, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Fund, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

The interested Manager and the Officers of the Fund (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Fund for their services as Managers or Officers. The following persons, who are disinterested Managers of the Fund, and the Fund’s Chief Compliance Officer, received from the Fund the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2011:

MANAGER	AGGREGATE COMPENSATION FROM THE JNL VARIABLE FUND[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM JNL VARIABLE FUND AND FUND COMPLEX
Michael Bouchard	$22,036	$0	$0	$159,000[4]
William J. Crowley, Jr.	$24,462	$0	$0	$176,500
Dominic D’Annunzio	$22,383	$0	$0	$161,500[5]
Michelle Engler [3]	$27,926	$0	$0	$201,500
James Henry	$22,383	$0	$0	$161,500[6]
Richard McLellan	$21,551	$0	$0	$155,500
William R. Rybak	$24,115	$0	$0	$174,000
Patricia Woodworth	$22,036	$0	$0	$159,000[7]
Steven J. Fredricks [2]	$42,433	$0	$0	$306,173

[1]

The fees paid to the independent Managers are paid for combined service on the Boards of the Fund, JNL Investors Series Trust and JNL Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Managers are $1,348,500.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Ms. Engler is an ex officio (non-voting) member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.
[4]	Amount includes $1,102 deferred by Mr. Bouchard.
[5]	Amount includes $11,191 deferred by Mr. D’Annunzio.
[6]	Amount includes $20,144 deferred by Mr. Henry.
[7]	Amount includes $22,036 deferred by Ms. Woodworth.

Page intentionally left blank.

JNL Series Trust JNL Variable Fund LLC One Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

VADV7338 02/12

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2010 and December 31, 2011. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$92,375	$0	$34,000	$0
2011	$90,000	$0	$34,000	$0

The above Tax Fees for 2010 and 2011 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2010	$51,129	$18,500	$0
2011	$53,209	$19,000	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement on Standards for Attestation Engagements No. 16 of the adviser and administrator of the registrant.

The above Tax Fees for 2010 and 2011 are the aggregate fees billed for professional services by KPMG to adviser entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2010 was $103,629. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2011 was $106,209.

(h) For the fiscal years ended December 31, 2010 and December 31, 2011, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Oil and Gas Sector Fund, the JNL/Mellon Capital Management Select Small-Cap Fund, the JNL/Mellon Capital Management Technology Sector Fund, and the JNL/Mellon Capital Management VIP Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2011, pursuant to §210.1212 of Regulation S-X.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
JNL/Mellon Capital Management Select Small-Cap Fund
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 18.0%
Aaron’s Inc.	192	$5,119
Arbitron Inc.	65	2,234
BJ’s Restaurants Inc. (c)	66	2,980
Cabela’s Inc. - Class A (c)	164	4,165
Coinstar Inc. (c) (d)	76	3,480
Domino’s Pizza Inc. (c)	148	5,014
DSW Inc.	40	1,775
G-III Apparel Group Ltd. (c)	46	1,141
Genesco Inc. (c)	57	3,495
Jos. A. Bank Clothiers Inc. (c)	66	3,228
K12 Inc. (c)	74	1,335
Monro Muffler Brake Inc.	72	2,806
Shuffle Master Inc. (c)	130	1,522
Steven Madden Ltd. (c)	101	3,474
Vitamin Shoppe Inc. (c)	69	2,738

		44,506
CONSUMER STAPLES - 6.0%
Andersons Inc.	44	1,940
Boston Beer Co. Inc. (c) (d)	22	2,426
Darling International Inc. (c)	278	3,698
Diamond Foods Inc. (d)	52	1,690
PriceSmart Inc.	72	4,982

		14,736
ENERGY - 3.3%
Bill Barrett Corp. (c)	112	3,826
Hornbeck Offshore Services Inc. (c) (d)	64	1,978
James River Coal Co. (c) (d)	85	587
Knightsbridge Tankers Ltd. (d)	58	786
Venoco Inc. (c)	145	979

		8,156
FINANCIALS - 8.0%
BGC Partners Inc.	174	1,032
Cardtronics Inc. (c)	103	2,789
Extra Space Storage Inc.	211	5,103
EZCORP Inc. - Class A (c)	112	2,949
Financial Engines Inc. (c) (d)	105	2,345
Portfolio Recovery Associates Inc. (c)	41	2,750
Texas Capital Bancshares Inc. (c)	89	2,714

		19,682
HEALTH CARE - 9.4%
Accuray Inc. (c)	141	598
Computer Programs & Systems Inc.	26	1,347
Cyberonics Inc. (c)	68	2,278
Emergent BioSolutions Inc. (c)	84	1,418
Hanger Orthopedic Group Inc. (c)	80	1,486
Medidata Solutions Inc. (c)	57	1,244
Molina Healthcare Inc. (c)	109	2,434
Neogen Corp. (c)	55	1,688
Universal American Corp.	181	2,296
ViroPharma Inc. (c)	187	5,128
Zoll Medical Corp. (c)	52	3,279

		23,196
INDUSTRIALS - 20.2%
AeroVironment Inc. (c)	53	1,655
China Yuchai International Ltd.	88	1,218
CIRCOR International Inc.	41	1,439

	Shares/Par	Value
CoStar Group Inc. (c)	49	3,300
Cubic Corp.	64	2,774
EnerSys (c)	120	3,112
Franklin Electric Co. Inc.	56	2,440
GeoEye Inc. (c)	53	1,182
Great Lakes Dredge & Dock Corp.	139	775
HEICO Corp. (d)	40	2,341
Hexcel Corp. (c)	234	5,672
II-VI Inc. (c)	148	2,724
Insperity Inc.	63	1,590
Kaman Corp.	63	1,711
MasTec Inc. (c)	189	3,276
Middleby Corp. (c)	44	4,157
Old Dominion Freight Line Inc. (c)	134	5,427
Tennant Co.	45	1,764
Textainer Group Holdings Ltd. (d)	117	3,397

		49,954
INFORMATION TECHNOLOGY - 32.3%
ACI Worldwide Inc. (c)	80	2,285
Cabot Microelectronics Corp. (c)	56	2,633
Cavium Inc. (c)	112	3,187
Cognex Corp.	99	3,535
Cymer Inc. (c)	72	3,595
Diodes Inc. (c)	107	2,270
DTS Inc. (c)	41	1,123
Ebix Inc. (d)	95	2,106
Entegris Inc. (c)	319	2,787
EZchip Semiconductor Ltd. (c)	60	1,690
FEI Co. (c)	92	3,767
Hittite Microwave Corp. (c)	75	3,697
InterDigital Inc. (d)	109	4,730
Ixia (c)	164	1,728
Kulicke & Soffa Industries Inc. (c)	172	1,587
Littelfuse Inc.	52	2,249
LivePerson Inc. (c)	125	1,573
MAXIMUS Inc.	82	3,383
Mercury Computer Systems Inc. (c)	67	893
MicroStrategy Inc. (c)	19	2,061
MKS Instruments Inc.	124	3,440
Newport Corp. (c)	88	1,197
Photronics Inc. (c)	128	778
Progress Software Corp. (c)	159	3,086
Semtech Corp. (c)	152	3,768
STEC Inc. (c)	123	1,057
Synchronoss Technologies Inc. (c)	90	2,713
Taleo Corp. (c)	98	3,782
Ultimate Software Group Inc. (c)	61	3,997
Wright Express Corp. (c)	92	4,996

		79,693
MATERIALS - 2.8%
Clearwater Paper Corp. (c)	55	1,957
Innophos Holdings Inc.	51	2,484
KapStone Paper and Packaging Corp. (c)	111	1,742
Mesabi Trust (d)	31	779

		6,962

Total Common Stocks (cost $249,112)		246,885

SHORT TERM INVESTMENTS - 8.7%
Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	318	318

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Securities Lending Collateral - 8.6%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	20,227	20,227
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	927	903

		21,130

Total Short Term Investments (cost $21,473)		21,448

Total Investments - 108.7% (cost $270,585)		268,333
Other Assets and Liabilities, Net - (8.7%)		(21,375)

Total Net Assets - 100.0%		$246,958

JNL/Mellon Capital Management JNL 5 Fund
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 13.2%
Brown Shoe Co. Inc. (d)	259	$2,303
Cabela’s Inc. (c)	410	10,434
Cato Corp. - Class A	167	4,047
Cheesecake Factory Inc. (c)	358	10,507
Cracker Barrel Old Country Store Inc.	140	7,068
DSW Inc.	101	4,459
Esprit Holdings Ltd. (d)	9,159	11,817
Ford Motor Co.	3,871	41,654
G-III Apparel Group Ltd. (c)	117	2,917
Genesco Inc. (c)	143	8,847
Genuine Parts Co.	507	31,031
Hibbett Sports Inc. (c)	167	7,564
Iconix Brand Group Inc. (c)	440	7,174
iRobot Corp. (c) (d)	154	4,582
Jos. A. Bank Clothiers Inc. (c) (d)	166	8,085
K12 Inc. (c) (d)	189	3,382
Life Time Fitness Inc. (c)	186	8,713
Maidenform Brands Inc. (c)	139	2,551
Marks & Spencer Group Plc	7,528	36,358
McDonald’s Corp.	849	85,199
Monro Muffler Brake Inc.	180	6,995
Steven Madden Ltd. (c)	250	8,613
Texas Roadhouse Inc. - Class A	426	6,342
Thomson Reuters Corp.	702	18,714
Time Warner Cable Inc.	985	62,616

		401,972
CONSUMER STAPLES - 12.0%
Andersons Inc.	110	4,812
B&G Foods Inc.	288	6,941
Campbell Soup Co.	747	24,840
Clorox Co.	410	27,321
Darling International Inc. (c)	502	6,666
Diamond Foods Inc. (d)	129	4,160
General Mills Inc.	731	29,554
Hain Celestial Group Inc. (c)	257	9,436
HJ Heinz Co.	529	28,602
Kellogg Co.	508	25,711
Kraft Foods Inc. - Class A	3,442	128,603
Ruddick Corp.	296	12,613
SUPERVALU Inc. (d)	2,716	22,053
Sysco Corp.	883	25,910
United Natural Foods Inc. (c)	213	8,517

		365,739

	Shares/Par	Value
ENERGY - 9.0%
Chevron Corp.	713	75,853
ConocoPhillips	383	27,944
Enbridge Inc.	925	34,604
Frontline Ltd. (d)	1,017	4,363
James River Coal Co. (c) (d)	100	691
Knightsbridge Tankers Ltd. (d)	154	2,101
Lufkin Industries Inc.	137	9,215
National Oilwell Varco Inc.	969	65,890
Spectra Energy Corp.	1,044	32,092
Teekay Corp.	789	21,087

		273,840
FINANCIALS - 9.1%
American Equity Investment Life Holding Co.	355	3,696
American International Group Inc. (c)	1,131	26,235
Bank of China Ltd.	82,254	30,290
BOC Hong Kong Holdings Ltd.	12,750	30,207
Cardtronics Inc. (c)	257	6,950
China Construction Bank Corp.	48,406	33,781
Community Bank System Inc.	198	5,512
Extra Space Storage Inc.	399	9,675
EZCORP Inc. (c)	285	7,510
First Cash Financial Services Inc. (c)	185	6,483
FNB Corp. (d)	687	7,766
Horace Mann Educators Corp.	232	3,184
Industrial & Commercial Bank of China	58,161	34,522
Man Group Plc	9,330	18,214
Portfolio Recovery Associates Inc. (c)	104	7,007
RSA Insurance Group Plc	22,100	36,106
Saul Centers Inc.	111	3,928
World Acceptance Corp. (c)	94	6,925

		277,991
HEALTH CARE - 12.2%
Abbott Laboratories	543	30,550
Air Methods Corp. (c)	75	6,364
Cyberonics Inc. (c)	170	5,691
Emergent BioSolutions Inc. (c)	211	3,548
Hanger Orthopedic Group Inc. (c)	201	3,750
HealthSpring Inc. (c)	287	15,639
Johnson & Johnson	1,052	68,969
Merck & Co. Inc.	1,805	68,042
MWI Veterinary Supply Inc. (c)	77	5,093
Par Pharmaceutical Cos. Inc. (c)	213	6,961
Parexel International Corp. (c)	352	7,299
Pfizer Inc.	6,195	134,053
Universal American Corp.	452	5,751
Zoll Medical Corp. (c)	130	8,182

		369,892
INDUSTRIALS - 20.2%
BAE Systems Plc	8,385	37,126
Blount International Inc. (c)	292	4,241
Caterpillar Inc.	696	63,042
CoStar Group Inc. (c) (d)	126	8,384
Cummins Inc.	592	52,133
Deere & Co.	783	60,573
Dolan Media Co. (c)	117	998
Eaton Corp.	1,284	55,883
EnerSys (c)	296	7,680
Franklin Electric Co. Inc.	140	6,081
General Electric Co.	5,930	106,198
GeoEye Inc. (c)	133	2,959
HEICO Corp. (d)	100	5,855
Hexcel Corp. (c)	462	11,174

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
II-VI Inc. (c)	377	6,919
Lindsay Corp.	76	4,185
Middleby Corp. (c)	111	10,397
Moog Inc. (c)	248	10,894
Old Dominion Freight Line Inc. (c)	337	13,677
Parker Hannifin Corp.	755	57,576
Raytheon Co.	561	27,117
Textainer Group Holdings Ltd. (d)	293	8,545
Titan Machinery Inc. (c)	111	2,415
Waste Management Inc.	707	23,114
Watsco Inc.	412	27,039

		614,205
INFORMATION TECHNOLOGY - 5.7%
Advent Software Inc. (c)	311	7,588
Ceva Inc. (c)	131	3,971
Checkpoint Systems Inc. (c)	244	2,669
Coherent Inc. (c)	151	7,906
Diebold Inc.	813	24,451
DTS Inc. (c)	106	2,899
Ebix Inc. (d)	215	4,758
GT Advanced Technologies Inc. (c) (d)	915	6,625
Hittite Microwave Corp. (c)	184	9,092
Interactive Intelligence Group (c)	111	2,535
InterDigital Inc. (d)	195	8,502
j2 Global Inc. (d)	273	7,695
Littelfuse Inc.	135	5,812
LivePerson Inc. (c)	315	3,958
LTX-Credence Corp. (c)	186	997
Mellanox Technologies Ltd. (c)	206	6,695
Micrel Inc.	371	3,755
NetGear Inc. (c)	217	7,296
NetScout Systems Inc. (c)	252	4,434
Progress Software Corp. (c)	395	7,647
RightNow Technologies Inc. (c)	193	8,265
Sapient Corp.	817	10,298
Smith Micro Software Inc. (c)	113	127
Synchronoss Technologies Inc. (c)	216	6,514
ViaSat Inc. (c)	185	8,526
Wright Express Corp. (c)	175	9,490

		172,505
MATERIALS - 7.1%
Balchem Corp.	171	6,952
Clearwater Paper Corp. (c)	136	4,855
E.I. du Pont de Nemours & Co.	1,304	59,690
Innophos Holdings Inc.	130	6,334
KapStone Paper and Packaging Corp. (c)	275	4,331
MeadWestvaco Corp.	997	29,854
Nucor Corp.	593	23,447
RPM International Inc.	1,180	28,961
Sensient Technologies Corp.	300	11,351
Sonoco Products Co.	771	25,423
Southern Copper Corp.	534	16,109

		217,307
TELECOMMUNICATION SERVICES - 10.1%
AT&T Inc.	3,691	111,629
Rogers Communications Inc. - Class B	750	28,888
Verizon Communications Inc.	3,031	121,618
Vodafone Group Plc	16,728	46,475

		308,610
UTILITIES - 0.3%
El Paso Electric Co.	255	8,846

Total Common Stocks (cost $3,032,125)		3,010,907

	Shares/Par	Value
INVESTMENT COMPANIES - 0.8%
SPDR S&P 500 ETF Trust	200	25,078

Total Investment Companies (cost $25,184)		25,078

SHORT TERM INVESTMENTS - 2.6%
Investment Company - 0.0%
JNL Money Market Fund, 0.02% (a) (b)	542	542
Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	73,281	73,281
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	7,001	6,820

		80,101

Total Short Term Investments (cost $80,824)		80,643

Total Investments - 102.3% (cost $3,138,133)		3,116,628
Other Assets and Liabilities, Net - (2.3%)		(70,787)

Total Net Assets - 100.0%		$3,045,841

JNL/Mellon Capital Management VIP Fund
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 20.1%
Autoliv Inc.	35	$1,882
AutoZone Inc. (c)	7	2,240
Bed Bath & Beyond Inc. (c)	38	2,175
Brown Shoe Co. Inc. (d)	20	174
Cabela’s Inc. (c)	29	726
Cato Corp. - Class A	12	287
Cheesecake Factory Inc. (c)	25	732
Cracker Barrel Old Country Store Inc.	10	490
Dana Holding Corp. (c)	56	685
Deckers Outdoor Corp. (c)	12	920
Dillard’s Inc. (d)	23	1,045
Dollar Tree Inc. (c)	18	1,526
DSW Inc.	7	305
Expedia Inc.	18	534
Family Dollar Stores Inc.	38	2,183
Ford Motor Co.	270	2,901
Fossil Inc. (c)	26	2,046
G-III Apparel Group Ltd. (c)	9	215
Garmin Ltd. (d)	58	2,316
Genesco Inc. (c)	10	599
Hibbett Sports Inc. (c)	12	542
Iconix Brand Group Inc. (c)	31	512
iRobot Corp. (c) (d)	11	315
Jos. A. Bank Clothiers Inc. (c)	12	565
K12 Inc. (c)	13	227
Leggett & Platt Inc.	80	1,847
Liberty Media Corp. (c)	82	1,331
Life Time Fitness Inc. (c)	18	835
Magna International Inc.	87	2,912
Maidenform Brands Inc. (c)	10	191
Mattel Inc.	71	1,962
Monro Muffler Brake Inc.	13	503
NetFlix Inc. (c)	11	753
O’Reilly Automotive Inc. (c)	20	1,615
Pier 1 Imports Inc. (c)	46	647
Sally Beauty Holdings Inc. (c)	60	1,270
Starbucks Corp.	107	4,942
Steven Madden Ltd. (c)	17	590

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Tenneco Inc. (c)	24	713
Texas Roadhouse Inc. - Class A	30	440
TripAdvisor Inc. (c)	18	464
TRW Automotive Holdings Corp. (c)	48	1,548
Virgin Media Inc.	47	1,010
Wynn Resorts Ltd.	18	1,987

		51,702
CONSUMER STAPLES - 6.4%
Andersons Inc.	8	333
B&G Foods Inc.	20	489
Brown-Forman Corp.	27	2,165
Costco Wholesale Corp.	63	5,211
Darling International Inc. (c)	35	460
Diamond Foods Inc. (d)	9	299
Estee Lauder Cos. Inc.	23	2,628
Hain Celestial Group Inc. (c)	18	642
Hershey Co.	40	2,459
Ruddick Corp.	21	883
United Natural Foods Inc. (c)	20	818

		16,387
ENERGY - 5.2%
Chevron Corp.	20	2,110
ENI SpA	103	2,131
FMC Technologies Inc. (c)	42	2,199
James River Coal Co. (c) (d)	4	28
Knightsbridge Tankers Ltd. (d)	11	145
Lufkin Industries Inc.	13	853
Newfield Exploration Co. (c)	26	997
Occidental Petroleum Corp.	19	1,793
RPC Inc. (d)	59	1,085
Total SA	43	2,175

		13,516
FINANCIALS - 8.5%
Allstate Corp.	57	1,549
American Equity Investment Life Holding Co.	26	267
Banco Santander SA	213	1,615
Berkshire Hathaway Inc. (c)	23	1,789
Cardtronics Inc. (c)	18	475
Chubb Corp.	31	2,180
Cincinnati Financial Corp.	57	1,733
Community Bank System Inc.	13	374
Credit Suisse Group AG (c)	56	1,309
Extra Space Storage Inc.	37	902
EZCORP Inc. (c)	20	529
First Cash Financial Services Inc. (c)	13	447
First Niagara Financial Group Inc.	128	1,103
FNB Corp.	47	537
Horace Mann Educators Corp.	17	231
People’s United Financial Inc.	129	1,653
Portfolio Recovery Associates Inc. (c)	7	483
Saul Centers Inc.	8	271
Torchmark Corp.	47	2,039
World Acceptance Corp. (c)	7	478
Zurich Financial Services AG	9	1,973

		21,937
HEALTH CARE - 7.7%
Air Methods Corp. (c)	5	431
AstraZeneca Plc	50	2,288
Biogen Idec Inc. (c)	28	3,095
Cerner Corp. (c)	24	1,468
CR Bard Inc.	20	1,752
Cyberonics Inc. (c)	12	389
Eli Lilly & Co.	51	2,131

	Shares/Par	Value
Emergent BioSolutions Inc. (c)	14	232
GlaxoSmithKline Plc	116	2,662
Hanger Orthopedic Group Inc. (c)	15	275
HealthSpring Inc. (c)	19	1,043
MWI Veterinary Supply Inc. (c)	5	343
Par Pharmaceutical Cos. Inc. (c)	15	486
Parexel International Corp. (c)	25	519
Universal American Corp.	33	417
Varian Medical Systems Inc. (c)	27	1,818
Zoll Medical Corp. (c)	9	565

		19,914
INDUSTRIALS - 10.1%
Avery Dennison Corp.	42	1,209
Avis Budget Group Inc. (c)	40	427
Blount International Inc. (c)	20	290
CoStar Group Inc. (c) (d)	9	574
Dolan Media Co. (c)	6	54
Eaton Corp.	35	1,545
EnerSys (c)	20	521
Franklin Electric Co. Inc.	10	417
GeoEye Inc. (c)	10	211
HEICO Corp. (d)	7	402
Hexcel Corp. (c)	30	729
Huntington Ingalls Industries Inc. (c)	10	311
II-VI Inc. (c)	26	476
Joy Global Inc.	15	1,119
Lindsay Corp. (d)	5	282
Masco Corp.	142	1,484
Middleby Corp. (c)	8	712
Moog Inc. (c)	18	774
Northrop Grumman Systems Corp.	57	3,327
Old Dominion Freight Line Inc. (c)	24	963
PACCAR Inc.	53	1,984
RR Donnelley & Sons Co.	103	1,489
Sauer-Danfoss Inc. (c)	19	683
Textainer Group Holdings Ltd. (d)	20	574
Titan Machinery Inc. (c)	8	174
United Parcel Service Inc.	26	1,894
United Rentals Inc. (c) (d)	23	694
WW Grainger Inc.	14	2,556

		25,875
INFORMATION TECHNOLOGY - 16.3%
Advent Software Inc. (c)	21	513
Altera Corp.	45	1,677
Apple Inc. (c)	14	5,624
Atmel Corp. (c)	149	1,207
Autodesk Inc. (c)	33	1,007
BMC Software Inc. (c)	26	852
Broadcom Corp.	109	3,210
Ceva Inc. (c) (d)	9	273
Check Point Software Technologies Ltd. (c)	30	1,579
Checkpoint Systems Inc. (c)	18	194
Coherent Inc. (c)	11	562
Cypress Semiconductor Corp.	50	845
DTS Inc. (c)	8	209
Ebix Inc. (d)	16	350
Fairchild Semiconductor International Inc. (c)	50	598
Finisar Corp. (c)	33	549
Fiserv Inc. (c)	21	1,254
GT Advanced Technologies Inc. (c) (d)	64	460
Hittite Microwave Corp. (c)	13	640
Interactive Intelligence Group (c)	7	169
InterDigital Inc. (d)	19	817
j2 Global Inc. (d)	20	550

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Jabil Circuit Inc.	86	1,694
KLA-Tencor Corp.	24	1,179
Lam Research Corp. (c)	18	664
Linear Technology Corp.	33	990
Littelfuse Inc.	10	412
LivePerson Inc. (c)	23	285
LTX-Credence Corp. (c)	10	55
Mellanox Technologies Ltd. (c)	14	461
Micrel Inc.	25	254
NetApp Inc. (c)	53	1,904
NetGear Inc. (c)	15	504
NetScout Systems Inc. (c)	18	322
Nokia Oyj	217	1,060
Power-One Inc. (c) (d)	43	168
Progress Software Corp. (c)	28	534
RF Micro Devices Inc. (c)	107	576
RightNow Technologies Inc. (c)	13	574
Sapient Corp.	56	706
Smith Micro Software Inc. (c)	7	7
Synchronoss Technologies Inc. (c)	15	454
Texas Instruments Inc.	58	1,683
TriQuint Semiconductor Inc. (c)	64	309
ViaSat Inc. (c) (d)	17	806
Vishay Intertechnology Inc. (c)	60	540
Wright Express Corp. (c)	11	609
Xilinx Inc.	65	2,078

		41,967
MATERIALS - 7.2%
Balchem Corp.	12	485
Ball Corp.	55	1,964
Cabot Corp.	26	839
Clearwater Paper Corp. (c)	9	332
Cliffs Natural Resources Inc.	54	3,343
Eastman Chemical Co.	57	2,225
Innophos Holdings Inc.	9	424
KapStone Paper and Packaging Corp. (c)	20	316
MeadWestvaco Corp.	69	2,058
PPG Industries Inc.	22	1,864
Sensient Technologies Corp.	21	792
Sherwin-Williams Co.	22	1,995
Sigma-Aldrich Corp.	18	1,108
Solutia Inc.	49	841

		18,586
TELECOMMUNICATION SERVICES - 7.1%
AT&T Inc.	61	1,856
CenturyLink Inc.	39	1,451
Deutsche Telekom AG	174	1,997
France Telecom SA	108	1,699
Koninklijke KPN NV	154	1,841
MetroPCS Communications Inc. (c)	139	1,206
NII Holdings Inc. - Class B (c)	12	257
Telecom Italia SpA	1,745	1,877
Telefonica SA	99	1,722
Vivendi SA	83	1,828
Vodafone Group Plc	873	2,424

		18,158
UTILITIES - 10.3%
Alliant Energy Corp.	49	2,163
Dominion Resources Inc.	42	2,252
DTE Energy Co.	40	2,174
E.ON AG	73	1,581
Edison International	47	1,944
El Paso Electric Co.	17	604

	Shares/Par	Value
Enel SpA	451	1,836
Entergy Corp.	25	1,860
GDF Suez	63	1,711
Integrys Energy Group Inc.	37	2,007
National Grid Plc	261	2,535
NiSource Inc.	102	2,438
Pinnacle West Capital Corp.	44	2,110
RWE AG	33	1,176

		26,391

Total Common Stocks (cost $263,352)		254,433

INVESTMENT COMPANIES - 1.0%
SPDR S&P 500 ETF Trust	20	2,570

Total Investment Companies (cost $2,580)		2,570

SHORT TERM INVESTMENTS - 2.9%
Investment Company - 0.1%
JNL Money Market Fund, 0.02% (a) (b)	417	417
Securities Lending Collateral - 2.8%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	6,637	6,637
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	480	468

		7,105

Total Short Term Investments (cost $7,534)		7,522

Total Investments - 102.8% (cost $273,466)		264,525
Other Assets and Liabilities, Net - (2.8%)		(7,313)

Total Net Assets - 100.0%		$257,212

JNL/Mellon Capital Management JNL Optimized 5 Fund
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 22.1%
Autoliv Inc. (d)	78	$4,175
Bed Bath & Beyond Inc. (c)	83	4,839
Dana Holding Corp. (c)	125	1,520
Deckers Outdoor Corp. (c)	30	2,241
Dillard’s Inc. (d)	51	2,297
Dollar Tree Inc. (c)	41	3,368
Esprit Holdings Ltd. (d)	796	1,027
Expedia Inc.	41	1,180
Ford Motor Co.	598	6,433
Fossil Inc. (c)	57	4,542
Genuine Parts Co.	38	2,305
Liberty Media Corp. (c)	183	2,975
Magna International Inc.	193	6,430
Marks & Spencer Group Plc	651	3,147
O’Reilly Automotive Inc. (c)	45	3,595
Pier 1 Imports Inc. (c)	103	1,440
Sally Beauty Holdings Inc. (c)	144	3,036
Starbucks Corp.	239	10,992
Tenneco Inc. (c)	53	1,582
Thomson Reuters Corp.	52	1,376
TripAdvisor Inc. (c) (d)	27	673
TRW Automotive Holdings Corp. (c)	94	3,080
Virgin Media Inc.	104	2,223

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Wynn Resorts Ltd.	40	4,411

		78,887
CONSUMER STAPLES - 8.3%
Campbell Soup Co.	56	1,849
Clorox Co.	30	2,026
Costco Wholesale Corp.	139	11,587
General Mills Inc.	54	2,196
HJ Heinz Co.	39	2,116
Kellogg Co.	38	1,917
Kraft Foods Inc. - Class A	119	4,442
SUPERVALU Inc. (d)	200	1,621
Sysco Corp.	65	1,919

		29,673
ENERGY - 5.7%
ConocoPhillips	28	2,059
Enbridge Inc.	69	2,566
ENI SpA	220	4,553
Frontline Ltd. (d)	77	329
RPC Inc. (d)	130	2,376
Spectra Energy Corp.	77	2,380
Teekay Corp.	58	1,555
Total SA	91	4,629

		20,447
FINANCIALS - 7.4%
Banco Santander SA	453	3,439
Bank of China Ltd.	7,097	2,614
BOC Hong Kong Holdings Ltd.	1,102	2,611
China Construction Bank Corp.	4,184	2,920
Credit Suisse Group AG (c)	120	2,813
Industrial & Commercial Bank of China	5,036	2,989
Man Group Plc	814	1,589
RSA Insurance Group Plc	1,920	3,137
Zurich Financial Services AG	19	4,193

		26,305
HEALTH CARE - 5.8%
Abbott Laboratories	40	2,270
AstraZeneca Plc	105	4,865
Cerner Corp. (c)	54	3,285
GlaxoSmithKline Plc	248	5,671
Pfizer Inc.	214	4,630

		20,721
INDUSTRIALS - 6.6%
Avis Budget Group Inc. (c)	92	981
BAE Systems Plc	728	3,225
General Electric Co.	205	3,667
Joy Global Inc.	33	2,506
PACCAR Inc.	117	4,402
Raytheon Co.	42	2,009
Sauer-Danfoss Inc. (c)	43	1,540
United Rentals Inc. (c) (d)	53	1,571
Waste Management Inc.	52	1,714
Watsco Inc. (d)	31	2,012

		23,627
INFORMATION TECHNOLOGY - 16.9%
Altera Corp.	101	3,734
Apple Inc. (c)	31	12,610
Atmel Corp. (c)	358	2,901
Autodesk Inc. (c)	74	2,231
BMC Software Inc. (c)	57	1,873
Broadcom Corp.	147	4,327
Check Point Software Technologies Ltd. (c)	67	3,511

	Shares/Par	Value
Cypress Semiconductor Corp.	124	2,097
Diebold Inc.	60	1,814
Fairchild Semiconductor International Inc. (c)	109	1,308
Finisar Corp. (c)	71	1,197
Fiserv Inc. (c)	48	2,817
Jabil Circuit Inc.	192	3,770
KLA-Tencor Corp.	54	2,607
Lam Research Corp. (c)	40	1,471
Linear Technology Corp.	73	2,189
NetApp Inc. (c)	116	4,222
Nokia Oyj	464	2,266
Power-One Inc. (c) (d)	98	383
RF Micro Devices Inc. (c)	243	1,315
TriQuint Semiconductor Inc. (c)	141	688
Vishay Intertechnology Inc. (c)	133	1,195

		60,526
MATERIALS - 7.8%
Cabot Corp.	58	1,856
Cliffs Natural Resources Inc.	119	7,435
Eastman Chemical Co.	127	4,958
MeadWestvaco Corp.	74	2,203
Nucor Corp.	44	1,739
RPM International Inc.	87	2,138
Sigma-Aldrich Corp.	39	2,438
Solutia Inc.	108	1,864
Sonoco Products Co.	57	1,892
Southern Copper Corp.	40	1,195

		27,718
TELECOMMUNICATION SERVICES - 12.8%
AT&T Inc.	127	3,855
Deutsche Telekom AG	372	4,267
France Telecom SA	231	3,623
Koninklijke KPN NV	329	3,933
MetroPCS Communications Inc. (c)	267	2,316
NII Holdings Inc. - Class B (c)	37	798
Rogers Communications Inc. - Class B	56	2,140
Telecom Italia SpA	3,712	3,993
Telefonica SA	212	3,665
Verizon Communications Inc.	105	4,209
Vivendi SA	178	3,900
Vodafone Group Plc	3,301	9,171

		45,870
UTILITIES - 5.3%
E.ON AG	156	3,376
Enel SpA	960	3,906
GDF Suez	134	3,662
National Grid Plc	558	5,414
RWE AG	72	2,526

		18,884

Total Common Stocks (cost $399,799)		352,658

INVESTMENT COMPANIES - 0.9%
SPDR S&P 500 ETF Trust	27	3,326

Total Investment Companies (cost $3,327)		3,326

SHORT TERM INVESTMENTS - 2.5%
Securities Lending Collateral - 2.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	8,743	8,743

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	296	288

		9,031

Total Short Term Investments (cost $9,039)		9,031

Total Investments - 102.1% (cost $412,165)		365,015
Other Assets and Liabilities, Net - (2.1%)		(7,594)

Total Net Assets - 100.0%		$357,421

JNL/Mellon Capital Management Consumer Brands Sector Fund
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 73.8%
99 Cents Only Stores (c)	4	$80
Aaron’s Inc.	5	130
Abercrombie & Fitch Co. - Class A	6	298
Advance Auto Parts Inc.	5	354
Aeropostale Inc. (c)	6	85
Amazon.com Inc. (c)	24	4,202
AMC Networks Inc. (c)	3	127
American Eagle Outfitters Inc.	13	204
ANN Inc. (c)	4	89
Apollo Group Inc. - Class A (c)	8	434
Arbitron Inc.	2	62
Ascena Retail Group Inc. (c)	4	130
AutoNation Inc. (c) (d)	2	89
AutoZone Inc. (c)	2	668
Bally Technologies Inc. (c) (d)	3	117
Bed Bath & Beyond Inc. (c)	17	974
Best Buy Co. Inc.	20	475
Big Lots Inc. (c)	4	168
Bob Evans Farms Inc.	2	69
Brinker International Inc. (d)	6	150
Buckle Inc. (d)	2	78
Cablevision Systems Corp. - Class A	16	228
Career Education Corp. (c)	4	30
Carmax Inc. (c)	16	474
Carnival Corp.	28	899
Cato Corp. - Class A	2	45
CBS Corp. - Class B	43	1,164
CEC Entertainment Inc.	1	46
Charter Communications Inc. (c)	3	145
Cheesecake Factory Inc. (c)	4	109
Chico’s FAS Inc.	12	134
Childrens Place Retail Stores Inc. (c)	2	90
Chipotle Mexican Grill Inc. - Class A (c)	2	722
Choice Hotels International Inc.	2	85
Cinemark Holdings Inc.	7	125
Collective Brands Inc. (c)	4	60
Comcast Corp. - Class A	144	3,413
Comcast Corp. - Special Class A	45	1,052
Cracker Barrel Old Country Store Inc.	2	78
CTC Media Inc.	4	31
Darden Restaurants Inc.	9	415
DeVry Inc.	4	155
Dick’s Sporting Goods Inc.	7	244
Dillard’s Inc. - Class A (d)	2	111
DIRECTV - Class A (c)	51	2,175
Discovery Communications Inc. - Class A (c)	10	397
Discovery Communications Inc. - Class C (c)	8	300
DISH Network Corp. - Class A	14	407

	Shares/Par	Value
Dollar General Corp. (c)	8	348
Dollar Tree Inc. (c)	8	697
Domino’s Pizza Inc. (c)	4	130
DreamWorks Animation SKG Inc. - Class A (c) (d)	5	80
Expedia Inc.	7	202
Family Dollar Stores Inc.	8	441
Foot Locker Inc.	11	256
GameStop Corp. - Class A (c) (d)	10	233
Gannett Co. Inc.	17	223
Gap Inc.	18	327
Gaylord Entertainment Co. (c) (d)	3	69
Genesco Inc. (c)	2	101
Group 1 Automotive Inc.	2	79
Guess? Inc.	4	134
H&R Block Inc.	21	343
Hillenbrand Inc.	4	97
Home Depot Inc.	106	4,464
HSN Inc.	3	103
Hyatt Hotels Corp. - Class A (c)	3	103
International Game Technology	21	355
International Speedway Corp. - Class A	2	45
Interpublic Group of Cos. Inc.	32	308
ITT Educational Services Inc. (c) (d)	2	106
J.C. Penney Co. Inc.	10	361
Jack in the Box Inc. (c)	3	70
John Wiley & Sons Inc. - Class A	4	156
Kohl’s Corp.	17	861
Lamar Advertising Co. - Class A (c) (d)	4	110
Las Vegas Sands Corp. (c)	27	1,160
Liberty Global Inc. (c)	9	339
Liberty Global Inc. - Class A (c)	10	403
Liberty Media Corp. (c)	39	638
Liberty Media Corp. - Class A (c)	8	631
Life Time Fitness Inc. (c)	3	131
Limited Brands Inc.	17	706
Live Nation Inc. (c)	11	91
Lowe’s Cos. Inc.	87	2,204
Macy’s Inc.	29	941
Madison Square Garden Inc. - Class A (c)	4	120
Marriott International Inc. - Class A	20	587
Marriott Vacations Worldwide Corp. (c) (d)	2	34
Matthews International Corp. - Class A	2	64
McDonald’s Corp.	71	7,129
McGraw-Hill Cos. Inc.	20	906
Men’s Wearhouse Inc.	4	114
Meredith Corp. (d)	3	82
MGM Resorts International (c)	22	230
Morningstar Inc.	2	104
NetFlix Inc. (c)	4	251
New York Times Co. - Class A (c)	9	69
News Corp. - Class A	125	2,231
News Corp. - Class B	30	544
Nordstrom Inc.	11	564
O’Reilly Automotive Inc. (c)	9	705
Office Depot Inc. (c)	18	40
Omnicom Group Inc.	19	845
Orient-Express Hotels Ltd. - Class A (c)	7	49
Panera Bread Co. - Class A (c) (d)	2	277
Papa John’s International Inc. (c)	1	50
Penn National Gaming Inc. (c)	5	177
PetSmart Inc.	8	400
PF Chang’s China Bistro Inc. (d)	2	47
Pier 1 Imports Inc. (c)	7	104
Pinnacle Entertainment Inc. (c)	4	44
Priceline.com Inc. (c)	3	1,605

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
RadioShack Corp.	7	68
Regal Entertainment Group - Class A (d)	5	64
Regis Corp.	4	66
Rent-A-Center Inc.	4	151
Ross Stores Inc.	16	768
Royal Caribbean Cruises Ltd.	9	235
Saks Inc. (c) (d)	8	78
Sally Beauty Holdings Inc. (c)	8	173
Scholastic Corp.	2	50
Scientific Games Corp. - Class A (c)	4	42
Scripps Networks Interactive Inc. - Class A	6	259
Sears Holdings Corp. (c) (d)	—	8
Sears Holdings Corp. (c) (e)	3	95
Service Corp. International	16	168
Shutterfly Inc. (c) (d)	2	48
Signet Jewelers Ltd.	6	265
Six Flags Entertainment Corp. (d)	4	155
Sotheby’s - Class A	5	131
Staples Inc.	49	681
Starbucks Corp.	51	2,357
Starwood Hotels & Resorts Worldwide Inc.	13	643
Strayer Education Inc. (d)	1	81
Target Corp.	42	2,159
Tiffany & Co.	9	582
Time Warner Cable Inc.	22	1,398
Time Warner Inc.	69	2,492
TJX Cos. Inc.	26	1,678
Tractor Supply Co.	5	345
TripAdvisor Inc. (c) (d)	7	171
Ulta Salon Cosmetics & Fragrance Inc. (c)	3	222
Urban Outfitters Inc. (c)	8	229
Vail Resorts Inc.	2	104
Valassis Communications Inc. (c) (d)	3	63
Viacom Inc. - Class B	36	1,638
Walt Disney Co.	119	4,453
Washington Post Co. - Class B (d)	—	125
Weight Watchers International Inc.	2	116
Wendy’s Co.	22	116
Williams-Sonoma Inc.	6	248
WMS Industries Inc. (c)	4	79
Wyndham Worldwide Corp.	11	403
Wynn Resorts Ltd.	6	673
Yum! Brands Inc.	32	1,900

		83,315

CONSUMER STAPLES - 17.2%
Casey’s General Stores Inc.	3	134
Costco Wholesale Corp.	30	2,488
CVS Caremark Corp.	93	3,778
Kroger Co.	38	924
Rite Aid Corp. (c)	39	49
Ruddick Corp.	3	127
Safeway Inc.	23	492
SUPERVALU Inc. (d)	14	117
Sysco Corp.	41	1,192
United Natural Foods Inc. (c)	3	132
Wal-Mart Stores Inc.	122	7,289
Walgreen Co.	60	2,000
Whole Foods Market Inc.	11	748

		19,470

HEALTH CARE - 3.0%
AmerisourceBergen Corp.	19	688
Cardinal Health Inc.	24	961
Chemed Corp. (d)	1	77
McKesson Corp.	17	1,323

	Shares/Par	Value
Omnicare Inc.	8	272
VCA Antech Inc. (c)	6	118

		3,439

INDUSTRIALS - 2.7%
Alaska Air Group Inc. (c)	2	185
Avis Budget Group Inc. (c)	7	78
Copart Inc. (c)	4	194
Delta Air Lines Inc. (c)	58	471
Dun & Bradstreet Corp.	3	255
Hertz Global Holdings Inc. (c)	16	190
IHS Inc. - Class A (c)	3	285
JetBlue Airways Corp. (c)	17	91
Nielsen Holdings NV (c)	5	144
Rollins Inc.	5	113
SkyWest Inc.	4	46
Southwest Airlines Co.	54	459
United Continental Holdings Inc. (c)	23	429
US Airways Group Inc. (c)	11	55

		2,995

INFORMATION TECHNOLOGY - 2.7%
Acxiom Corp. (c)	5	67
Dolby Laboratories Inc. - Class A (c)	4	111
eBay Inc. (c)	76	2,315
FactSet Research Systems Inc.	3	249
OpenTable Inc. (c) (d)	2	62
ValueClick Inc. (c)	5	89
WebMD Health Corp. - Class A (c)	4	152

		3,045

Total Common Stocks (cost $104,838)		112,264

SHORT TERM INVESTMENTS - 3.5%

Investment Company - 1.5%
JNL Money Market Fund, 0.02% (a) (b)	1,727	1,727

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	2,186	2,186
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	25	24

		2,210

Total Short Term Investments (cost $3,938)		3,937

Total Investments - 102.9% (cost $108,776)		116,201
Other Assets and Liabilities, Net - (2.9%)		(3,309)

Total Net Assets - 100.0%		$112,892

JNL/Mellon Capital Management Financial Sector Fund
COMMON STOCKS - 99.3%

FINANCIALS - 92.1%
ACE Ltd.	28	$1,988
Affiliated Managers Group Inc. (c)	4	410
AFLAC Inc.	39	1,705
Alexandria Real Estate Equities Inc.	5	352
Alleghany Corp. (c) (d)	1	192
Allied World Assurance Co. Holdings Ltd.	3	198
Allstate Corp.	39	1,081
American Campus Communities Inc.	6	236

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
American Capital Agency Corp.	18	501
American Express Co.	85	4,014
American Financial Group Inc.	7	267
American International Group Inc. (c)	36	838
American National Insurance Co.	1	87
Ameriprise Financial Inc.	19	931
Annaly Capital Management Inc.	81	1,292
AON Corp.	27	1,277
Apartment Investment & Management Co. - Class A	10	225
Arch Capital Group Ltd. (c)	11	409
Argo Group International Holdings Ltd.	2	68
Arthur J Gallagher & Co.	9	308
Aspen Insurance Holdings Ltd.	6	151
Associated Bancorp	14	155
Assurant Inc.	8	329
Assured Guaranty Ltd.	14	185
Astoria Financial Corp.	6	55
AvalonBay Communities Inc.	8	1,024
Axis Capital Holdings Ltd.	11	341
BancorpSouth Inc. (d)	5	60
Bank of America Corp.	834	4,636
Bank of Hawaii Corp.	4	169
Bank of New York Mellon Corp. (a)	104	2,067
BB&T Corp.	58	1,454
Berkshire Hathaway Inc. - Class B (c)	80	6,076
BioMed Realty Trust Inc.	11	193
BlackRock Inc.	8	1,468
BOK Financial Corp.	2	122
Boston Properties Inc.	12	1,211
Brandywine Realty Trust	11	100
BRE Properties Inc. - Class A	6	323
Brookfield Properties Corp.	22	339
Brown & Brown Inc.	9	214
Camden Property Trust	6	377
Capital One Financial Corp.	38	1,605
CapitalSource Inc.	22	146
Capitol Federal Financial Inc.	13	155
Cash America International Inc.	2	111
Cathay General Bancorp	6	87
CBL & Associates Properties Inc.	11	180
CBOE Holdings Inc.	7	190
CBRE Group Inc. - Class A (c)	25	375
Charles Schwab Corp.	86	965
Chimera Investment Corp.	84	210
Chubb Corp.	23	1,585
Cincinnati Financial Corp.	13	400
CIT Group Inc. (c)	17	587
Citigroup Inc.	240	6,308
City National Corp.	4	173
CME Group Inc.	5	1,300
CNO Financial Group Inc. (c)	18	112
Colonial Properties Trust	7	143
Comerica Inc.	17	429
Commerce Bancshares Inc.	7	256
CommonWealth REIT	8	126
Corporate Office Properties Trust	6	120
Cullen/Frost Bankers Inc.	5	252
DCT Industrial Trust Inc.	19	97
DDR Corp.	18	225
Delphi Financial Group Inc. - Class A	4	181
DiamondRock Hospitality Co.	13	127
Digital Realty Trust Inc. (d)	8	552
Discover Financial Services	45	1,087
Douglas Emmett Inc.	10	187
Duke Realty Corp.	21	251

	Shares/Par	Value
DuPont Fabros Technology Inc. (d)	5	120
E*Trade Financial Corp. (c)	22	179
East West Bancorp Inc.	12	238
EastGroup Properties Inc.	2	99
Eaton Vance Corp.	10	231
Endurance Specialty Holdings Ltd.	3	121
Entertainment Properties Trust	4	164
Equity Lifestyle Properties Inc.	3	225
Equity Residential	25	1,404
Erie Indemnity Co. - Class A	2	175
Essex Property Trust Inc.	3	394
Everest Re Group Ltd.	4	302
Extra Space Storage Inc.	8	185
EZCORP Inc. (c)	3	92
Federal Realty Investment Trust	5	464
Federated Investors Inc. - Class B (d)	8	127
Fidelity National Financial Inc. - Class A	19	296
Fifth Third Bancorp	76	972
First American Financial Corp.	8	103
First Financial Bankshares Inc. (d)	2	80
First Horizon National Corp.	21	168
First Midwest Bancorp Inc.	6	64
First Niagara Financial Group Inc.	24	209
First Republic Bank (c)	6	193
FirstMerit Corp.	9	129
FNB Corp. (d)	10	110
Forest City Enterprises Inc. - Class A (c)	12	142
Franklin Resources Inc.	12	1,196
Franklin Street Properties Corp.	6	63
Fulton Financial Corp.	16	156
General Growth Properties Inc.	32	480
Genworth Financial Inc. - Class A (c)	40	263
Glacier Bancorp Inc.	5	62
Goldman Sachs Group Inc.	35	3,186
Greenhill & Co. Inc. (d)	2	86
Hancock Holding Co.	6	203
Hanover Insurance Group Inc.	4	128
Hartford Financial Services Group Inc.	37	595
Hatteras Financial Corp.	6	171
HCC Insurance Holdings Inc.	10	262
HCP Inc.	34	1,405
Health Care REIT Inc.	15	800
Healthcare Realty Trust Inc.	6	115
Highwoods Properties Inc.	6	172
Home Properties Inc.	3	196
Horace Mann Educators Corp.	3	41
Hospitality Properties Trust	10	233
Host Hotels & Resorts Inc.	59	868
Howard Hughes Corp. (c)	2	87
Hudson City Bancorp Inc.	40	251
Huntington Bancshares Inc.	71	391
IberiaBank Corp.	2	121
IntercontinentalExchange Inc. (c)	6	736
International Bancshares Corp.	4	81
Invesco Ltd.	37	753
Invesco Mortgage Capital Inc. (d)	9	130
Janus Capital Group Inc.	15	95
Jefferies Group Inc. (d)	13	174
Jones Lang LaSalle Inc.	4	217
JPMorgan Chase & Co.	250	8,316
Kemper Corp.	3	101
KeyCorp	80	615
Kilroy Realty Corp.	5	181
Kimco Realty Corp.	34	544
Knight Capital Group Inc. - Class A (c)	8	89
LaSalle Hotel Properties	7	165

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Legg Mason Inc.	11	272
Lexington Realty Trust (d)	13	96
Liberty Property Trust	9	290
Lincoln National Corp.	26	498
Loews Corp.	29	1,078
M&T Bank Corp.	11	803
Macerich Co.	11	553
Mack-Cali Realty Corp.	7	189
Markel Corp. (c)	1	332
Marsh & McLennan Cos. Inc.	45	1,431
MB Financial Inc.	4	74
MBIA Inc. (c) (d)	12	140
Mercury General Corp.	2	93
MetLife Inc.	69	2,149
MFA Financial Inc.	29	192
Mid-America Apartment Communities Inc.	3	199
Montpelier Re Holdings Ltd.	5	91
Moody’s Corp.	16	528
Morgan Stanley	110	1,658
MSCI Inc. - Class A (c)	10	326
NASDAQ OMX Group Inc. (c)	11	279
National Penn Bancshares Inc.	10	86
National Retail Properties Inc.	8	203
New York Community Bancorp Inc.	36	442
Northern Trust Corp.	18	715
NYSE Euronext	22	579
Old National Bancorp	9	101
Old Republic International Corp.	20	181
Omega Healthcare Investors Inc.	8	160
PacWest Bancorp	2	39
Park National Corp. (d)	1	62
PartnerRe Ltd.	6	363
People’s United Financial Inc.	30	379
Piedmont Office Realty Trust Inc. (d)	14	242
Platinum Underwriters Holdings Ltd.	3	100
Plum Creek Timber Co. Inc.	14	500
PNC Financial Services Group Inc.	44	2,541
Popular Inc. (c)	84	116
Post Properties Inc.	4	194
Potlatch Corp.	3	99
Principal Financial Group Inc.	25	607
PrivateBancorp Inc.	5	58
ProAssurance Corp.	2	191
Progressive Corp.	50	984
ProLogis Inc.	38	1,095
Prosperity Bancshares Inc.	4	148
Protective Life Corp.	7	153
Provident Financial Services Inc.	5	64
Prudential Financial Inc.	40	2,028
Public Storage	12	1,585
Raymond James Financial Inc.	8	259
Rayonier Inc.	10	446
Realty Income Corp.	11	382
Redwood Trust Inc.	7	69
Regency Centers Corp.	7	279
Regions Financial Corp.	106	455
Reinsurance Group of America Inc.	6	320
RenaissanceRe Holdings Ltd.	4	319
RLI Corp.	1	101
SEI Investments Co.	13	218
Selective Insurance Group	4	72
Senior Housing Properties Trust	13	284
Signature Bank (c)	3	201
Simon Property Group Inc.	25	3,165
SL Green Realty Corp. (d)	7	474
SLM Corp.	43	575

	Shares/Par	Value
St. Joe Co. (c) (d)	7	106
StanCorp Financial Group Inc.	4	132
Starwood Property Trust Inc.	7	136
State Street Corp.	41	1,650
Stifel Financial Corp. (c)	4	141
Sunstone Hotel Investors Inc. (c)	9	73
SunTrust Banks Inc.	45	788
Susquehanna Bancshares Inc.	12	102
SVB Financial Group (c)	3	166
Synovus Financial Corp. (d)	68	96
T. Rowe Price Group Inc.	21	1,195
Tanger Factory Outlet Centers Inc.	7	205
Taubman Centers Inc.	5	294
TCF Financial Corp.	12	121
TD Ameritrade Holding Corp.	19	293
TFS Financial Corp. (c)	7	61
Torchmark Corp.	9	377
Tower Group Inc.	3	57
Transatlantic Holdings Inc.	5	283
Travelers Cos. Inc.	34	2,034
Trustmark Corp.	5	114
U.S. Bancorp	158	4,275
UDR Inc.	18	457
UMB Financial Corp.	3	98
Umpqua Holdings Corp.	9	112
United Bankshares Inc. (d)	4	108
Unum Group	24	507
Validus Holdings Ltd.	6	179
Valley National Bancorp (d)	14	168
Ventas Inc.	22	1,206
Vornado Realty Trust	15	1,182
Waddell & Reed Financial Inc. - Class A	7	175
Washington Federal Inc.	9	120
Washington REIT	5	143
Webster Financial Corp.	6	118
Weingarten Realty Investors	10	213
Wells Fargo & Co.	340	9,363
Westamerica Bancorporation	2	98
White Mountains Insurance Group Ltd.	1	244
Willis Group Holdings Plc	14	560
Wintrust Financial Corp.	3	79
WR Berkley Corp.	9	315
XL Group Plc	25	491
Zions Bancorp	15	242

		148,446
INDUSTRIALS - 0.2%
Equifax Inc.	10	395

INFORMATION TECHNOLOGY - 5.3%
MasterCard Inc. - Class A	9	3,258
Visa Inc. - Class A	43	4,392
Western Union Co.	52	955

		8,605
MATERIALS - 0.5%
Weyerhaeuser Co.	44	827
TELECOMMUNICATION SERVICES - 1.2%
American Tower Corp. - Class A	31	1,880

Total Common Stocks (cost $164,902)		160,153

SHORT TERM INVESTMENTS - 2.1%
Investment Company - 0.4%
JNL Money Market Fund, 0.02% (a) (b)	628	628

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Securities Lending Collateral - 1.7%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	2,493	2,493
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	185	180

		2,673

Total Short Term Investments (cost $3,306)		3,301

Total Investments - 101.4% (cost $168,208)		163,454
Other Assets and Liabilities, Net - (1.4%)		(2,246)

Total Net Assets - 100.0%		$161,208

JNL/Mellon Capital Management Healthcare Sector Fund
COMMON STOCKS - 99.7%
HEALTH CARE - 99.7%
Abbott Laboratories	286	$16,081
Acorda Therapeutics Inc. (c)	7	162
Aetna Inc.	66	2,791
Alere Inc. (c)	15	356
Alexion Pharmaceuticals Inc. (c)	34	2,420
Alkermes Plc (c)	17	297
Allergan Inc.	57	4,967
AMERIGROUP Corp. (c)	9	517
Amgen Inc.	161	10,346
Amylin Pharmaceuticals Inc. (c)	24	278
Auxilium Pharmaceuticals Inc. (c)	8	163
Baxter International Inc.	106	5,225
Becton Dickinson & Co.	38	2,834
Bio-Rad Laboratories Inc. - Class A (c)	4	341
Biogen Idec Inc. (c)	44	4,888
BioMarin Pharmaceutical Inc. (c)	21	729
Boston Scientific Corp. (c)	273	1,458
Bristol-Myers Squibb Co.	316	11,127
Brookdale Senior Living Inc. (c)	19	323
CareFusion Corp. (c)	41	1,032
Catalyst Health Solutions Inc. (c)	8	402
Celgene Corp. (c)	84	5,707
Centene Corp. (c)	9	348
Cepheid Inc. (c)	11	393
Charles River Laboratories International Inc. (c)	9	255
CIGNA Corp.	53	2,214
Community Health Systems Inc. (c)	17	291
Cooper Cos. Inc.	8	598
Covance Inc. (c)	11	520
Coventry Health Care Inc. (c)	28	839
Covidien Plc	90	4,065
CR Bard Inc.	16	1,338
Cubist Pharmaceuticals Inc. (c)	11	445
DaVita Inc. (c)	17	1,283
Dendreon Corp. (c) (d)	25	194
Dentsply International Inc.	26	899
Edwards Lifesciences Corp. (c)	21	1,475
Eli Lilly & Co.	181	7,504
Endo Pharmaceuticals Holdings Inc. (c)	22	752
Express Scripts Inc. (c)	83	3,702
Forest Laboratories Inc. (c)	47	1,422
Gen-Probe Inc. (c)	9	526
Gilead Sciences Inc. (c)	138	5,658
Haemonetics Corp. (c)	5	290
HCA Holdings Inc. (c)	30	652

	Shares/Par	Value
Health Management Associates Inc. - Class A (c)	46	341
Health Net Inc. (c)	16	481
Healthsouth Corp. (c)	17	309
HealthSpring Inc. (c)	12	679
Henry Schein Inc. (c)	17	1,085
Hill-Rom Holdings Inc.	11	370
HMS Holdings Corp. (c)	16	501
Hologic Inc. (c)	48	840
Hospira Inc. (c)	30	915
Human Genome Sciences Inc. (c)	35	258
Humana Inc.	30	2,643
Idexx Laboratories Inc. (c)	10	801
Illumina Inc. (c)	23	705
Impax Laboratories Inc. (c)	12	250
Incyte Corp. (c) (d)	18	269
InterMune Inc. (c)	11	141
Intuitive Surgical Inc. (c)	7	3,336
Invacare Corp.	5	82
Isis Pharmaceuticals Inc. (c)	16	115
Johnson & Johnson	502	32,942
Laboratory Corp. of America Holdings (c)	19	1,614
Life Technologies Corp. (c)	33	1,290
LifePoint Hospitals Inc. (c)	9	346
Lincare Holdings Inc.	17	442
Magellan Health Services Inc. (c)	6	280
Masimo Corp. (c)	10	190
Medco Health Solutions Inc. (c)	71	3,942
Medicis Pharmaceutical Corp. - Class A	12	383
Medivation Inc. (c) (d)	6	277
Mednax Inc. (c)	9	646
Medtronic Inc.	195	7,463
Merck & Co. Inc.	565	21,285
Mylan Inc. (c)	78	1,681
Myriad Genetics Inc. (c)	15	313
Nektar Therapeutics (c) (d)	21	118
NuVasive Inc. (c) (d)	7	84
Onyx Pharmaceuticals Inc. (c)	12	507
Owens & Minor Inc.	11	317
Par Pharmaceutical Cos. Inc. (c)	6	203
Parexel International Corp. (c)	10	209
Patterson Cos. Inc.	17	516
PDL BioPharma Inc.	26	164
Perrigo Co.	16	1,522
Pfizer Inc.	1,412	30,550
Pharmasset Inc. (c)	13	1,700
PSS World Medical Inc. (c)	9	225
Quest Diagnostics Inc.	29	1,688
Questcor Pharmaceuticals Inc. (c)	11	441
Regeneron Pharmaceuticals Inc. (c)	14	752
ResMed Inc. (c)	27	689
Salix Pharmaceuticals Ltd. (c)	9	448
Seattle Genetics Inc. (c) (d)	18	295
Sirona Dental Systems Inc. (c)	11	464
St. Jude Medical Inc.	60	2,054
STERIS Corp.	9	281
Stryker Corp.	54	2,693
Techne Corp.	6	423
Teleflex Inc.	7	453
Tenet Healthcare Corp. (c)	86	442
Theravance Inc. (c) (d)	14	316
Thermo Fisher Scientific Inc. (c)	70	3,155
Thoratec Corp. (c)	11	371
United Therapeutics Corp. (c)	9	441
UnitedHealth Group Inc.	198	10,025
Universal Health Services Inc. - Class B	16	620

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
Varian Medical Systems Inc. (c)	22	1,448
Vertex Pharmaceuticals Inc. (c)	39	1,282
ViroPharma Inc. (c)	13	368
Volcano Corp. (c)	10	227
Warner Chilcott Plc - Class A (c)	31	471
Waters Corp. (c)	17	1,255
Watson Pharmaceuticals Inc. (c)	23	1,411
WellCare Health Plans Inc. (c)	8	408
WellPoint Inc.	64	4,244
West Pharmaceutical Services Inc.	6	237
Zimmer Holdings Inc.	35	1,887

Total Common Stocks (cost $254,398)		270,726

SHORT TERM INVESTMENTS - 1.3%
Investment Company - 0.8%
JNL Money Market Fund, 0.02% (a) (b)	2,312	2,312
Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	1,425	1,425
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	40	39

		1,464

Total Short Term Investments (cost $3,777)		3,776

Total Investments - 101.0% (cost $258,175)		274,502
Other Assets and Liabilities, Net - (1.0%)		(2,836)

Total Net Assets - 100.0%		$271,666

JNL/Mellon Capital Management Oil & Gas Sector Fund
COMMON STOCKS - 99.8%
ENERGY - 98.9%
Anadarko Petroleum Corp.	342	$26,090
Apache Corp.	263	23,811
Atwood Oceanics Inc. (c)	33	1,325
Baker Hughes Inc.	257	12,514
Berry Petroleum Co. - Class A	31	1,316
Bill Barrett Corp. (c)	26	872
Bristow Group Inc.	22	1,021
Cabot Oil & Gas Corp. - Class A	60	4,572
Cameron International Corp. (c)	141	6,959
CARBO Ceramics Inc.	12	1,460
Carrizo Oil & Gas Inc. (c)	22	573
Chesapeake Energy Corp.	394	8,784
Chevron Corp.	1,092	116,146
Cimarex Energy Co.	50	3,091
Cobalt International Energy Inc. (c)	95	1,474
Complete Production Services Inc. (c)	47	1,563
Comstock Resources Inc. (c) (d)	32	487
Concho Resources Inc. (c)	60	5,639
ConocoPhillips	704	51,280
Continental Resources Inc. (c) (d)	34	2,260
Core Laboratories NV (d)	27	3,083
CVR Energy Inc. (c)	52	966
Denbury Resources Inc. (c)	232	3,508
Devon Energy Corp.	235	14,593
Diamond Offshore Drilling Inc. (d)	38	2,092
Dresser-Rand Group Inc. (c)	47	2,353
Dril-Quip Inc. (c)	22	1,420

	Shares/Par	Value
El Paso Corp.	451	11,971
EOG Resources Inc.	159	15,694
EQT Corp.	86	4,690
EXCO Resources Inc.	91	954
Exterran Holdings Inc. (c) (d)	44	404
Exxon Mobil Corp.	2,645	224,219
FMC Technologies Inc. (c)	140	7,290
Forest Oil Corp. (c)	69	931
Halliburton Co.	600	20,700
Helix Energy Solutions Group Inc. (c)	62	984
Helmerich & Payne Inc.	57	3,322
Hess Corp.	177	10,071
HollyFrontier Corp.	113	2,652
Key Energy Services Inc. (c)	85	1,323
Kinder Morgan Inc. (d)	66	2,110
Lufkin Industries Inc.	18	1,243
Marathon Oil Corp.	420	12,301
Marathon Petroleum Corp.	202	6,712
McDermott International Inc. (c)	137	1,580
McMoRan Exploration Co. (c) (d)	66	953
Murphy Oil Corp.	113	6,271
Nabors Industries Ltd. (c)	167	2,903
National Oilwell Varco Inc.	251	17,064
Newfield Exploration Co. (c)	78	2,949
Noble Corp.	151	4,570
Noble Energy Inc.	101	9,570
Oasis Petroleum Inc. (c)	42	1,216
Occidental Petroleum Corp.	423	39,607
Oceaneering International Inc.	63	2,925
Oil States International Inc. (c)	30	2,300
Parker Drilling Co. (c)	74	531
Patterson-UTI Energy Inc.	92	1,830
Pioneer Natural Resources Co.	68	6,082
Plains Exploration & Production Co. (c)	82	3,024
QEP Resources Inc.	103	3,006
Quicksilver Resources Inc. (c) (d)	80	535
Range Resources Corp.	92	5,725
Rosetta Resources Inc. (c)	32	1,370
Rowan Cos. Inc. (c)	74	2,247
SandRidge Energy Inc. (c)	226	1,844
Schlumberger Ltd.	743	50,744
SEACOR Holdings Inc. (c)	12	1,094
SM Energy Co.	37	2,716
Southern Union Co.	68	2,869
Southwestern Energy Co. (c)	201	6,419
Sunoco Inc.	71	2,896
Superior Energy Services Inc. (c) (d)	48	1,370
Swift Energy Co. (c)	26	768
Tesoro Corp. (c)	84	1,969
Tetra Technologies Inc. (c)	53	499
Tidewater Inc.	31	1,524
Transocean Ltd.	184	7,064
Ultra Petroleum Corp. (c)	89	2,639
Unit Corp. (c)	29	1,341
Valero Energy Corp.	330	6,948
Weatherford International Ltd. (c)	430	6,290
Whiting Petroleum Corp. (c)	69	3,200
Williams Cos. Inc.	339	11,199

		856,474
INDUSTRIALS - 0.1%
Chart Industries Inc. (c)	18	955
INFORMATION TECHNOLOGY - 0.2%
First Solar Inc. (c) (d)	34	1,135

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
GT Advanced Technologies Inc. (c) (d)	83	599

		1,734
UTILITIES - 0.6%
Energen Corp.	43	2,133
OGE Energy Corp.	57	3,207

		5,340

Total Common Stocks (cost $810,799)		864,503

SHORT TERM INVESTMENTS - 2.6%
Investment Company - 1.1%
JNL Money Market Fund, 0.02% (a) (b)	9,506	9,506
Securities Lending Collateral - 1.5%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	12,509	12,509
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	142	138

		12,647

Total Short Term Investments (cost $22,156)		22,153

Total Investments - 102.4% (cost $832,955)		886,656
Other Assets and Liabilities, Net - (2.4%)		(20,808)

Total Net Assets - 100.0%		$865,848

JNL/Mellon Capital Management Technology Sector Fund
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 0.2%
Garmin Ltd. (d)	19	$775
HEALTH CARE - 0.8%
Allscripts-Misys Healthcare Solutions Inc. (c)	30	567
athenahealth Inc. (c) (d)	6	277
Cerner Corp. (c)	23	1,379
Quality Systems Inc.	8	310

		2,533
INDUSTRIALS - 0.2%
Pitney Bowes Inc.	35	644
INFORMATION TECHNOLOGY - 98.8%
ACI Worldwide Inc. (c) (d)	8	228
Acme Packet Inc. (c)	9	270
Adobe Systems Inc. (c)	78	2,212
ADTRAN Inc.	13	389
Advanced Micro Devices Inc. (c)	92	495
Advent Software Inc. (c) (d)	5	129
Akamai Technologies Inc. (c)	29	952
Altera Corp.	51	1,904
Amdocs Ltd. (c)	34	974
Analog Devices Inc.	47	1,687
Ansys Inc. (c)	15	846
AOL Inc. (c)	23	343
Apple Inc. (c)	144	58,314
Applied Materials Inc.	209	2,242
Ariba Inc. (c)	15	432
Arris Group Inc. (c)	26	286
Aruba Networks Inc. (c)	18	342
Aspen Technology Inc. (c)	15	254
Atmel Corp. (c)	78	635

	Shares/Par	Value
ATMI Inc. (c)	9	180
Autodesk Inc. (c)	36	1,099
BMC Software Inc. (c)	28	920
Brightpoint Inc. (c)	21	222
Broadcom Corp. - Class A	77	2,254
Brocade Communications Systems Inc. (c)	74	383
CA Inc.	64	1,289
Cabot Microelectronics Corp. (c)	6	273
CACI International Inc. - Class A (c)	4	233
Cadence Design Systems Inc. (c)	50	525
Cavium Inc. (c)	10	293
Check Point Software Technologies Ltd. (c)	26	1,392
Ciena Corp. (c) (d)	22	267
Cisco Systems Inc.	849	15,355
Citrix Systems Inc. (c)	30	1,806
Cognizant Technology Solutions Corp. - Class A (c)	48	3,092
CommVault Systems Inc. (c)	9	367
Computer Sciences Corp.	28	657
Compuware Corp. (c)	44	369
Comtech Telecommunications Corp.	4	120
Concur Technologies Inc. (c)	9	470
Corning Inc.	250	3,248
Cree Inc. (c)	17	386
CSG Systems International Inc. (c)	6	84
Cymer Inc. (c)	7	326
Cypress Semiconductor Corp.	24	413
Dell Inc. (c)	258	3,780
Diebold Inc.	13	384
Digital River Inc. (c)	12	176
DST Systems Inc.	8	345
Earthlink Inc.	29	185
Electronics for Imaging Inc. (c)	14	200
EMC Corp. (c)	327	7,038
Emulex Corp. (c)	25	173
Equinix Inc. (c)	8	763
F5 Networks Inc. (c)	13	1,366
Fair Isaac Corp.	6	222
Fairchild Semiconductor International Inc. (c)	26	315
Finisar Corp. (c)	18	308
Fortinet Inc. (c)	19	421
Gartner Inc. - Class A (c)	17	580
Google Inc. - Class A (c)	37	23,863
Harmonic Inc. (c)	35	175
Harris Corp.	20	726
Hewlett-Packard Co.	315	8,117
Hittite Microwave Corp. (c)	6	314
IAC/InterActiveCorp. (d)	12	502
Informatica Corp. (c)	17	628
Ingram Micro Inc. - Class A (c)	25	456
Insight Enterprises Inc. (c)	13	201
Integrated Device Technology Inc. (c)	37	201
Intel Corp.	781	18,937
InterDigital Inc. (d)	7	318
International Business Machines Corp.	177	32,460
International Rectifier Corp. (c)	15	296
Intersil Corp. - Class A	27	281
Intuit Inc.	44	2,312
j2 Global Inc.	11	298
JDA Software Group Inc. (c)	10	310
JDS Uniphase Corp. (c)	43	451
Juniper Networks Inc. (c)	84	1,707
KLA-Tencor Corp.	27	1,280
Lam Research Corp. (c)	20	723
Lexmark International Inc. - Class A	15	506
Linear Technology Corp.	33	1,001

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2011

	Shares/Par	Value
LSI Corp. (c)	107	639
Marvell Technology Group Ltd. (c)	82	1,138
Maxim Integrated Products Inc.	46	1,209
MEMC Electronic Materials Inc. (c)	53	210
Mentor Graphics Corp. (c) (d)	22	305
Microchip Technology Inc. (d)	30	1,100
Micron Technology Inc. (c)	139	874
Micros Systems Inc. (c)	15	693
Microsemi Corp. (c)	18	308
Microsoft Corp.	1,104	28,666
Motorola Mobility Holdings Inc. (c)	47	1,809
Motorola Solutions Inc.	45	2,098
NCR Corp. (c)	30	499
NetApp Inc. (c)	60	2,171
NetLogic Microsystems Inc. (c)	13	643
Novellus Systems Inc. (c)	11	451
Nuance Communications Inc. (c) (d)	41	1,020
Nvidia Corp. (c)	94	1,307
Omnivision Technologies Inc. (c)	14	177
ON Semiconductor Corp. (c)	71	549
Oracle Corp.	554	14,211
Parametric Technology Corp. (c)	23	424
Plantronics Inc.	10	358
PMC - Sierra Inc. (c)	50	277
Polycom Inc. (c)	28	462
Progress Software Corp. (c)	15	297
QLIK Technologies Inc. (c)	15	362
QLogic Corp. (c)	23	341
QUALCOMM Inc.	265	14,506
Quest Software Inc. (c)	10	178
Rackspace Hosting Inc. (c)	17	741
Rambus Inc. (c) (d)	21	161
Red Hat Inc. (c)	31	1,262
RF Micro Devices Inc. (c)	58	312
Riverbed Technology Inc. (c)	24	575
Rovi Corp. (c)	20	487
SAIC Inc. (c)	55	681
Salesforce.com Inc. (c)	19	1,939
SanDisk Corp. (c)	38	1,858
Seagate Technology	66	1,090
Semtech Corp. (c)	15	361
Silicon Laboratories Inc. (c) (d)	9	397
Skyworks Solutions Inc. (c)	35	561
SolarWinds Inc. (c)	9	250
Solera Holdings Inc.	13	582
Sonus Networks Inc. (c)	68	164
SuccessFactors Inc. (c)	13	524
Symantec Corp. (c)	119	1,859
Synaptics Inc. (c) (d)	5	165
Synopsys Inc. (c)	23	638
Tech Data Corp. (c)	9	448
Tellabs Inc.	72	290
Teradata Corp. (c)	27	1,287
Teradyne Inc. (c)	35	481
Tessera Technologies Inc. (c)	8	138
Texas Instruments Inc.	183	5,327
TIBCO Software Inc. (c)	26	627
TriQuint Semiconductor Inc. (c)	45	219
Ultimate Software Group Inc. (c)	4	262
Unisys Corp. (c)	10	200
VeriFone Holdings Inc. (c)	17	592
VeriSign Inc.	26	942
ViaSat Inc. (c) (d)	7	312
VMware Inc. - Class A (c)	13	1,102
Websense Inc. (c)	12	221
Western Digital Corp. (c)	37	1,137

	Shares/Par	Value
Xerox Corp.	222	1,770
Xilinx Inc.	42	1,344
Yahoo! Inc. (c)	188	3,025

		332,889

Total Common Stocks (cost $306,799)		336,841

SHORT TERM INVESTMENTS - 1.3%
Investment Company - 0.3%
JNL Money Market Fund, 0.02% (a) (b)	998	998
Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.30% (a) (b)	3,443	3,443
Securities Lending Liquidating Fund LLC, 0.45% (a) (b)	31	30

		3,473

Total Short Term Investments (cost $4,472)		4,471

Total Investments - 101.3% (cost $311,271)		341,312
Other Assets and Liabilities, Net - (1.3%)		(4,534)

Total Net Assets - 100.0%		$336,778

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2011

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2011.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.
(e)

Security fair valued in good faith in accordance with the procedures established by the Funds’ Board of Managers (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in these Notes to the Schedules of Investments.

(f)

For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2011. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

*

A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 1-800-873-5654.

Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depository Receipt

Investments in Affiliates - See Note 4 in the Notes to the Financial Statements for discussion of investments in affiliates. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian.

The following table details the Fund’s long-term investment in this affiliate held at December 31, 2011.

Fund	Affiliate	Beginning Value	Purchases	Sales Proceeds	Dividend Income	Realized Gain	Ending Value
JNL/Mellon Capital Management Financial Sector Fund	Bank of New York Mellon Corp.	$3,267	$940	$1,024	$52	$(6)	$2,067

The following table details cash management investments in affiliates held at December 31, 2011. Purchase and sales proceeds are not shown for these investments. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2011.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Mellon Capital Management Select Small-Cap Fund	$1,017	$318	$-
JNL/Mellon Capital Management JNL 5 Fund	5,688	542	1
JNL/Mellon Capital Management VIP Fund	1,456	417	1
JNL/Mellon Capital Management JNL Optimized 5 Fund	829	-	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	398	1,727	-
JNL/Mellon Capital Management Financial Sector Fund	1,519	628	-
JNL/Mellon Capital Management Healthcare Sector Fund	522	2,312	1
JNL/Mellon Capital Management Oil & Gas Sector Fund	4,469	9,506	3
JNL/Mellon Capital Management Technology Sector Fund	1,977	998	1

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange, investments in mutual funds, or securities lending collateral, which are valued as a practical expedient at its daily reported net asset value (“NAV”). Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. There were no indirect observable inputs used to value Level 2 securities during the period. Level 2 includes securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service or ADRs and GDRs for which quoted prices in active markets are not available. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics; or industry specific inputs such as: trading activity of similar markets or securities, or changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are otherwise not available.

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments (in thousands)

December 31, 2011

The Funds held no Level 3 securities at December 31, 2011. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

Significant transfers between Level 1 and Level 2 valuations during the year ended December 31, 2011 related to certain Fund’s using an independent statistical fair value model pricing service to value certain foreign securities as described in Security Valuation in the Notes to the Financial Statements. In instances when criteria constituting a significant event exist and foreign investments are valued using an independent statistical fair value pricing service, they are considered Level 2 valuations. In the absence of the existence of such criteria, the same foreign investments are generally valued using market prices from the applicable exchange and are considered Level 1 valuations. Significant event criteria existed as of December 31, 2010 and did not exist at December 31, 2011, and therefore, certain foreign investments were valued as Level 2 valuations at December 31, 2010 and Level 1 at December 31, 2011. There were no significant transfers into or out of Level 3 during the year.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2011 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/Mellon Capital Management Select Small-Cap Fund
Common Stocks	$246,885	$—	$—	$246,885
Short Term Investments	21,448	—	—	21,448
Fund Total	$268,333	$—	$—	$268,333
JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$3,010,907	$—	$—	$3,010,907
Investment Companies	25,078	—	—	25,078
Short Term Investments	80,643	—	—	80,643
Fund Total	$3,116,628	$—	$—	$3,116,628
JNL/Mellon Capital Management VIP Fund
Common Stocks	$254,433	$—	$—	$254,433
Investment Companies	2,570	—	—	2,570
Short Term Investments	7,522	—	—	7,522
Fund Total	$264,525	$—	$—	$264,525
JNL/Mellon Capital Management JNL Optimized 5 Fund
Common Stocks	$352,658	$—	$—	$352,658
Investment Companies	3,326	—	—	3,326
Short Term Investments	9,031	—	—	9,031
Fund Total	$365,015	$—	$—	$365,015
JNL/Mellon Capital Management Consumer Brands Sector Fund
Common Stocks	$112,169	$95	$—	$112,264
Short Term Investments	3,937	—	—	3,937
Fund Total	$116,106	$95	$—	$116,201
JNL/Mellon Capital Management Financial Sector Fund
Common Stocks	$160,153	$—	$—	$160,153
Short Term Investments	3,301	—	—	3,301
Fund Total	$163,454	$—	$—	$163,454
JNL/Mellon Capital Management Healthcare Sector Fund
Common Stocks	$270,726	$—	$—	$270,726
Short Term Investments	3,776	—	—	3,776
Fund Total	$274,502	$—	$—	$274,502
JNL/Mellon Capital Management Oil & Gas Sector Fund
Common Stocks	$864,503	$—	$—	$864,503
Short Term Investments	22,153	—	—	22,153
Fund Total	$886,656	$—	$—	$886,656
JNL/Mellon Capital Management Technology Sector Fund
Common Stocks	$336,841	$—	$—	$336,841
Short Term Investments	4,471	—	—	4,471
Fund Total	$341,312	$—	$—	$341,312

See accompanying Notes to the Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2011

Summary of Investments by Country (as a percentage of total long-term investments)* :

JNL/Mellon Capital Management JNL Optimized 5 Fund
Bermuda	0.1%
Canada	3.5
China	2.4
Finland	0.6
France	4.4
Germany	2.9
Hong Kong	1.0
Israel	1.0
Italy	3.5
Japan	–
Netherlands	1.1
South Korea	–
Spain	2.0
Switzerland	2.0
United Kingdom	10.2
United States	65.3

Total Long-Term Investments	100.0%

* The Funds presented in the table are those whose strategies included investment in non-U.S. securities as deemed significant by the Funds’ Adviser.

See accompanying Notes to the Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund (the “Funds”) as of and for the year ended December 31, 2011, and have issued our unqualified report thereon dated February 28, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2011 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

February 28, 2012

Chicago, Illinois

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Variable Fund LLC

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2012

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 9, 2012

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.